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As filed with the Securities and Exchange Commission on January 25, 2008

Securities Act File No. 333-147554

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒ Pre-Effective Amendment No. 1
☐ Post-Effective Amendment No.

CALVERT STREET CAPITAL CORPORATION
(Exact name of registrant as specified in charter)

111 South Calvert Street, Suite 1800
Baltimore, Maryland 21202
(443) 573-3700
(Address and telephone number, including area code, of principal executive offices)

Andrew L. John
President and Chief Executive Officer
Calvert Street Capital Corporation
111 South Calvert Street, Suite 1800
Baltimore, Maryland 21202
(Name and address of agent for service)

COPIES TO:

Steven B. Boehm, Esq. Harry S. Pangas, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004-2415 Tel: (202) 383-0100 Fax: (202) 637-3593	John A. Good, Esq. Bass, Berry & Sims PLC 100 Peabody Place, Suite 900 Memphis, Tennessee 38103-3672 Tel: (901) 543-5901 Fax: (888) 543-4644

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

         It is proposed that this filing will become effective (check appropriate box):

  ☐
  when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(3)

Common Stock, $0.001 par value per share	$74,750,000	$2,295

(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

(2)
Includes shares of common stock which the underwriters have the option to purchase to cover over-allotments, if any.

(3)
Previously paid.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY     , 2008

PRELIMINARY PROSPECTUS

4,333,000 Shares

Calvert Street Capital Corporation

Common Stock

         We are a specialty investment company focused on providing debt and equity financing to small to mid-sized companies primarily in transactions initiated by private equity sponsors. Our investment objective is to generate both current income and capital appreciation through mezzanine investments (primarily subordinated debt with an equity component) and, to a lesser extent, through non-control, equity co-investments.

         Upon completion of this offering, we will be an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. We will be managed by Calvert Street Investment Management, LLC, an affiliate of Calvert Street Capital Partners, Inc., an investment manager with approximately $450 million in assets under management.

         In the formation transactions described in this prospectus, we will acquire Legg Mason Mezzanine Fund, L.P., a Delaware limited partnership. Legg Mason Mezzanine Fund, L.P. currently owns 100% of the limited partnership interests in Legg Mason SBIC Mezzanine Fund, L.P., which is licensed as a small business investment company by the United States Small Business Administration. We will also acquire 100% of the membership interests in Legg Mason SBIC Mezzanine Fund Management, LLC, the general partner of Legg Mason SBIC Mezzanine Fund, L.P. We will issue shares of our common stock with an aggregate value of $35.4 million, subject to the adjustment described in this prospectus, as consideration in connection with the formation transactions. The aggregate number of shares of our common stock issuable in connection with the formation will be determined by dividing $35.4 million, subject to the adjustment described in this prospectus, by the initial public offering price per share.

         This is our initial public offering, and our common stock has no history of public trading. It is anticipated that the initial public offering price will be between $14.00 and $16.00 per share. Assuming an initial public offering price of $15.00 per share (the mid-point of the estimated initial public offering price range), purchasers in this offering will experience immediate dilution in net asset value of approximately $        per share. See "Risk Factors" and "Dilution" for more information. We intend to apply to have our common stock listed on the Nasdaq Global Market under the symbol "CMEZ."

         An investment in our common stock is subject to risks and involves a heightened risk of loss of investment. Shares of closed-end investment companies have in the past frequently traded at a discount to their net asset value. If our shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this offering. In addition, the companies in which we invest are subject to special risks. See "Risk Factors" beginning on page 17 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

         This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 111 South Calvert Street, Suite 1800, Baltimore, Maryland 21202 or by telephone at (443) 573-3700 or on our website at www.calvertstreet.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

	Per Share	Total
Public offering price	$	$
Sales load(1)	$	$
Proceeds to us, before expenses(2)	$	$

(1)
Stockholders will indirectly bear such fees as investors in us.

(2)
We estimate that we will incur approximately $2 million of expenses in connection with this offering. Stockholders will indirectly bear such expenses as investors in us.

         We have granted the underwriters a 30-day option to purchase up to an additional 649,950 shares of our common stock at the public offering price, less the underwriting discount (sales load), solely to cover over-allotments, if any. If the over-allotment option is exercised in full, the total public offering price would be $                , the total underwriting discount (sales load) would be $                , and the proceeds to us, before expenses, would be $                .

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The underwriters expect to deliver the shares on or about                        , 2008.

Ferris, Baker Watts	BB&T Capital Markets	Morgan Keegan & Company, Inc.
Incorporated	A Division of Scott & Stringfellow, Inc.

The date of this prospectus is                        , 2008

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including the section entitled "Risk Factors."

        Since commencing operations in 2003, Legg Mason Mezzanine Fund, L.P., or the Parent Fund, has owned 100% of the limited partnership interests in Legg Mason SBIC Mezzanine Fund, L.P., or the SBIC Fund, which is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or the SBA. In conjunction with the consummation of this offering, in what we sometimes refer to in this prospectus as the "formation transactions," Calvert Street Capital Corporation will acquire the Parent Fund through the merger of the Parent Fund with and into Calvert Street Capital Corporation and, as a result, Calvert Street Capital Corporation will acquire 100% of the partnership interests in the SBIC Fund. For a detailed discussion of such transactions, see "Formation Transactions; Business Development Company and Regulated Investment Company Elections." In addition, upon consummation of the formation transactions, the respective current management services agreements between the Parent Fund and the SBIC Fund on the one hand and Calvert Street Capital Partners, Inc. on the other hand will terminate, and Calvert Street Capital Corporation and the SBIC Fund will enter into an investment advisory and management agreement with Calvert Street Investment Management, LLC.

        Unless otherwise noted, the terms "we," "us," "our" and "Calvert Street Capital" refer to the Parent Fund and the SBIC Fund prior to consummation of the formation transactions and this offering, and to Calvert Street Capital Corporation and the SBIC Fund subsequent to such transactions. In addition, "Calvert Street Investment Management" or "investment adviser" refers to Calvert Street Investment Management, LLC and "CSC Partners" refers to the affiliated companies of Calvert Street Capital Partners, Inc.

        When reading this prospectus, it is important to note that the financial statements and other financial information included herein are those of the Parent Fund. Prior to the consummation of the formation transactions and this offering: (i) the Parent Fund was not regulated as a business development company under the Investment Company Act of 1940, or the 1940 Act, and therefore was not subject to certain restrictions imposed by the 1940 Act on business development companies; and (ii) if the Parent Fund had been regulated as a business development company under the 1940 Act, the Parent Fund's performance may have been adversely affected.

Calvert Street Capital Corporation

        We are a specialty investment company that provides debt and equity financing to small to mid-sized companies primarily in transactions initiated by private equity sponsors. Our investment objective is to generate both current income and capital appreciation through mezzanine investments (primarily subordinated debt with an equity component) and, to a lesser extent, through non-control, equity co-investments. Upon completion of the formation transactions and this offering, we will be externally managed and advised by our investment adviser, Calvert Street Investment Management, pursuant to an investment advisory and management agreement. Our investment adviser is a newly formed entity that is an affiliate of CSC Partners, an investment manager with approximately $450 million in assets under management. We expect to draw upon CSC Partners' reputation and to benefit from the significant experience and contacts of CSC Partners' investment professionals and operating consultants, whose activities are solely focused on investing in small to mid-sized companies.

        Since commencing investment operations in 2003, the Parent Fund and the SBIC Fund have originated over $100 million of investments, primarily in transactions initiated by private equity sponsors. These investments have generally ranged in size from $4 million to $10 million. Larger investments have been funded through the Parent Fund due to certain investment size limitations imposed on the SBIC Fund by the SBA. After completion of the formation transactions and this offering, we will continue to invest through Calvert Street Capital Corporation and the SBIC Fund. We believe that utilizing both entities as investment vehicles provides us with access to a broader array of investment opportunities and allows us to access lower cost capital through the SBA's SBIC debenture program. Given our access to such lower cost capital, we expect that the majority of our investments will initially be made through the SBIC Fund.

        We seek to partner with private equity sponsors in acquisitions, financings and recapitalizations. We believe it is beneficial to have another party independently perform due diligence and invest risk capital at the same time we make our investment. In structuring transactions, we seek to protect our rights, manage our risks and create value by: (i) providing financing at reasonable leverage ratios; (ii) obtaining affirmative and negative covenants, default penalties, informational rights, change of control provisions, board rights, "put" rights and other similar protections; and (iii) making minority equity investments or receiving equity instruments, such as nominal cost warrants, in our portfolio companies in conjunction with our debt investments. In this regard, our portfolio had a total debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) ratio of approximately 3.4 to 1.0. In addition, we had minority equity investments or nominal cost warrants in over 90% of our portfolio companies as of September 30, 2007.

        As of September 30, 2007, we had debt and equity investments in 12 portfolio companies with an aggregate fair value of $73.7 million. The weighted average yield on all of our debt investments for the nine months ended September 30, 2007 was approximately 13.9%. Yields are computed using actual interest income earned for the period, including original issue discount, divided by the weighted average fair value of debt investments. For the nine months ended September 30, 2007, the weighted average yield on all of our outstanding debt investments was 13.4%, excluding the impact of the amortization of original issue discount. There can be no assurance that the weighted average yield will remain at its current level.

        The following table sets forth certain unaudited information as of September 30, 2007, for each portfolio company in which we had an investment:

Name of Company	Nature of Principal Business	Cost of Investment(1)(2)	Fair Value of Investment(3)
ACG Texas, LP	Restaurant services	$6,933,594	$7,966,791
Airoom Acquisition Corp.	Residential remodeling services	$8,795,363	$1,500,000
Bacharach, Inc.	Provider of measurement, detection and recovery equipment	$5,000,000	$5,000,000
CheeseWorks, Inc.	Distributor of specialty cheese and food products	$5,740,000	$5,824,583
Conner Steel Products, Ltd.	Storage tank manufacturing	$905,000	$7,642,736
Continental Structural Plastics, Inc.	Manufacturer of composite plastic components	$6,214,468	$7,105,778
Derby Industries, LLC	Business outsourcing services	$7,025,000	$7,125,791
Decorative Components, Inc.	Manufacturer of zinc die castings and forged brass components	$7,335,861	$7,947,010
Liberty Propane, LP	Operator of retail propane distributors	$7,500,000	$7,500,000
Pangborn Corporation	Surface preparation equipment manufacturing	$5,711,049	$6,438,459
ShelterPartners Investment LP	Manufacturer and marketer of all weather canopies and garages	$225,000	$225,000
United Road Towing, Inc.	Towing services	$7,136,984	$9,394,977

Total Investments		$68,522,319	$73,671,125

(1)
Aggregates the cost of all of our investments in each of our portfolio companies.

(2)
Net of pre-payments but before accumulated unearned income allocations.

(3)
Aggregates the fair value of all of our investments in each of our portfolio companies.

        Immediately prior to the consummation of this offering, we will be an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act. As a business development company, we will be required to comply with numerous regulatory requirements. We will be permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt will be limited in certain significant respects. We also intend to elect, effective as of the date of our business development company election, to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends provided that we meet certain source-of-income and asset diversification requirements.

Recent Developments

        On October 17, 2007, we closed a $5 million investment in LTN Acquisition, LLC, a regional temporary staffing company operating in the northern Chicago and Milwaukee metropolitan areas. Our investment consisted of a $4.5 million subordinated debt investment and a $500,000 equity investment.

        On December 14, 2007, we closed a $5 million investment in Conner Steel Products Holdings Co., a manufacturer of products serving the oil and natural gas industries. Our investment consisted of a $5 million subordinated debt investment, which included warrants to purchase common stock.

        On January 15, 2008, we closed a $6.9 million investment in Impact Confections, Inc., a producer of a variety of candies and confectionary products. Our investment consisted of a $6.6 million subordinated debt investment and a $300,000 equity investment.

        On January 22, 2008, we received approximately $6.5 million in proceeds as part of a recapitalization of United Road Towing, Inc. The proceeds represented repayment in full of our senior and subordinated loans, accrued interest and a 1% prepayment fee for the subordinated loan.

        In addition, as of January 25, 2008, we have executed non-binding term sheets for approximately $26 million of investment commitments in four prospective portfolio companies. These proposed investments are subject to the completion of our due diligence and approval process as well as negotiation of definitive agreements with the prospective companies and, as a result, may not result in completed investments.

Our Investment Adviser

        Our investment adviser is led by five managing partners and two senior investment professionals with more than 125 years of aggregate experience investing in all layers of the capital structure of small to mid-sized companies, including senior debt, subordinated debt and equity. Our investment adviser is a newly formed entity that is an affiliate of CSC Partners, and we expect to draw upon CSC Partners' reputation and to benefit from the significant experience and contacts of CSC Partners' investment professionals and operating consultants, whose activities are solely focused on investing in small to mid-sized companies.

        CSC Partners is the successor company to Legg Mason Merchant Banking, Inc., which was founded in 1995 by Joshua M.D. Hall, III and Brian T. Mahoney. CSC Partners currently manages approximately $450 million of private investment funds dedicated to serving the capital needs of small to mid-sized companies. CSC Partners makes control equity investments and investments in mezzanine debt securities. We are the only investment vehicle affiliated with CSC Partners that is focused primarily on investing in debt securities.

        The members of our investment adviser's investment committee are: (i) Joshua M.D. Hall, III, a managing partner of our investment adviser; (ii) Brian T. Mahoney, a managing partner of our investment adviser; (iii) Andrew L. John, our president and chief executive officer and a managing partner of our investment adviser; (iv) Steven A. Axel, a managing partner of our investment adviser; and (v) Gregory W. Barger, a managing partner of our investment adviser. The majority approval of the investment committee will be required before we make an investment.

Our Target Market

        Our business is to provide debt and equity financing to small to mid-sized companies, which we define as companies with annual revenues between $20 million to $150 million. We believe that the market for providing capital to small to mid-sized companies is significant and underserved. Based on a search of the Capital IQ database completed on November 2, 2007, we believe there are approximately 70,373 companies in the United States with annual revenues between $20 million and $150 million. Historically, we have focused on lending to and investing in companies that operate in diverse industry and business sectors throughout the United States, with a particular emphasis on companies located in the Midwest and East regions and we expect to continue this investment focus. Industry and business sectors in which we have invested include niche manufacturing, business services, logistics, restaurants and value added distribution. We believe that many small to mid-sized companies, particularly those operating in the industry and business sectors we have historically targeted, are unable to obtain sufficient financing from traditional financing sources. Due to evolving market trends, traditional lenders and other sources of private investment capital have focused their efforts on larger companies and transactions. We believe this dynamic is attributable to several factors, including the consolidation of commercial banks and the aggregation of private investment funds into larger pools of capital that are focused on larger investments. In addition, many current funding sources do not have relevant experience in dealing with some of the unique business issues facing small to mid-sized companies. Based on our experience, investing in small to mid-sized companies generally requires greater time, resources and expertise than investing in larger companies. Due to the relatively small number of lenders willing to finance small to mid-sized companies, we believe we have greater opportunities to meet the financing requirements of these companies while also negotiating favorable investment terms, including equity participations.

        Also, because most of our investment transactions are initiated by private equity sponsors, we consider the private equity sponsor community to be an integral source of deal flow and investment opportunities. We generally seek relationships with sponsors of private equity funds with less than $400 million in committed capital that are focused on making investments in companies with annual revenues between $20 million to $150 million. According to Thomson Financial, there were approximately 1,089 private equity funds that each raised less than $400 million from 2003 through 2006. Thomson Financial also reports that the total amount of equity capital raised by such funds over this period was approximately $121 billion. We expect that private equity sponsors will continue to be active investors in our target market, and they will seek debt financing to support their investments, which will provide opportunities for us to continue to partner with such firms.

Business Strategies

        Our investment objective is to generate both current income and capital appreciation through mezzanine investments (primarily subordinated debt with an equity component) and, to a lesser extent, through making non-control, equity co-investments. We have adopted the following business strategies to achieve our investment objective:

  •
  Leveraging the Skills and Experience of Our Investment Team. The five managing partners and two senior investment professionals of our investment adviser have over 125 years aggregate experience in lending to and investing in small to mid-sized companies. They have diverse investment backgrounds, with prior experience at private investment funds, commercial banks and other financial services companies, and a history of investing across all layers of the capital structure. Their expertise in valuing companies and structuring transactions will allow us to consider non-traditional and complex transactions tailored to fit the specific needs of prospective portfolio companies.

  •
  Capitalizing on Strong Private Equity Sponsor Relationships. The managing partners and investment professionals of our investment adviser have extensive relationships with numerous private equity sponsors that focus on small to mid-sized companies. Private equity sponsors targeting small to mid-sized companies often seek mezzanine financing from sources such as us in order to support their deal activity and to limit the amount of equity they are required to invest. We offer an additional and attractive source of capital for their acquisitions, financings and recapitalizations.

  •
  Employ Disciplined Underwriting Policies. Our investment adviser will follow a disciplined and conservative approach to identifying, evaluating and investing in companies with strong fundamentals, such as highly predictable and consistent earnings and a strong balance sheet. Prior to making an investment, our investment adviser will perform extensive credit analysis and a thorough assessment of each prospective portfolio company. Our investment adviser will thoroughly analyze the portfolio company's management team, industry dynamics and competitive market positions, quality of financial information and the strength of its underlying operations. Our investment adviser will employ a rigorous due diligence process including multiple meetings with management, tours of plant facilities, discussions with industry professionals and extensive financial analysis.

  •
  Maintain Rigorous Portfolio Monitoring. Careful monitoring of operational, market and financial performances of our portfolio companies is a critical element of our business strategies. We seek to obtain board seats or board observation rights for our portfolio companies and conduct monthly financial reviews and regular discussions with portfolio company management. The consistent review of financial statements and the structuring and monitoring of compliance with affirmative and negative covenants is designed to provide us with an early warning of any financial difficulty. We expect these covenants to also provide us with meaningful rights to influence the direction of a portfolio company and legal remedies if necessary.

  •
  Maintaining Portfolio Diversification. We seek to maintain a portfolio of investments that is appropriately diversified among companies, industries, geographic regions and end markets. This portfolio diversity is intended to mitigate the potential affects of negative economic events for particular companies, regions, and industries.

  •
  Benefiting from Lower Cost of Capital. The SBIC Fund's SBIC license has allowed us to utilize SBA-guaranteed debt capital through the SBA's SBIC Debenture Program. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and public debt. Because lower cost SBA leverage is, and will continue to be, a significant part of our capital base, our relative cost of debt capital should be lower than many of our competitors.

Investment Criteria

        Our investment adviser will generally apply the following investment criteria in evaluating prospective portfolio companies. However, not all of these criteria will necessarily be met in connection with each of our investments.

  •
  Established Companies with Positive Cash Flow. We target companies that have a track record of financial success. We seek to invest in established companies with sound historical financial performance. We typically focus on companies that have historically generated EBITDA of greater than $3 million and similar levels of free cash flow. We generally avoid investing in start-up companies, companies that are susceptible to dramatic changes in technology or companies that are real estate developers or investors.

  •
  Appropriate Capital Structures and Leverage Multiples. We seek companies that have capital structures that are appropriate for their businesses, with generally higher amounts of equity capital in businesses that are susceptible to economic swings. We typically target companies with total leverage multiples of less than 4.0x EBITDA.

  •
  Private Equity Sponsored Transactions. We seek to invest in companies that are being purchased by a private equity sponsor. We believe that it is beneficial to have another party perform independent diligence and invest risk capital at the same time we make our investment. We assess a private equity sponsor's commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company. We have found that private equity sponsors generally add value to small to mid-sized companies by providing strategic guidance, operational expertise, an additional potential source of capital and good corporate governance. The existence of a private equity sponsor generally introduces like-minded leadership at the portfolio company that is economically motivated, and we often have an appropriate alignment of interests with the private equity sponsor that has a controlling equity interest.

  •
  Seasoned and Proven Management Team with Meaningful Financial Commitment. We generally seek to invest in companies having operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each portfolio company to have meaningful equity ownership in the portfolio company to better align our economic interests. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

  •
  Defensible Competitive Advantages/Favorable Industry Position. We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

  •
  Exit Alternatives. We expect that the primary means by which we exit our debt investments will be through the repayment of our debt investments from internally generated cash flow or a refinancing of our debt. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Formation Transactions

        We are a newly organized Delaware corporation formed on October 15, 2007 for the purpose of acquiring the Parent Fund and the SBIC Fund, raising capital in this offering and thereafter operating as an externally managed business development company under the 1940 Act.

        Immediately prior to the completion of this offering, we will consummate the following formation transactions:

  •
  Pursuant to a merger agreement that has received the approval of the general partner and the limited partners of the Parent Fund, we will acquire the Parent Fund through the merger of the Parent Fund with and into Calvert Street Capital Corporation (and, as a result, Calvert Street Capital Corporation will acquire 100% of the limited partnership interests in the SBIC Fund). In connection with the merger, the limited partnership interests held by the limited partners in the Parent Fund will be converted into shares of common stock of Calvert Street Capital Corporation with a value equal to, on an aggregate basis, $33,736,572 (which was determined based on the $34,450,805 net asset value of the Parent Fund as of September 30, 2007, plus the accumulated unearned income of the Parent Fund as of September 30, 2007 and minus the $1,701,566 value of the general partnership interest held by the general partner in the Parent Fund as of September 30, 2007), subject to an adjustment designed to take into account the changes in the "net cash position" of the Parent Fund between September 30, 2007 (on which date the net cash position was $6,171,270) and the close of business on the day immediately preceding the pricing of this offering (such period, the "Adjustment Period") (such calculation, the "Adjustment"). More specifically, the merger agreement provides that, if the "net cash position" of the Parent Fund as of the end of the Adjustment Period is more than $6,171,270, the purchase price payable to the limited partners will be increased by an amount equal to 80% of such excess. Conversely, if the "net cash position" of the Parent Fund as of the end of the

    Adjustment Period is less than $6,171,270, the purchase price payable to the limited partners will be decreased by an amount equal to 80% of such shortfall.

    For these purposes, the net cash position of the Parent Fund as of the end of the Adjustment Period is defined as the aggregate amount of cash and cash equivalents on such date, plus accrued and unpaid income and the increase in prepaid assets of the Parent Fund attributable to the Adjustment Period, less accrued and unpaid expenses of the Parent Fund arising with respect to the Adjustment Period. Importantly, the following transactions, to the extent such transactions occur during the Adjustment Period, will not have any impact on determining the net cash position of the Parent Fund at the end of the Adjustment Period: (a) redemptions and sales of common or preferred equity securities held by the Parent Fund, (b) principal payments on debt securities held by the Parent Fund, (c) increases in the cash position of the Parent Fund attributable to indebtedness for borrowed money, and (d) decreases in the cash position of the Parent Fund attributable to investments in equity or debt securities of portfolio companies.

    The number of shares issuable to the limited partners on an aggregate basis will be determined by dividing $33,736,572, subject to the Adjustment, by the price at which the shares of common stock of Calvert Street Capital Corporation are sold to the public in this offering.

  •
  In addition, the general partnership interest held by general partner in the Parent Fund will be converted into shares of common stock of Calvert Street Capital Corporation with a value equal to, on an aggregate basis, $1,701,566 (which amount represents the estimated value of the General Partner's "carried interest" (as defined below) in the Parent Fund as of September 30, 2007), subject to the Adjustment. More specifically, the merger agreement provides that, if the "net cash position" of the Parent Fund as of the end of the Adjustment Period is more than $6,171,270, the purchase price payable to the general partner of the Parent Fund will be increased by an amount equal to 20% of such excess. Conversely, if the "net cash position" of the Parent Fund as of the end of the Adjustment Period is less than $6,171,270, the purchase price payable to the general partner of the Parent Fund will be decreased by an amount equal to 20% of such shortfall.

    The number of shares issuable to the general partner of the Parent Fund will be determined by dividing $1,701,566, subject to the Adjustment, by the price at which the shares of common stock of Calvert Street Capital Corporation are sold to the public in this offering. Joshua M.D. Hall, III, Brian T. Mahoney, Andrew L. John and Steven A. Axel control the general partner and are each executive officers and/or directors of Calvert Street Capital Corporation and/or affiliated with our investment adviser, Calvert Street Investment Management.

    Pursuant to the terms of the merger agreement, the Parent Fund is required to run its business in the ordinary course from the time that the merger agreement is signed until the closing of the merger, except that the Parent Fund may increase its borrowing capacity under an existing line of credit and make drawdowns thereunder. Accordingly, the Parent Fund must maintain levels of cash appropriate to ensure the ongoing operation of the Parent Fund up until the time of the merger.

    Under the current agreement of limited partnership, or partnership agreement, of the Parent Fund, the general partner of the Parent Fund is entitled to 20% of the Parent Fund's profits and related distributions. We refer to the general partner's right to receive such profits and related distributions as "carried interest." The consideration being received by the general partner of the Parent Fund is based on the estimated value of the 20% carried interest in the Parent Fund.

    In addition to the general partnership interest held by the general partner, the general partner holds a limited partnership interest in the Parent Fund equaling 1.0% of the total limited partnership interests.

  •
  We will acquire from the members of Legg Mason SBIC Mezzanine Fund Management, LLC, or the SBIC General Partner, which is the general partner of the SBIC Fund, 100% of their equity interests in the SBIC General Partner and, consequently, 100% of the general partnership interest in the SBIC Fund. The SBIC General Partner will not receive any consideration in exchange for its general partnership interest in the SBIC Fund in connection with this transaction.

  •
  The respective current management services agreement between the Parent Fund and the SBIC Fund on the one hand and CSC Partners on the other hand will terminate, and Calvert Street Capital Corporation and the SBIC Fund will each enter into an investment advisory and management agreement with the investment adviser.

  •
  In connection with the above-described formation transactions, the SBIC General Partner and the SBIC Fund will change their names to Calvert Street Mezzanine Fund Management, LLC and Calvert Street SBIC Mezzanine Fund, L.P., respectively.

        The following diagram depicts our organizational structure upon completion of this offering and the formation transactions described elsewhere in this prospectus:

(1)
Assumes the sale of 4,333,000 shares of common stock in this offering. Does not include 649,950 shares of common stock issuable pursuant to the over-allotment option granted by us to the underwriters.

Corporate History and Information

        The Parent Fund commenced operations on February 7, 2003. The SBIC Fund obtained a license to operate as an SBIC and commenced its operations on April 16, 2003. The Parent Fund and the SBIC Fund were organized by Legg Mason Merchant Banking, Inc., a wholly owned subsidiary of Legg Mason, Inc. Certain of the managing partners of our investment adviser were managing directors at Legg Mason Merchant Banking, Inc. at the time of such organization and were responsible for providing management and investment advisory services to the Parent Fund and the SBIC Fund. In December 2003, these individuals joined CSC Partners which became the manager and investment adviser of the Parent Fund and the SBIC Fund and has continued to serve in that capacity since that time.

        Our principal executive offices are located at 111 South Calvert Street, Suite 1800, Baltimore, Maryland 21202. We maintain a website on the internet at www.calvertstreet.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The Offering

Common stock offered by us	4,333,000 shares(1)
Common stock to be issued in the formation transactions	2,362,548 shares
Common stock to be outstanding after this offering	6,695,548 shares(1)
Use of proceeds
Our net proceeds from this offering will be approximately $58.4 million, assuming an initial public offering price of $15.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus). We intend to use all of the net proceeds from this offering to make investments in small to mid-sized companies in accordance with our investment objective and strategies described in this prospectus, pay our operating expenses and distributions to our stockholders, and for general corporate purposes. Pending such use, we will invest the net proceeds primarily in short-term securities consistent with our business development company election and our election to be treated as a RIC. See "Use of Proceeds."
Proposed Nasdaq Global Market symbol	"CMEZ"
Dividends	We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. Our dividends, if any, will be determined by our board of directors.
Taxation
We intend to elect, effective as of the date of our business development company election, to be treated as a RIC for federal income tax purposes. As a RIC, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Material U.S. Federal Income Tax Considerations."
Dividend reinvestment plan
We have adopted an "opt-out" dividend reinvestment plan for our stockholders. If we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See "Dividend Reinvestment Plan."

(1)
Does not include 649,950 shares of common stock issuable pursuant to the over-allotment option granted by us to the underwriters.

Leverage	We borrow funds to make investments. We use this practice, which is known as "leverage," to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See "Risk Factors." As a business development company, we are permitted to borrow only to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing.
Trading at a discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
Investment advisory fees
We will pay our investment adviser a fee for its services under the investment advisory and management agreement consisting of two components—a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2% of our gross assets (which is our total assets, including investments made with the use of leverage). The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears and will equal 20% of our "Pre-Incentive Fee Net Investment Income" for the immediately preceding quarter, subject to a preferred return and a "catch up" feature. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement) and will equal 20% of our "Incentive Fee Capital Gains," which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. Our investment adviser has agreed to waive its right to receive the incentive fee on the Pre-Incentive Fee Net Investment Income that we earn during the fiscal year ending December 31, 2008. See "Investment Adviser—Overview of Our Investment Adviser—Management Fee."
Administration agreement
We will reimburse our investment adviser for the allocable portion of overhead and other expenses incurred by our investment adviser in performing its obligations under the administration agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. To the extent that our investment adviser outsources any of its administrative functions, we will pay the fees associated with such functions on a direct basis without profit to our investment adviser.

Anti-takeover provisions
Our amended and restated certificate of incorporation and amended and restated bylaws contain certain provisions that, along with certain statutory and regulatory requirements, may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may prevent a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See "Description of Capital Stock."
Risk factors
See "Risk Factors" beginning on page 17 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock, including the risk that our board of directors may change our operating policies, investment criteria and strategies without prior notice to our stockholders or prior stockholder approval.

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Calvert Street Capital Corporation," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	7.00%(1)
Offering expenses borne by us (as a percentage of offering price)	%(2)
Dividend reinvestment plan fees	None(3)

Total stockholder transaction expenses (as a percentage of offering price)%
Estimated Annual Expenses (as a percentage of net assets attributable to common stock):
Management fees	%(4)(5)
Interest payments on borrowed funds	—(6)
Acquired funds fees and expenses	(7)
Other expenses	%(8)

Total annual expenses	%

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of 7.00% (the underwriting discount to be paid by us in connection with this offering).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

        The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee payable to our investment adviser which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. In addition, our investment adviser has agreed to waive its right to receive the incentive fee on the Pre-Incentive Fee Net Investment Income that we earn during the fiscal year ending December 31, 2008. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

(1)
The underwriting discount with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)
Amount reflects estimated offering expenses of approximately $2 million to be paid by us.

(3)
The expenses of administering our dividend reinvestment plan are included in "other expenses."

(4)
Our base management fee under the investment advisory and management agreement is based on our gross assets, which is our total assets, including investments made with the use of leverage. See "Investment Adviser—Overview of Our Investment Adviser—Management Fee."

(5)
Because we will acquire a portfolio of investments in connection with the formation transactions, we may have capital gains and interest income that could result in the payment of an incentive fee to our investment adviser in the first year after completion of this offering. However, the incentive fee payable to our investment adviser is based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no incentive fee will be paid for purposes of the table above. The incentive fee consists of two parts:

The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our "Pre-Incentive Fee Net Investment Income" that exceeds a 1.75% quarterly (7.00% annualized) hurdle rate, which we refer to as the hurdle, subject to a "catch-up" provision measured at the end of each calendar quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•
no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 1.75% (the "preferred return" or "hurdle");

•
100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.1875%) as the "catch-up." The catch-up is meant to provide our investment adviser with 20% of our Pre-Incentive Fee Net Investment Income, as if a hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and

•
20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser).

Our investment adviser has agreed to waive its right to receive the incentive fee on our Pre-Incentive Fee Net Investment Income that we earn during the fiscal year ending December 31, 2008.

The second part of the incentive fee will equal 20% of our "Incentive Fee Capital Gains," if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For purposes of calculating the "Incentive Fee Capital Gains" with respect to investments held by the Parent Fund at September 30, 2007, realized capital gains or losses on such investments will be measured as the difference between the fair value of each such investment at September 30, 2007 and the sale price of each such investment. The second part of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing with the year ending December 31, 2008. For a more detailed discussion of the calculation of this fee, see "Investment Adviser—Overview of Our Investment Adviser—Incentive Fee."

(6)
Calvert Street Capital Corporation may borrow funds to make investments, including before it has fully invested the proceeds of this offering, to the extent it determines that additional capital would allow it to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if its board of directors determines that leveraging its portfolio would be in its best interests and the best interests of its stockholders, though Calvert Street Capital Corporation has not decided whether, and to what extent, it will finance portfolio investments using debt. Calvert Street Capital Corporation does not currently anticipate issuing any preferred stock. Notwithstanding the foregoing, Calvert Street Capital Corporation will indirectly incur interest payments on funds borrowed by the SBIC Fund, which will be a wholly-owned subsidiary of Calvert Street Capital Corporation upon the consummation of the formation transactions and this offering. See the line item entitled "Acquired funds fees and expenses" in the table above.

(7)
Acquired fund fees and expenses are not fees and expenses to be incurred by Calvert Street Capital Corporation directly, but rather are expenses directly incurred by the SBIC Fund, which will be a wholly-owned subsidiary of Calvert Street Capital Corporation upon the consummation of the formation transactions and this offering. These fees and expenses principally consist of annual interest payments on borrowed funds. As discussed elsewhere in this prospectus, the SBIC Fund had $46.3 million of outstanding indebtedness guaranteed by the SBA as of September 30, 2007. You will incur these fees and expenses indirectly through Calvert Street Capital Corporation's 100% ownership of the SBIC Fund.

(8)
"Other expenses" ($     million, including costs and expenses associated with our formation transactions of approximately $    ) are based upon estimates of the first full year of operations.

SUMMARY FINANCIAL AND OTHER DATA

        The selected historical financial and other data below reflect the combined operations of the Parent Fund and the SBIC Fund. The selected financial data for the years ended December 31, 2006, 2005 and 2004 have been derived from combined financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. The selected financial and other data for the nine months ended September 30, 2006 and September 30, 2007, and as of September 30, 2007, have been derived from unaudited financial data but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results as of and for the nine months ended September 30, 2007 are not necessarily indicative of the results that may be expected for the year ending December 31, 2007. When reviewing this information, it is important to note that, prior to the consummation of the formation transactions and this offering: (i) the Parent Fund was not regulated as a business development company under the 1940 Act and therefore was not subject to certain restrictions imposed by the 1940 Act on business development companies, and (ii) if the Parent Fund had been regulated as a business development company under the 1940 Act, the Parent Fund's performance may have been adversely affected. Moreover, the management fees paid by the Parent Fund to its investment adviser and the management fees to be paid by Calvert Street Capital Corporation to its investment adviser differ in significant ways. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

	Years Ended December 31,			Nine Months Ended September 30,
	2004	2005	2006	2006	2007
				(Unaudited)
Income statement data:
Interest and dividend income:
Affiliate investments	$—	$—	$1,359,197	$769,085	$1,800,324
Non-Control/Non-Affiliate investments	3,395,288	6,660,129	6,518,120	5,114,393	3,752,944

Total interest and dividend income	3,395,288	6,660,129	7,877,317	5,883,478	5,553,268
Interest from idle funds and other	10,683	35,015	234,961	156,845	430,554

Total investment income	3,405,971	6,695,144	8,112,278	6,040,323	5,983,822

Expenses:
Interest	667,949	1,556,101	2,461,295	1,760,807	2,054,548
Management fees to affiliate	927,361	1,217,211	972,518	572,088	1,018,342
Amortization of deferred financing costs	46,654	96,484	142,487	100,462	119,944
Legal and other professional fees	74,892	43,029	77,223	48,527	43,586
Other expenses	9,459	18,608	10,308	10,339	8,344

Total expenses	1,726,315	2,931,433	3,663,831	2,492,223	3,244,764

Net Investment Income	1,679,656	3,763,711	4,448,447	3,548,100	2,739,058
Net Realized Gain (Loss) from Investments:
Non-Control/Non-Affiliate investments	—	(2,629,365)	3,675,691	3,123,029	(3,597,511)

Total net realized gain (loss) from investments	—	(2,629,365)	3,675,691	3,123,029	(3,597,511)

Net Realized Income	1,679,656	1,134,346	8,124,138	6,671,129	(858,453)
Net Change in Unrealized Appreciation (Depreciation) from Investments:
Affiliate Investments	—	—	700,000	—	687,142
Non-Control/Non-Affiliate investments	1,950,000	911,861	(4,625,224)	(563,111)	5,525,027

Total net change in unrealized appreciation (depreciation) from investments	1,950,000	911,861	(3,925,224)	(563,111)	6,212,169

Net increase in partners' capital resulting from operations	$3,629,656	$2,046,207	$4,198,914	$6,108,108	$5,353,716

Other data:
Weighted average yield on debt investments(1)	14.8%	13.4%	14.0%	12.8%	13.9%
Number of portfolio companies	7	8	12	12	12

(1)
Yields are computed using actual interest income earned for the period, including original issue discount, divided by the weighted average fair value of debt investments.

September 30, 2007
(Unaudited)
Balance sheet data:
Assets:
Total investments at fair value	$73,671,125
Accumulated unearned income	(987,442)

Total investments net of accumulated unearned income	72,683,683
Cash and cash equivalents	6,171,270
Interest and dividends receivable	736,951
Escrow receivable	85,800
Deferred financing costs, net	1,324,119
Prepaid expenses	—

Total assets	$81,001,823

Liabilities:
SBIC debentures	$46,300,000
Interest payable	224,524
Accrued expenses	26,494

Total liabilities	$46,551,018
Partners' Capital:
Total partners' capital	34,450,805

Total liabilities and partners' capital	$81,001,823

RISK FACTORS

        Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

        Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by our board of directors. Typically, there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value as determined in good faith by our board of directors.

        Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company's earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments would receive a lower price for their shares than the value of our investments might warrant.

If we are not able to achieve our investment objective, our financial condition and results of operations will be adversely affected.

        We will be externally managed and advised by our investment adviser, Calvert Street Investment Management, pursuant to an investment advisory and management agreement. Calvert Street Investment Management is a new investment adviser and, as discussed below, we are a newly organized company. Our ability to achieve our investment objective depends on our investment adviser's ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Our investment adviser's capabilities in structuring investments, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our investment adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our investment adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations. In addition, our investment adviser will have substantial responsibilities under the investment advisory and management agreement, and fulfilling its duties under this agreement may distract its investment professionals and slow our rate of investment.

Even if we qualify as a RIC, we will be required to pay corporate-level income tax on certain built-in gains recognized by us during the ten-year period following the effective date of our election to be treated as a RIC.

        We anticipate that, as a result of the merger of the Parent Fund with and into Calvert Street Capital Corporation, we may hold assets (including intangible assets not reflected on the balance sheet, such as goodwill) with "built-in gain," which are assets whose fair market value as of the effective date of our election to be treated as a RIC exceeds their tax basis. In general, to the extent that such built-in gain is allocable to partners of the Parent Fund as of the date of the merger that are C-corporations for tax purposes, we will be required to pay a corporate-level tax on the net amount of any such built-in gains that we recognize during the ten-year period beginning on the effective date of our election to be treated as a RIC. Alternatively, we may make a special election to cause the C-corporation partners to recognize an allocable portion of net built-in gain as of the date of the merger. In that event, the Parent Fund would be required to recognize such built-in gain as if a proportionate share of each funds' assets were sold at the time of the merger. The amount of any such gain recognized is required to be allocated to the C-corporation partners of the Parent Fund as of the date of the merger. We do not anticipate making this election at this time. Any corporate-level built-in gain tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period, the actual amount of net built-in gain or loss present in those assets as of the effective date of our election to be treated as a RIC, and effective tax rates. The payment of any such corporate-level tax on built-in gains will be a company expense that will be borne by all stockholders (not just any former C-corporation partners of the Parent Fund) and will reduce the amount available for distribution to stockholders. Stockholders will generally be subject to tax on the net amount of gain distributed to them.

We will be dependent upon Calvert Street Investment Management's managing partners for our future success, particularly Joshua M.D. Hall, III, Brian T. Mahoney, Andrew L. John, Steven A. Axel and Gregory W. Barger. If Calvert Street Investment Management were to lose any of its managing partners, our ability to achieve our investment objective could be significantly harmed.

        We will depend on the investment expertise, skill and network of business contacts of the managing partners of our investment adviser, who will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the managing partners, particularly Messrs. Hall, Mahoney, John, Axel and Barger. Neither Mr. Hall nor Mr. Mahoney is subject to an employment contract with our investment adviser, nor will they receive any compensation from us, other than payments made to our investment adviser pursuant to the investment advisory and management agreement. Although Messrs. John, Axel and Barger intend to devote all of their business time to our operations, they may have other demands on their time in the future. Neither Mr. Hall nor Mr. Mahoney will devote all of his business time to our operations, and will have other demands on his time as a result of other activities. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

The base management fee will still be payable even if the value of our gross assets or your investment declines.

        We will pay our investment adviser a fee for its services under the investment advisory and management agreement consisting of two components—a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 2% of our gross assets. The base management fee is payable regardless of whether the value of our gross assets or your investment declines.

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the ability of the managing partners of our investment adviser to maintain or develop these relationships, and the failure of these relationships to generate investment opportunities could adversely affect our business.

        We expect that the managing partners of our investment adviser will maintain their relationships with private equity sponsors, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the managing partners of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the managing partners of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities.

        We compete for investments with other business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles have begun to invest in areas they have not traditionally invested in, including making investments in small to mid-sized companies. As a result of these new entrants, competition for investment opportunities in small to mid-sized companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small to mid-sized companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a business development company.

We have no operating history as a business development company or as a RIC, which may impair your ability to assess our prospects.

        Neither we nor our investment adviser has any experience operating as a business development company under the 1940 Act or as a RIC under Subchapter M of the Code. As a result, we have no operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. If we fail to operate our business so as to maintain our status as a business development company or a RIC, our operating flexibility will be significantly reduced.

Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

        Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. As we intend to use leverage to partially finance our investments, you will experience increased risks of investing in our common stock. We, through the SBIC Fund, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of the SBIC Fund that are superior to the claims of our common stockholders. We may also borrow from banks and other lenders in the future. If the value of our assets also increases, leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our earnings per share to increase more sharply than it would without the leverage, while any decrease in our income would cause earnings per share to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique.

        On September 30, 2007, we, through the SBIC Fund, had $46.3 million of outstanding indebtedness guaranteed by the SBA, which had a weighted average annualized interest cost of approximately 5.9% (exclusive of deferred financing costs) for the quarter ended September 30, 2007. The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. We will need to generate sufficient cash flow to make required interest payments on the debentures. If we are unable to meet the financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to the assets of the SBIC Fund over our stockholders in the event we liquidate or the SBA exercises its remedies under such debentures as the result of a default by us.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10)%	(5)%	0%	5%	10%
Corresponding net return to common stockholder	(31.4)%	(19.6)%	(7.9)%	3.8%	15.6%

(1)
Assumes $81 million in total assets, $46.3 million in debt outstanding, $34.5 million in stockholders' equity, and an average cost of funds of 5.9%. Actual interest payments may be different.

        Our ability to achieve our investment objective may depend in part on our ability to achieve additional leverage on favorable terms by issuing debentures guaranteed by the SBA or by borrowing from banks, or insurance companies, and there can be no assurance that such additional leverage can in fact be achieved.

If we are unable to source investments effectively, we may be unable to achieve our investment objective.

        Our ability to achieve our investment objective will depend on the ability of our investment adviser to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser's marketing capabilities, our investment adviser's management of the investment process, our investment adviser's ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, our investment adviser may also be called upon to provide managerial assistance to our portfolio companies. These demands on the time of our investment adviser may distract them or slow the rate of investment. To grow, our investment adviser may need to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot assure you that qualified employees will be available or that our investment adviser will implement such systems effectively. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Significant conflicts of interest may arise, which could impact our investment returns, and the value of your investment in our common stock.

        While they currently do not, our officers and directors, and the managing partners and investment professionals of our investment adviser may serve as officers, directors and investment professionals of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders.

The involvement of our investment adviser's investment professionals in our valuation process may create conflicts of interest.

        Our portfolio investments will generally not be in publicly traded securities. As a result, the value of these investments will not be readily available. We will value these securities at fair value as determined in good faith by our board of directors based upon the recommendation of the audit committee of the board of directors. In connection with that determination, investment professionals from our investment adviser will prepare portfolio company valuations using the most recent portfolio company financial statements and projected financial results of each portfolio company. The participation of our investment adviser's investment professionals in our valuation process could result in a conflict of interest as our investment adviser's management fee is based, in part, on our gross assets.

Our incentive fee may induce our investment adviser to make speculative investments.

        We will pay our investment adviser a fee for its services under the investment advisory and management agreement consisting of two components—a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2% of our gross assets. The incentive fee consists of two parts:

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  The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our "Pre-Incentive Fee Net Investment Income" that exceeds a 1.75% quarterly (7.00% annualized) hurdle rate, which we refer to as the hurdle, subject to a "catch-up" provision measured at the end of each calendar quarter.

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  The second part of the incentive fee will equal 20% of our "Incentive Fee Capital Gains," if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

        The incentive fee payable by us to our investment adviser may create an incentive for our investment adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage our investment adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

        The incentive fee payable by us to our investment adviser also may create an incentive for our investment adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment's term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us.

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our board of directors may change our operating policies, investment criteria and strategies without prior notice or stockholder approval, the effects of which may be adverse.

        Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. Such changes may include focusing on providing debt and equity financing to large-cap companies instead of small to mid-sized companies, investing in start-up companies as opposed to established companies with positive cash flow, and making investments primarily in non-private equity sponsor-financed companies rather than in private equity sponsor-financed companies. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering.

Failure to invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy and maintaining our status as a business development company.

        As a business development company, we may not acquire any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See "Regulation." Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at inopportune times in order to comply with the 1940 Act. If we were forced to sell nonqualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

        To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

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  The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4% nondeductible federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. See "Material U.S. Federal Income Tax Considerations." Because we use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

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  The income source requirement will be satisfied if we obtain at least 90% of our income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

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  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships." Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

        If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

        We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations, the SBIC Fund's compliance with applicable SBIC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

        When we make quarterly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor's basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or contractual payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discounts or increases in loan balances as a result of contractual PIK arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

        Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see "Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

The SBIC Fund, as an SBIC, may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

        In order for us to qualify for RIC tax treatment, we will be required to distribute on an annual basis substantially all of our taxable income, including income from our subsidiaries, which includes the income from the SBIC Fund. We will be partially dependent on the SBIC Fund for cash distributions to enable us to meet the RIC distribution requirements. The SBIC Fund may be limited by the Small Business Investment Act of 1958, or the SBIC Act, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to qualify for RIC tax treatment. We may have to request a waiver of the SBA's restrictions for the SBIC Fund to make certain distributions to maintain our eligibility for RIC tax treatment. We cannot assure you that the SBA will grant such waiver and if the SBIC Fund is unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Because we intend to distribute substantially all of our income to our stockholders upon our election to be treated as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

        In order to satisfy the requirements applicable to a RIC and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income except for certain net long-term capital gains recognized after we become a RIC, some or all of which we may retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional shares of common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

        While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a business development company, we generally will not be permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

        We, the SBIC Fund, and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA's current Debenture SBIC program could have a significant impact on our ability to obtain lower-cost leverage and, therefore, our competitive advantage over other finance companies.

        Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

        Under current SEC rules, beginning with our fiscal year ending December 31, 2008, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. There can be no assurance that we will successfully identify and resolve all issues required to be disclosed prior to becoming a public company or that our quarterly reviews will not identify material weaknesses. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

It is likely that the terms of any long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

        We may, in the future, seek to enter into a long-term or revolving credit or warehouse facility. The lender under any such facility may have fixed dollar claims on our assets that will likely be senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets. In addition, we may grant a security interest in the assets held by the business development company in connection with any such borrowing. We expect such a facility to contain customary default provisions such as a minimum net worth requirement, a profitability test and a restriction on changing our business and loan quality standards. An event of default under any credit facility would likely result, among other things, in the termination of the availability of further funds under that facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC.

Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

        We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

        As a business development company, we generally will not be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We are also generally prohibited under the 1940 Act from issuing securities convertible into voting securities without obtaining the approval of our existing stockholders.

Our investment adviser can resign on 60 days' notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

        Our investment adviser has the right, under the investment advisory and management agreement, to resign at any time upon not less than 60 days' written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Risks Related to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

        Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

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  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

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  may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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  generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

        In addition, in the course of providing significant managerial assistance to our portfolio companies, certain of our officers, directors, and the managing partners and investment professionals of our investment adviser may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors, and the managing partners and investment professionals of our investment adviser may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers, directors, managing partners and investment professionals) and the diversion of time and resources.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

        We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. A consequence of our limited number of investments is that the aggregate returns we realize may be materially adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax asset diversification requirements and certain diversification requirements imposed on the SBIC Fund by the SBA, we do not have fixed guidelines for diversification, and our investments could be focused in relatively few issuers.

The lack of liquidity in our investments may adversely affect our business.

        We invest, and will continue to invest, in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

        We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        We invest primarily in mezzanine debt as well as equity issued by small to mid-sized companies. Our portfolio companies will likely have, or will likely be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower's business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

        Certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

        The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally will not control our portfolio companies.

        We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

Defaults by our portfolio companies will harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Changes in interest rates may affect our cost of capital and net investment income.

        Most of our debt investments will bear interest at fixed rates, and the value of these investments could be negatively affected by increases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates. We may hedge against such interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

We may not realize gains from our equity investments.

        Certain investments that we have made in the past and may make in the future include warrants or other equity securities. In addition, we make direct equity investments in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

Risks Relating to this Offering and Our Common Stock

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

        Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

        We anticipate that, depending on market conditions, it may take us up to 18 months to invest substantially all of the net proceeds of this offering in securities meeting our investment objective. During this period, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of this offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

        Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Investing in our common stock may involve an above average degree of risk.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

Investors in this offering are likely to incur immediate dilution upon the closing of this offering.

        The difference between the public offering price per share and the as-adjusted pro forma net asset value per share of our common stock after this offering constitutes the dilution to the investors in this offering. The as-adjusted pro forma net asset value per share is determined by dividing our net asset value, which is our total assets less total liabilities, by the number of outstanding shares of our common stock. After giving effect to the sale of our common stock in this offering at an assumed initial public offering price of $15.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover of this prospectus), and after deducting estimated underwriting discounts and estimated offering expenses payable by us, our as-adjusted pro forma net asset value as of September 30, 2007, would have been approximately $            , or $             per share. This represents an immediate increase in our net asset value per share of $            to the general partner and the limited partners of the Parent Fund and dilution in net asset value per share of $            to new investors who purchase shares in this offering. See "Dilution" for more information.

We have not identified specific investments in which to invest all of the proceeds of this offering.

        As of the date of this prospectus, we have not entered into definitive agreements for any specific investments in which to invest the net proceeds of this offering. Although we are and will continue to evaluate and seek new investment opportunities, you will not be able to evaluate prior to your purchase of common stock in this offering the manner in which we will invest the net proceeds of this offering, or the economic merits of any new investment.

The market price of our common stock may fluctuate significantly.

        The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies or tax guidelines, particularly with respect to RICs, business development companies or SBICs;

  •
  loss of RIC status or the SBIC Fund's status as an SBIC;

  •
  changes in earnings or variations in operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  departure of our key personnel; and

  •
  general economic trends and other external factors.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

        Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price of our common stock was determined through negotiations among us and the underwriters. We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Initially, the market for our common stock will be extremely limited. Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock.

        In connection with the formation transactions, the former general partner and the limited partners of the Parent Fund received restricted common stock in consideration for their respective equity interests in the Parent Fund. See "Formation Transactions; Business Development Company and Regulated Investment Company Elections." This stock may be transferred subject to certain terms and limitations under Rule 144 (a non-exclusive resale exemption under the Securities Act of 1933) following the first anniversary of issuance. Thus, this restricted stock represents a significant "overhang," and significant sales of this stock, once it becomes tradable following the first anniversary of the closing, could have an adverse affect on the price of our shares. Any such adverse effects upon our share price could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Certain provisions of our amended and restated certificate of incorporation and amended and restated bylaws as well as the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

        Our amended and restated certificate of incorporation and our amended and restated bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of the investments that we expect to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

        In addition, words such as "anticipate," "believe," "expect" and "intend" indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

  •
  changes in the economy;

  •
  risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

  •
  future changes in laws or regulations and conditions in our operating areas.

        We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

FORMATION TRANSACTIONS; BUSINESS DEVELOPMENT COMPANY AND
REGULATED INVESTMENT COMPANY ELECTIONS

Formation Transactions

        We are a newly organized Delaware corporation formed on October 15, 2007 for the purpose of acquiring the Parent Fund and the SBIC Fund, raising capital in this offering and thereafter operating as an externally managed business development company under the 1940 Act.

        Immediately prior to the completion of this offering, we will consummate the following formation transactions:

  •
  Pursuant to a merger agreement that has received the approval of the general partner and the limited partners of the Parent Fund, we will acquire the Parent Fund through the merger of the Parent Fund with and into Calvert Street Capital Corporation (and, as a result, Calvert Street Capital Corporation will acquire 100% of the limited partnership interests in the SBIC Fund). In connection with the merger, the limited partnership interests held by the limited partners in the Parent Fund will be converted into shares of common stock of Calvert Street Capital Corporation with a value equal to, on an aggregate basis, $33,736,572 (which was determined based on the $34,450,805 net asset value of the Parent Fund as of September 30, 2007, plus the accumulated unearned income of the Parent Fund as of September 30, 2007 and minus the $1,701,566 value of the general partnership interest held by the general partner in the Parent Fund as of September 30, 2007), subject to an adjustment designed to take into account the changes in the "net cash position" of the Parent Fund between September 30, 2007 (on which date the net cash position was $6,171,270) and the close of business on the day immediately preceding the pricing of this offering (such period, the "Adjustment Period") (such calculation, the "Adjustment"). More specifically, the merger agreement provides that, if the "net cash position" of the Parent Fund as of the end of the Adjustment Period is more than $6,171,270, the purchase price payable to the limited partners will be increased by an amount equal to 80% of such excess. Conversely, if the "net cash position" of the Parent Fund as of the end of the Adjustment Period is less than $6,171,270, the purchase price payable to the limited partners will be decreased by an amount equal to 80% of such shortfall.

    For these purposes, the net cash position of the Parent Fund as of the end of the Adjustment Period is defined as the aggregate amount of cash and cash equivalents on such date, plus accrued and unpaid income and the increase in prepaid assets of the Parent Fund attributable to the Adjustment Period, less accrued and unpaid expenses of the Parent Fund arising with respect to the Adjustment Period. Importantly, the following transactions, to the extent such transactions occur during the Adjustment Period, will not have any impact on determining the net cash position of the Parent Fund at the end of the Adjustment Period: (a) redemptions and sales of common or preferred equity securities held by the Parent Fund, (b) principal payments on fixed income securities held by the Parent Fund, (c) increases in the cash position of the Parent Fund attributable to indebtedness for borrowed money, and (d) decreases in the cash position of the Parent Fund attributable to investments in equity or debt securities of portfolio companies.

    The number of shares issuable to the limited partners on an aggregate basis will be determined by dividing $33,736,572, subject to the Adjustment, by the price at which the shares of common stock of Calvert Street Capital Corporation are sold to the public in this offering. The shares issuable to the limited partners under the merger agreement will be allocated among the limited partners of the Parent Fund in proportion to the respective limited partnership interests held by the limited partners in the Parent Fund.

  •
  In addition, the general partnership interest held by general partner in the Parent Fund will be converted into shares of common stock of Calvert Street Capital Corporation with a value equal to, on an aggregate basis, $1,701,566 (which amount represents the estimated value of the General Partner's "carried interest" (as defined below) in the Parent Fund as of September 30, 2007), subject to the Adjustment. More specifically, the merger agreement provides that, if the "net cash position" of the Parent Fund as of the end of the Adjustment Period is more than $6,171,270, the purchase price payable to the general partner of the Parent Fund will be increased by an amount equal to 20% of such excess. Conversely, if the "net cash position" of the Parent Fund as of the end of the Adjustment Period is less than $6,171,270, the purchase price payable to the general partner of the Parent Fund will be decreased by an amount equal to 20% of such shortfall.

    The number of shares issuable to the general partner of the Parent Fund will be determined by dividing $1,701,566, subject to the Adjustment, by the price at which the shares of common stock of Calvert Street Capital Corporation are sold to the public in this offering. Joshua M.D. Hall, III, Brian T. Mahoney, Andrew L. John and Steven A. Axel control the general partner and are each executive officers and/or directors of Calvert Street Capital Corporation and/or affiliated with our investment adviser, Calvert Street Investment Management.

    Pursuant to the terms of the merger agreement, the Parent Fund is required to run its business in the ordinary course from the time that the merger agreement is signed to the closing of the merger, except that the Parent Fund may increase its borrowing capacity under an existing line of credit and make drawdowns thereunder. Accordingly, the Parent Fund must maintain levels of cash appropriate to ensure the ongoing operation of the Parent Fund up until the time that the merger.

    Under the current agreement of limited partnership, or partnership agreement, of the Parent Fund, the general partner of the Parent Fund is entitled to 20% of the Parent Fund's profits and related distributions. We refer to the general partner's right to receive such profits and related distributions as "carried interest." The consideration being received by the general partner of the Parent Fund is based on the estimated value of the 20% carried interest in the Parent Fund.

    In addition to the general partnership interest held by the general partner, the general partner holds a limited partnership interest in the Parent Fund equaling 1.0% of the total limited partnership interests.

  •
  We will acquire from the members of Legg Mason SBIC Mezzanine Fund Management, LLC, or the SBIC General Partner, which is the general partner of the SBIC Fund, 100% of their equity interests in the SBIC General Partner and, consequently, 100% of the general partnership interest in the SBIC Fund. The SBIC General Partner will not receive any consideration in exchange for its general partnership interest in the SBIC Fund in connection with this transaction.

  •
  The respective current management services agreement between the Parent Fund and the SBIC Fund on the one hand and CSC Partners on the other hand will terminate, and Calvert Street Capital Corporation and the SBIC Fund will each enter into an investment advisory and management agreement with the investment adviser.

  •
  In connection with the above-described formation transactions, the SBIC General Partner and the SBIC Fund will change their names to Calvert Street Mezzanine Fund Management, LLC and Calvert Street SBIC Mezzanine Fund, L.P., respectively.

        The following diagram depicts our organizational structure upon completion of this offering and the formation transactions described elsewhere in this prospectus:

(1)
Assumes the sale of 4,333,000 shares of common stock in this offering. Does not include 649,950 shares of common stock issuable pursuant to the over-allotment option granted by us to the underwriters.

        Because the SBA prohibits, without prior SBA approval, a "change of control" of an SBIC or issuances or transfers that would result in any person (or group of persons acting in concert) owning 10% or more of a class of stock of an SBIC, the formation transactions described above and this offering require the written consent of the SBA. The SBIC Fund has formally requested the SBA's written approval to these transactions and this offering. The SBIC Fund intends to continue to hold its SBIC license upon the closing of this offering and be subject to the rules and regulations of the SBIC program.

        The consummation of the formation transactions is subject only to the receipt of the SBA approval described above.

Business Development Company and Regulated Investment Company Elections

        In connection with this offering, we will file an election to be regulated as a business development company under the 1940 Act. In addition, we intend to elect to be treated as a RIC under Subchapter M of the Code, effective as of the date of our business development company election. Our election to be regulated as a business development company and our election to be treated as a RIC will have a significant impact on our future operations. Some of the most important effects on our future operations of our election to be regulated as a business development company and our election to be treated as a RIC are outlined below.

We will report our investments at market value or fair value with changes in value reported through our statement of operations.

        In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their fair value as determined by our board of directors. Changes in these values will be reported through our statement of operations." See "Business—Determination of Net Asset Value and Valuation Process."

We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute to stockholders (actually or constructively).

        As a RIC, so long as we meet certain minimum distribution, source-of-income and asset diversification requirements, we generally will be required to pay income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains, if any.

Our ability to use leverage as a means of financing our portfolio of investments will be limited.

        As a business development company, we will be required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities include all borrowings and any preferred stock we may issue in the future. Additionally, our ability to continue to utilize leverage as a means of financing our portfolio of investments will be limited by this asset coverage test. In connection with this offering and our intended election to be regulated as a business development company, we expect to file a request with the SEC for exemptive relief to allow us to exclude any indebtedness guaranteed by the SBA and issued by the SBIC Fund from the 200% asset coverage requirements applicable to us. While the SEC has granted exemptive relief in substantially similar circumstances in the past, no assurance can be given that an exemptive order will be granted.

We intend to distribute substantially all of our income to our stockholders.

        As a RIC, we intend to distribute to our stockholders substantially all of our income, except possibly for certain net long-term capital gains. We may make deemed distributions to our stockholders of some or all of our retained net long-term capital gains. If this happens, you will be treated as if you had received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. In general, you also would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the deemed distribution. See "Material U.S. Federal Income Tax Considerations."

USE OF PROCEEDS

        We estimate that the net proceeds we will receive from the sale of 4,333,000 shares of our common stock in this offering will be approximately $58.4 million, or approximately $67.5 million if the underwriters fully exercise their over-allotment option, in each case assuming an initial public offering price of $15.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover of this prospectus), after deducting the underwriting discount and estimated offering expenses of approximately $2 million.

        We intend to use all of the net proceeds from this offering to make investments in small to mid-sized companies in accordance with our investment objective and strategies described in this prospectus, pay our operating expenses and distributions to our stockholders, and for general corporate purposes. Based on current market conditions, we anticipate that it may take up to 18 months to fully invest the net proceeds we receive in connection with this offering, depending on the availability of investment opportunities that are consistent with our investment objective and strategies. However, if market conditions change, it may take us longer than 18 months to fully invest the net proceeds from this offering. Pending such use, we will invest the net proceeds primarily in short-term securities consistent with our business development company election and our election to be treated as a RIC. See "Regulation—Temporary Investments."

DIVIDENDS

        We intend to make quarterly dividends to our stockholders following our election to be treated as a RIC, effective as of the date of our business development company election. Our quarterly dividends, if any, will be determined by our board of directors.

        To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years. We may retain for investment some or all of our net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed dividends to our stockholders. If we do this, you will be treated as if you had received an actual distribution of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. In general, you also would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to "Material U.S. Federal Income Tax Considerations" for further information regarding the consequences of our retention of net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash dividends and, if we issue senior securities, we will be prohibited from making dividends if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if dividends are limited by the terms of any of our borrowings. See "Regulation" and "Material U.S. Federal Income Tax Considerations."

        We have adopted an "opt out" dividend reinvestment plan for our stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan."

CAPITALIZATION

        The following table sets forth our capitalization as of September 30, 2007:

  •
  on an actual basis; and

  •
  on a pro forma as adjusted basis to reflect the issuance by us of shares of our common stock in the formation transactions and the sale by us of 4,333,000 shares of common stock in this offering at an assumed initial public offering price of $15.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover of this prospectus), after deducting the estimated underwriting discounts and commissions and estimated offering expenses payable by us.

        This table assumes no exercise of the underwriters' over-allotment option of shares. You should read this table together with "Use of Proceeds" and our balance sheet included elsewhere in this prospectus.

	As of September 30, 2007
	Actual	Pro Forma As Adjusted
	(unaudited)
Cash and cash equivalents	$6,171,270

Borrowings (SBA-guaranteed debentures payable)	$46,300,000
Equity:
Partners' capital	34,450,805
Common stock, $0.001 par value per share; no shares authorized, no shares issued and outstanding, actual (30,000,000 shares authorized; 6,695,548 shares issued and outstanding, as adjusted)	—
Additional paid-in capital/undistributed earnings	—

Total partners' capital/stockholders' equity	34,450,805

Total capitalization	$80,750,805

PRO FORMA AS ADJUSTED BALANCE SHEET

        The following unaudited pro forma as adjusted balance sheet is based on the historical unaudited combined balance sheet of the Parent Fund and the SBIC Fund as of September 30, 2007, included elsewhere in this prospectus and pro forma as adjusted to give effect to the completion of the formation transactions and the initial public offering discussed in this prospectus.

	Parent Fund and SBIC Fund Historical Balance Sheet as of September 30, 2007	Adjustments for Formation Transactions(1)	Pro Forma Parent Fund and SBIC Fund	Initial Public Offering Adjustments(2)	Pro Forma Parent Fund and SBIC Fund As Adjusted(3)
Assets:
Investments at fair value	$73,671,125	$—	$73,671,125	$—	$73,671,125
Accumulated unearned income	(987,442)	—	(987,442)	—	(987,442)

Total investments net of accumulated unearned income	72,683,683	—	72,683,683	—	72,683,683
Cash and cash equivalents	6,171,270	—	6,171,270	58,445,350	64,616,620
Interest and dividends receivable	736,951	—	736,951	—	736,951
Escrow receivable	85,800	—	85,800	—	85,800
Deferred financing costs, net	1,324,119	—	1,324,119	—	1,324,119

Total Assets	$81,001,823	$—	$81,001,823	$58,445,350	$139,447,173

Liabilities:
SBIC debentures	$46,300,000	$—	$46,300,000	$—	$46,300,000
Interest payable	224,524	—	224,524	—	224,524
Accrued expenses	26,494	—	26,494	—	26,494

Total Liabilities	46,551,018	—	46,551,018	—	46,551,018
Partners' Capital:
General partner	1,833,680	(1,833,680)	—	—	—
Limited partner	32,617,125	(32,617,125)	—	—	—
Common stock, $0.001 par value per share; 30,000,000 shares authorized; 2,362,548 and 6,695,548 shares issued and outstanding, for pro forma and pro forma as adjusted, respectively	—	2,363	2,363	4,333	6,696
Additional paid-in capital/undistributed earnings	—	34,448,442	34,448,442	58,441,017	92,889,459

Total partners' capital/stockholders' equity	34,450,805	—	34,450,805	58,445,350	92,896,155
Total liabilities and partners' capital/stockholders' equity	$81,001,823	$—	$81,001,823	$58,445,350	$139,447,173

Shares outstanding			2,362,548		6,695,548

Net asset value per share			$14.58		$13.87

(1)
The formation transactions consist of: (i) the issuance of 2,249,110 shares of our common stock (assuming the initial public offering price is $15.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover of this prospectus) representing $33,736,572, subject to the Adjustment, in total value to the limited partners of the Parent Fund for all of their limited partnership interests in the Parent Fund and (ii) the issuance of 113,438 shares of our common stock (assuming the initial public offering price is $15.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover of this prospectus) representing $1,701,566, subject to the Adjustment, in total value to the general partner of the Parent Fund for its general partnership interest in the Parent Fund.

(2)
The "Initial Public Offering Adjustments" consist of the sale of 4,333,000 shares of common stock at $15.00 per share in an initial public offering, net of underwriting discounts and offering and formation transaction expenses.

(3)
"Pro Forma Parent Fund and SBIC Fund As Adjusted" reflects the historical combined balance sheet of the Parent Fund and the SBIC Fund as of September 30, 2007, as adjusted for the completion of the formation transactions and the initial public offering.

        The following unaudited pro forma financial information is based upon the historical financial statements of the Parent Fund and the SBIC Fund for the periods presented included elsewhere in this prospectus, as hypothetically adjusted to give effect to the consummation of the formation transactions.

	Year Ended December 31,				Pro Forma Adjustments for Formation Transactions
				Nine Months Ended September 30, 2007			Pro Forma for Formation Transactions
	2004	2005	2006
	(dollars in thousands)
Total return to the general partner of the Parent Fund(1)	1,095.0%	45.0%	134.1%	154.6%				%(2)
Total return to the limited partners of the Parent Fund(1)	38.9%	9.6%	16.6%	14.9%				%(2)
Net asset value allocation to the general partner of the Parent Fund	$947	$651	$720	$1,834		$(3)	$
Net asset value allocation to the limited partners of the Parent Fund	16,881	19,994	28,377	32,617

Total net asset value	$17,828	$20,645	$29,077	$34,451		$(3)	$

(1)
Total returns based on the change in net asset values were calculated using the sum of the ending net asset value for the period plus the distributions to the general partner and the limited partners of the Parent Fund during the period less capital contributions during the period, as divided by the beginning net asset value. Total returns for the interim period are not annualized.

(2)
These total returns were based on approximately $0.3 million and $27.8 million, respectively, of total cumulative contributions from members of the general partner and the limited partners of the Parent Fund. The pro forma total returns also include a hypothetical adjustment related to the acquisition of the general partnership interests of the general partner of the Parent Fund as part of the formation transactions. The general partner and the limited partners of the Parent Fund have received total cumulative cash distributions of approximately $1.7 million and $7.3 million, respectively, through September 30, 2007.

(3)
These adjustments represent a hypothetical change in relative net asset value related to the acquisition of the partnership interests of the general partner of the Parent Fund as part of the formation transactions.

DILUTION

        If you invest in our common stock, your interest will be diluted to the extent of the difference between the initial public offering price per share of our common stock and the as-adjusted pro forma net asset value per share of our common stock immediately after the completion of this offering.

        The net asset value of our common stock as of September 30, 2007, was $         million. Our as-adjusted net asset value, as of September 30, 2007, would have been $    per share. We determined our as-adjusted net asset value per share before this offering by dividing the net asset value (total assets less total liabilities) as of September 30, 2007, by the number of shares of common stock outstanding as of September 30, 2007, after giving effect to the formation transactions and this offering. See "Formation Transactions; Business Development Company and Regulated Investment Company Elections—Formation Transactions."

        After giving effect to the sale of our common stock in this offering at an assumed initial public offering price of $    per share (the mid-point of the estimated initial public offering price range set forth on the cover of this prospectus), the application of the net proceeds from this offering as set forth in "Use of Proceeds," our as-adjusted pro forma net asset value as of            would have been approximately $    , or $    per share. This represents an immediate increase in our net asset value per share of $    to existing stockholders and dilution in net asset value per share of $    to new investors who purchase shares in this offering. The following table illustrates this per share dilution:

Assumed initial public offering price per share		$
As-adjusted net asset value per share after giving effect to the formation transactions	$

Increase (decrease) in net asset value per share attributable to new investors in this offering	$
As-adjusted pro forma net asset value per share after this offering		$
Dilution per share to new investors(1)		$

(1)
To the extent the underwriters' over-allotment option is exercised, there will be further dilution to new investors.

        The following table summarizes, as of September 30, 2007, the number of shares of common stock purchased from us, the total consideration paid to us and the average price per share paid by existing stockholders and to be paid by new investors purchasing shares of common stock in this offering at the initial public offering price of $15.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover of this prospectus), before deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

	Shares Purchased			Total Consideration
Average Price per Share
	Number	Percent		Amount	Percent
Existing stockholders(1)			%	$		%	$
New investors			%	$		%	$
Total		100.0%			$100.0%

(1)
Reflects the issuance of shares of our common stock in connection with the formation transactions and our initial organization.

SELECTED FINANCIAL AND OTHER DATA

        The selected historical financial and other data below reflect the combined operations of the Parent Fund and the SBIC Fund. The selected financial data at December 31, 2006 and 2005, and for the years ended December 31, 2006, 2005 and 2004, have been derived from combined financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. The selected financial data at December 31, 2004 and 2003, and for the year ended December 31, 2003, have been derived from unaudited combined financial statements. The selected financial and other data for the nine months ended September 30, 2006 and September 30, 2007, and as of September 30, 2007, have been derived from unaudited financial data but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results as of and for the nine months ended September 30, 2007 are not necessarily indicative of the results that may be expected for the year ending December 31, 2007. You should read this selected financial and other data in conjunction with our "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and notes thereto and "Senior Securities." When reviewing this information, it is important to note that, prior to the consummation of the formation transactions and this offering: (i) the Parent Fund was not regulated as a business development company under the Investment Company Act of 1940, or the 1940 Act, and therefore was not subject to certain restrictions imposed by the 1940 Act on business development companies; and (ii) if the Parent Fund had been regulated as a business development company under the 1940 Act, the Parent Fund's performance may have been adversely affected. Moreover, the management fees paid by the Parent Fund to its investment adviser and the management fees to be paid by Calvert Street Capital Corporation to its investment adviser differ in significant ways. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

	Years Ended December 31,				Nine Months Ended September 30,
	2003	2004	2005	2006	2006	2007
	(Unaudited)				(Unaudited)
Income statement data:
Interest and dividend income:
Affiliate investments	$—	$—	$—	$1,359,197	$769,085	$1,800,324
Non-Control/Non-Affiliate investments	907,329	3,395,288	6,660,129	6,518,120	5,114,393	3,752,944

Total interest and dividend income	907,329	3,395,288	6,660,129	7,877,317	5,883,478	5,553,268
Interest from idle funds and other	2,152	10,683	35,015	234,961	156,845	430,554

Total investment income	909,481	3,405,971	6,695,144	8,112,278	6,040,323	5,983,822

Expenses:
Interest	88,458	667,949	1,556,101	2,461,295	1,760,807	2,054,548
Management fees to affiliate	322,500	927,361	1,217,211	972,518	572,088	1,018,342
Amortization of deferred financing costs	6,562	46,654	96,484	142,487	100,462	119,944
Legal and other professional fees	—	74,892	43,029	77,223	48,527	43,586
Other expenses	356,002	9,459	18,608	10,308	10,339	8,344

Total expenses	773,522	1,726,315	2,931,433	3,663,831	2,492,223	3,244,764

Net Investment Income	135,959	1,679,656	3,763,711	4,448,447	3,548,100	2,739,058
Net Realized Gain (Loss) from Investments:
Non-Control/Non-Affiliate investments	—	—	(2,629,365)	3,675,691	3,123,029	(3,597,511)

Total net realized gain (loss) from investments	—	—	(2,629,365)	3,675,691	3,123,029	(3,597,511)

Net Realized Income	135,959	1,679,656	1,134,346	8,124,138	6,671,129	(858,453)
Net Change in Unrealized Appreciation (Depreciation) from Investments:
Affiliate Investments	—	—	—	700,000	—	687,142
Non-Control/Non-Affiliate investments	—	1,950,000	911,861	(4,625,224)	(563,111)	5,525,027

Total net change in unrealized appreciation (depreciation) from investments	—	1,950,000	911,861	(3,925,224)	(563,111)	6,212,169

Net increase in partners' capital resulting from operations	$135,959	$3,629,656	$2,046,207	$4,198,914	$6,108,018	$5,353,716

	December 31,				September 30,
	2003	2004	2005	2006	2007
	(Unaudited)				(Unaudited)
Balance sheet data:
Assets:
Total investments at fair value	$11,328,250	$40,792,958	$48,753,570	$66,435,868	$73,671,125
Accumulated unearned income	(617,632)	(1,702,361)	(1,263,624)	(1,539,869)	(987,442)

Total investments net of accumulated unearned income	10,710,618	39,090,597	47,489,946	64,895,999	72,683,683
Cash and cash equivalents	944,838	1,633,434	1,220,287	9,651,681	6,171,270
Interest and dividends receivable	—	106,171	548,111	469,063	736,951
Escrow receivable	—	—	178,369	288,249	85,800
Deferred financing costs, net	255,938	1,029,284	1,082,800	1,344,063	1,324,119
Prepaid expenses	—	4,050	—	7,155	—

Total assets	$11,911,394	$41,863,536	$50,519,513	$76,656,210	$81,001,823

Liabilities:
SBIC debentures	$4,500,000	$23,300,000	$29,300,000	$46,300,000	$46,300,000
Interest payable	71,305	306,745	534,042	867,548	224,524
Accrued expenses	—	428,965	40,378	391,573	26,494

Total liabilities	$4,571,305	$24,035,710	$29,874,420	$47,559,121	$46,551,018
Partners' Capital:
Total partners' capital	7,340,089	17,827,826	20,645,093	29,097,089	34,450,805

Total liabilities and partners' capital	$11,911,394	$41,863,536	$50,519,513	$76,656,210	$81,001,823

Other data:
Weighted average yield on debt investments(1)	14.0%	14.8%	13.4%	14.0%	13.9%
Number of portfolio companies	2	7	8	12	12

(1)
Yields are computed using actual interest income earned for the period, including original issue discount, divided by the weighted average fair value of debt investments.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The information in this section contains forward-looking statements that involve risks and uncertainties. Please see "Risk Factors" and "Special Note Regarding Forward-Looking Statements" for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

        Importantly, the financial statements and other financial information included herein are those of the Parent Fund prior to the consummation of the formation transactions and this offering. The Parent Fund was not regulated as a business development company under the 1940 Act and therefore was not subject to certain restrictions imposed by the 1940 Act on business development companies, and if the Parent Fund had been regulated as a business development company under the 1940 Act, the Parent Fund's performance may have been adversely affected. Moreover, the management fees paid by the Parent Fund to its investment adviser and the management fees to be paid by Calvert Street Capital Corporation to its investment adviser differ in significant ways.

Overview

        We are a specialty investment company that provides debt and equity financing to small to mid-sized companies primarily in transactions initiated by private equity sponsors. Immediately prior to the consummation of this offering, Calvert Street Capital Corporation will be an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act. Calvert Street Capital Corporation intends to elect, effective as of the date of its business development company election, to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Pursuant to this election, Calvert Street Capital Corporation generally will not have to pay corporate-level taxes on any income or gains it distributes (actually or constructively) to its stockholders as dividends.

        In connection with the consummation of the formation transactions described elsewhere in this prospectus, Calvert Street Capital Corporation will acquire the Parent Fund through the merger of the Parent Fund with and into Calvert Street Capital Corporation and, as a result, Calvert Street Capital Corporation will acquire 100% of the limited partnership interests in the SBIC Fund. In addition, Calvert Street Capital Corporation has entered into an agreement with the members of the SBIC General Partner, pursuant to which Calvert Street Capital Corporation will acquire 100% of their equity interests in the SBIC General Partner.

        Since commencing investment operations in 2003, the Parent Fund and the SBIC Fund have originated over $100 million of investments. These investments have generally ranged in size from $4 million to $10 million. Larger investments have been funded through the Parent Fund due to certain investment size limitations imposed on the SBIC Fund by the SBA. After the completion of the formation transactions, we will continue to invest through Calvert Street Capital Corporation and SBIC Fund. We believe that utilizing both entities as investment vehicles provides us with access to a broader array of investment opportunities and allows us to access lower cost capital through the SBA's SBIC debenture program. Given our access to such lower cost capital, we expect that the majority of our investments will initially be made through the SBIC Fund.

        Our financial statements reflect the combined operations of the Parent Fund and the SBIC Fund prior to the formation transactions described elsewhere in this prospectus.

Critical Accounting Policies

        The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions affecting amounts reported in the financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

        The most significant estimate inherent in the preparation of our combined financial statements is the valuation of our investments and the related amounts of unrealized appreciation and depreciation. We are required to report our investments for which market quotations are not readily available at fair value.

        As of September 30, 2007, approximately 90% of our total assets represented investments in portfolio companies valued at fair value. We base the fair value of our investments on the enterprise value of the portfolio companies in which we invest. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In determining the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. We review external events, including private mergers and acquisitions, and include these events in the enterprise valuation process.

        Due to the inherent uncertainty in the valuation process, our estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

        If there is adequate enterprise value to support the repayment of the debt, the fair value of our loan or debt security normally corresponds to cost plus accumulated unearned income unless the borrower's condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including revenues, EBITDA and cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company's securities, financing events or other liquidation events.

        In connection with the determination of the fair value of the investments held by the Parent Fund at September 30, 2007, we engaged Duff & Phelps, LLC, an independent valuation firm ("Duff & Phelps"), to provide third party valuation consulting services which consisted of certain mutually agreed limited procedures that we engaged Duff & Phelps to perform. For the quarter ended September 30, 2007, we asked Duff & Phelps to perform the procedures on investments in 12 portfolio companies comprising 100% of the total investments at fair value as of September 30, 2007. Upon completion of such procedures, Duff & Phelps concluded that the fair value of all of the investments, as determined ultimately and solely by the general partner of the Parent Fund and our board of directors, did not appear unreasonable. Duff & Phelps' limited procedures did not involve an audit, review, compilation or any other form of examination or attestation under auditing standards generally accepted in the United States of America. See also "Business—Determination of Net Asset Value and Valuation Process" for a discussion of our valuation process.

Revenue Recognition

Interest and Dividend Income

        Interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments and write off any previously accrued and uncollected interest when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

Payment-in-Kind (PIK) Interest

        We currently hold several loans in our portfolio that contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain RIC tax treatment, this non-cash source of income will need to be paid out to stockholders in the form of distributions, even though we have not yet collected the cash. We will stop accruing PIK interest and write off any accrued and uncollected interest when it is determined that PIK interest is no longer collectable.

Portfolio Composition

        Our investments principally consist of subordinated debt, equity warrants and non-control, equity co-investments in privately-held companies. The debt investments may be secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from original investment.

        Summaries of the composition of our investment portfolio at cost and fair value as a percentage of total investments are shown in following table:

	December 31,
			September 30, 2007
	2005	2006
			(Unaudited)
Cost:
Senior Term Debt	0.0%	3.7%	5.1%
Senior Subordinated Debt	94.0%	83.1%	68.7%
Junior Subordinated Debt and Equity	2.7%	9.7%	22.8%
Equity warrants	3.3%	3.5%	3.4%

	100.0%	100.0%	100.0%

	December 31,
			September 30, 2007
	2005	2006
			(Unaudited)
Fair Value:
Senior Term Debt	0.0%	3.8%	5.4%
Senior Subordinated Debt	88.5%	68.4%	55.8%
Junior Subordinated Debt and Equity	6.9%	22.1%	30.2%
Equity warrants	4.6%	5.7%	8.6%

	100.0%	100.0%	100.0%

        The following table shows the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	December 31,
			September 30, 2007
	2005	2006
			(Unaudited)
Cost:
Midwest	68.8%	58.5%	64.3%
East	6.5%	17.2%	24.3%
Southwest	24.7%	24.3%	11.4%

	100.0%	100.0%	100.0%

	December 31,
			September 30, 2007
	2005	2006
			(Unaudited)
Fair Value:
Midwest	69.3%	49.8%	55.1%
East	6.2%	18.5%	23.7%
Southwest	24.5%	31.7%	21.2%

	100.0%	100.0%	100.0%

        We have historically targeted investments in portfolio companies located in the Midwest and East regions of the United States and intend to continue to target investments in such regions.

        Set forth below are tables showing the industry composition of our portfolio at cost and fair value as of December 31, 2005 and 2006, and September 30, 2007 (excluding unearned income):

	December 31,
			September 30, 2007
	2005	2006
			(Unaudited)
Cost:
Consumer Services	15.4%	10.9%	23.8%
Business Services	15.2%	20.9%	20.6%
Component Manufacturing	10.2%	26.8%	19.8%
Equipment Manufacturing	16.5%	15.7%	17.0%
Restaurants	26.0%	10.1%	10.1%
Consumer Products	16.7%	15.6%	8.7%

	100.0%	100.0%	100.0%

	December 31,
			September 30, 2007
	2005	2006
			(Unaudited)
Fair Value:
Equipment Manufacturing	19.8%	21.8%	25.9%
Business Services	14.2%	23.8%	22.5%
Component Manufacturing	9.6%	34.4%	20.4%
Consumer Services	14.5%	0.0%	12.2%
Restaurants	26.2%	11.1%	10.8%
Consumer Products	15.7%	8.9%	8.2%

	100.0%	100.0%	100.0%

        Our investments carry a number of risks including, but not limited to: (1) investing in small to mid-sized companies which have a limited operating history and financial resources; (2) holding investments that are not publicly traded and which may be subject to legal and other restrictions on resale and (3) other risks common to investing in below investment grade debt and equity investments in private, small to mid-sized companies.

Portfolio Asset Quality

        We utilize an investment rating system for our entire portfolio of investments. Investment Rating 1 is used for investments that have positive performance where return of capital invested plus interest is expected, along with a substantial capital gain. Investment Rating 2 is used for investments that have satisfactory or positive performance where return of capital invested plus interest is expected, and there is potential to realize a capital gain. Investment Rating 3 is used for performing investments where full return of original capital invested plus interest is expected, but there is no equity investment or no capital gain can currently be determined. Investment Rating 4 is used for investments that are underperforming, have the potential for a realized loss and require closer monitoring. Investment Rating 5 is used for investments performing significantly below expectations where we expect a loss.

        The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2005, December 31, 2006 and September 30, 2007:

	December 31, 2005		December 31, 2006		September 30, 2007
Investment Rating	Investment at Fair Value	Percentage of Total Portfolio	Investment at Fair Value	Percentage of Total Portfolio	Investment at Fair Value	Percentage of Total Portfolio
			(dollars in thousands)		(unaudited)
1	$9,703,903	19.9%	$22,514,848	33.9%	$31,442,963	42.7%
2	12,774,667	26.2%	30,938,830	46.6%	15,052,788	20.4%
3	14,575,000	29.9%	12,982,190	19.5%	25,675,374	34.9%
4	11,700,000	24.0%	—	0.0%	—	0.0%
5	—	0.0%	—	0.0%	1,500,000	2.0%
Totals	$48,753,570	100.0%	$66,435,868	100.0%	$73,671,125	100.0%

        Based upon our investment rating system, the weighted average rating of our portfolio as of December 31, 2005, December 31, 2006 and September 30, 2007 was approximately 2.6, 1.9 and 2.0, respectively. As of December 31, 2005, we had one investment that was delinquent on interest payments, which interest payments were received during 2006. As of December 31, 2006, other than two investments that were impaired, we had no investments that were delinquent on interest payments or which were otherwise on non-accrual status. As of September 30, 2007, other than one investment that was impaired, we had no investments that were delinquent on interest payments or which were otherwise on non-accrual status.

Results of Operations

        The principal measure of our financial performance is the "net increase in partners' capital resulting from operations" which is the sum of three elements. The first element is "net investment income (loss)," which is the difference between our income from interest, fees and other income and our operating expenses. The second element is "realized gain (loss) from investments," which is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. The third element, "net change in unrealized appreciation (depreciation) from investments," is the net change in the fair value of our investment portfolio.

Comparison of nine months ended September 30, 2007 and September 30, 2006

Investment Income

        For the nine months ended September 30, 2007, total investment income was $6.0 million, which is consistent with the $6.0 million of total investment income for the nine months ended September 30, 2006. The lack of increase in investment income was primarily attributable to a small decrease in our interest-bearing investments outstanding during the nine months ended September 30, 2007.

Expenses

        For the nine months ended September 30, 2007, total expenses increased by approximately $0.7 million, or 28%, to approximately $3.2 million from $2.5 million for the nine months ended September 30, 2006. The increase in total expenses was primarily attributable to a $0.3 million increase in interest expense as a result of increased average borrowings outstanding from the SBA during the nine months ended September 30, 2007. In addition, the management fees paid to the manager of the Parent Fund and the SBIC Fund increased by $0.4 million during the period, primarily as a result of a decrease in a management fee offset under an arrangement that the Parent Fund and the SBIC Fund have with the manager. Pursuant to the management fee offset arrangement, any fees earned by and paid to the manager in connection with the origination of an investment are credited, dollar-for-dollar, against the management fee payable by the Parent Fund and the SBIC Fund to the manager. The decrease in the management fee offset arrangement during the nine months ended September 30, 2007 as compared to the same period in 2006 resulted from the closing of two investment transactions during 2007 as compared to six in 2006.

        Prior to this offering, the Parent Fund paid a management fee to CSC Partners pursuant to a management agreement. The Parent Fund paid CSC Partners an annual fee equal to 1.5% of the aggregate subscriptions of all partners less an amount equal to the SBIC commitment. In addition, pursuant to the limited partnership agreement of the Parent Fund, the general partner of the Parent Fund was entitled to 20% of the Parent Fund's profits and related distributions. The SBIC Fund also paid a management fee to CSC Partners pursuant to a management agreement. The SBIC Fund paid CSC Partners a quarterly management fee equal to 1.5% of the sum of: (i) the SBIC Fund's regulatory capital (as defined by the SBIC Act) as of the last day of the fiscal quarter; (ii) any permitted distribution (as defined by the partnership agreement); and (iii) an assumed two tiers (two times) of outstanding SBIC debenture leverage on the sum of clause (i) and (ii) above. See "Notes to Combined Financial Statements—Note E" for additional information.

        Subsequent to this offering, we will pay our investment adviser, Calvert Street Investment Management, a fee for its services under the investment advisory and management agreement consisting of two components—a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2% of our gross assets (which is our total assets, including investments made with the use of leverage). The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears based upon our "Pre-Incentive Fee Net Investment Income" for the immediately preceding quarter, and will be subject to a preferred return and a "catch up" feature. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement) and will equal 20% of our "Incentive Fee Capital Gains," which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See "Investment Adviser—Overview of Our Investment Adviser—Management Fee."

Net Realized Gain (Loss) from Investments

        For the nine months ended September 30, 2007, net realized losses from investments were $3.6 million, representing a $6.7 million decrease from net realized gains of $3.1 million during the nine months ended September 30, 2006. The decrease in net realized gains during the nine months ended September 30, 2007 principally related to the net realized loss on the disposition of investments in two portfolio companies, as compared to realized gains in two portfolio companies for the same period in 2006.

Net Change in Unrealized Appreciation (Depreciation) from Investments

        During the nine months ended September 30, 2007, we recorded a net unrealized gain from investments in the amount of $6.2 million, or a $6.8 million increase over the $0.6 million in net unrealized loss from investments for the nine months ended September 30, 2006. The unrealized appreciation recorded during the nine months ended September 30, 2007 primarily related to the reversal of $4.7 million in previously recorded unrealized depreciation associated with a realized loss and, to a lesser extent, to the unrealized appreciation on certain of our equity investments. The net unrealized loss on investments for the nine months ended September 30, 2006 was generally attributable to the reversal of $3.1 million in previously recorded unrealized appreciation associated with a realized gain, partially offset by $2.5 million in net unrealized gains of investments.

Net Increase in Partners' Capital Resulting from Operations

        As a result of the above-described events, our net increase in partners' capital resulting from operations during the nine months ended September 30, 2007, was $5.4 million, or a 12.3% decrease compared to a net increase in partners' capital resulting from operations of $6.1 million during the nine months ended September 30, 2006.

Comparison of fiscal years ended December 31, 2006 and December 31, 2005

Investment Income

        For the twelve months ended December 31, 2006, total investment income was $8.1 million, a $1.4 million, or 21.2%, increase over the $6.7 million of total investment income for the twelve months ended December 31, 2005. The increase was attributable to a $1.2 million increase in interest income from investments. The increase in interest income is primarily attributable to higher average levels of outstanding debt investments, which was principally due to the closing of six new debt investments totaling $30.4 million during 2006, partially offset by debt repayments in 2006.

Expenses

        For the twelve months ended December 31, 2006, total expenses increased by approximately $0.8 million, or 27.6%, to approximately $3.7 million from $2.9 million for the twelve months ended December 31, 2005. The increase in total expenses was primarily attributable to a $0.9 million increase in interest expense as a result of increased SBA borrowings outstanding in order to support new investment activities. The management fees paid to the manager of the Parent Fund and the SBIC Fund decreased by approximately $0.2 million between 2006 and 2005 primarily as a result of an increase in a management fee offset under an arrangement that the Parent Fund and the SBIC Fund have with the manager. The increase in the management fee offset arrangement during the year ended December 31, 2006 as compared to the same period in 2005 resulted from the closing of six investment transactions during 2006 as compared to four in 2005.

        Prior to this offering, the Parent Fund paid a management fee to CSC Partners pursuant to a management agreement. The Parent Fund paid CSC Partners an annual fee equal to 1.5% of the aggregate subscriptions of all partners less an amount equal to the SBIC commitment. In addition, pursuant to the limited partnership agreement of the Parent Fund, the general partner of the Parent Fund was entitled to 20% of the Parent Fund's profits and related distributions. The SBIC Fund also paid a management fee to CSC Partners pursuant to a management agreement. The SBIC Fund paid CSC Partners a quarterly management fee equal to 1.5% of the sum of: (i) the SBIC Fund's regulatory capital (as defined by the SBIC Act) as of the last day of the fiscal quarter; (ii) any permitted distribution (as defined by the Partnership Agreement); and (iii) an assumed two tiers (two times) of outstanding SBIC debenture leverage on the sum of clause (i) and (ii) above. See "Notes to Combined Financial Statements—Note E" for additional information.

        Subsequent to this offering, we will pay our investment adviser, Calvert Street Investment Management, a fee for its services under the investment advisory and management agreement consisting of two components—a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2% of our gross assets (which is our total assets, including investments made with the use of leverage). The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears based upon our "Pre-Incentive Fee Net Investment Income" for the immediately preceding quarter, and will be subject to a preferred return and a "catch up" feature. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement) and will equal 20% of our "Incentive Fee Capital Gains," which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See "Investment Adviser—Overview of Our Investment Adviser—Management Fee."

Net Realized Income Gain (Loss) from Investments

        For the twelve months ended December 31, 2006, net realized gains from investments were $3.7 million, or a 240% increase over the $2.6 million of net realized losses during the twelve months ended December 31, 2005. The higher level of net realized gains during 2006 principally related to gains on the sale or redemption of equity investments in three portfolio companies as compared a realized loss of $4.1 million on one investment in 2005, partially offset by a $1.5 million realized gain on another investment.

Net Change in Unrealized Appreciation (Depreciation) from Investments

        During the twelve months ended December 31, 2006, we recorded a net unrealized loss on investments in the amount of $3.9 million, or a 530% decrease from the $0.9 million net unrealized gain on investments for the twelve months ended December 31, 2005. The unrealized depreciation recorded during the year ended December 31, 2006 primarily related to the recording of $11.9 million in unrealized losses on investments and the reversal of $2.4 million in previously recorded unrealized appreciation associated with a realized gain, partially offset by the recording of $10.4 million in unrealized appreciation on investments. In 2005, unrealized gains on investments amounted to $2.4 million, partially offset by the reversal of $1.5 million in previously recorded unrealized appreciation associated with a realized gain.

Net Increase in Partners' Capital Resulting from Operations

        As a result of the above-described events, our net increase in partners' capital resulting from operations during the year ended December 31, 2006, was $4.2 million, or a 105% increase compared to a net increase in partners' capital resulting from operations of $2.0 million during the year ended December 31, 2005.

Comparison of fiscal years ended December 31, 2005 and December 31, 2004

Investment Income

        For the twelve months ended December 31, 2005, total investment income was $6.7 million, a $3.3 million, or 97.1%, increase over the $3.4 million of total investment income for the twelve months ended December 31, 2004. The increase was attributable to a $3.3 million increase in interest income from investments. The increase in interest income is primarily attributable to higher average levels of outstanding debt investments due to the closing of four new debt investments in 2005 totaling $21.3 million, partially offset by $10.0 million in debt repayments in 2005.

Expenses

        For the twelve months ended December 31, 2005, total expenses increased by approximately $1.2 million, or 70.6%, to approximately $2.9 million from $1.7 million for the twelve months ended December 31, 2004. The increase in total expenses was primarily attributable to a $0.9 million increase in interest expense as a result of increased SBA borrowings drawn during 2005 in order to support new investment activities, and a $0.3 million increase in the management fee paid to the manager of the Parent Fund and SBIC Fund as a result of a decrease in a management fee offset under an arrangement that the Parent Fund and the SBIC Fund have with the manager. The decrease in the management fee offset arrangement during the year ended December 31, 2005 as compared to the same period in 2004 resulted from the closing of four investment transactions during 2005 as compared to five in 2004.

        Prior to this offering, the Parent Fund paid a management fee to CSC Partners pursuant to a management agreement. The Parent Fund paid CSC Partners an annual fee equal to 1.5% of the aggregate subscriptions of all partners less an amount equal to the SBIC commitment. In addition, pursuant to the limited partnership agreement of the Parent Fund, the general partner of the Parent Fund was entitled to 20% of the Parent Fund's profits and related distributions. The SBIC Fund also paid a management fee to CSC Partners pursuant to a management agreement. The SBIC Fund paid CSC Partners a quarterly management fee equal to 1.5% of the sum of: (i) the SBIC Fund's regulatory capital (as defined by the SBIC Act) as of the last day of the fiscal quarter; (ii) any permitted distribution (as defined by the Partnership Agreement); and (iii) an assumed two tiers (two times) of outstanding SBIC debenture leverage on the sum of clause (i) and (ii) above. See "Notes to Combined Financial Statements—Note E" for additional information.

        Subsequent to this offering, we will pay our investment adviser, Calvert Street Investment Management, a fee for its services under the investment advisory and management agreement consisting of two components—a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2% of our gross assets (which is our total assets, including investments made with the use of leverage). The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears based upon our "Pre-Incentive Fee Net Investment Income" for the immediately preceding quarter, and will be subject to a preferred return and a "catch up" feature. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement) and will equal 20% of our "Incentive Fee Capital Gains," which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See "Investment Adviser—Overview of Our Investment Adviser—Management Fee."

Net Realized Gain (Loss) from Investments

        For the twelve months ended December 31, 2005, net realized losses from investments were $2.6 million. We did not have any net realized gains during the twelve months ended December 31, 2004. The net realized loss during 2005 principally related to the $4.1 million loss from the write-off of one investment, partially offset by a $1.5 million gain on another investment.

Net Change in Unrealized Appreciation (Depreciation) from Investments

        During the twelve months ended December 31, 2005, we recorded a net unrealized gain on investments in the amount of $0.9 million, or a 53.2% decrease over the $2.0 million net unrealized gain on investments for the twelve months ended December 31, 2004. The lower 2005 unrealized appreciation included unrealized realized gains on investments of $2.4 million, partially offset by the reversal of $1.5 million in previously recorded unrealized appreciation associated with a realized gain, as compared to the recording of $2.0 million of unrealized appreciation on three investments in 2004.

Net Increase in Partners' Capital Resulting from Operations

        As a result of these events, our net increase in partners' capital resulting from operations during the year ended December 31, 2005, was $2.0 million, or a 43.6% decrease compared to a net increase in partners' capital resulting from operations of $3.6 million during the year ended December 31, 2004.

Liquidity and Capital Resources

Cash Flows

        For the nine months ended September 30, 2007, we experienced a net decrease in cash and cash equivalents in the amount of $3.5 million. During that period, we generated $0.9 million of cash from our operating activities primarily from total investment income. During the nine months ended September 30, 2007, we used $4.3 million in net cash from investment activities, including the funding of $14 million in new investments and several smaller follow-on investments, partially offset by $8.5 million in cash proceeds from principal repayments on investments and $1.2 million of cash proceeds from the sale of equity investments. During the first nine months of 2007, we used $0.1 million in cash from financing activities, which consisted solely of the payment of the leverage fee on a $10 million increase in SBA commitments.

        For the twelve months ended December 31, 2006, we experienced a net increase in cash and cash equivalents in the amount of $8.4 million. During 2006, we generated $4 million of cash from our operating activities primarily from total investment income. During that period, we used $16.4 million of cash in our investment activities, including $35.9 million in cash to fund new or follow on investments, partially offset by $15 million in cash proceeds from repayments of debt investments and $4.4 million of cash proceeds from the sale of equity investments. During 2006, our net cash provided by financing activities totaled $20.8 million, which principally consisted of $17 million in proceeds from issuance of debentures from the SBA, net of deferred financing costs, and $8 million in proceeds from capital contributions, partially offset by $3.8 million in cash distributions to partners.

        For the twelve months ended December 31, 2005, we experienced a decrease in cash and cash equivalents in the amount of $0.4 million. During that period, we generated $2.5 million of cash from our operating activities primarily from total investment income. During 2005, we used $9.6 million in net cash in our investment activities, including the funding of new or follow on investments in the amount of $21.7 million, partially offset by $10 million in cash proceeds from repayment of debt investments and $2.1 million of cash proceeds from the sale of equity investments. During 2005, we generated $6.6 million in cash from financing activities, which principally consisted of the net proceeds from $6 million in additional SBIC debenture borrowings, net of deferred financing costs, and $5.0 million in additional partner capital contributions, partially offset by $4.3 million of cash distributions to partners. The additional SBIC debenture borrowings and additional partner capital contributions during 2005 were used to support our investment activities.

        For the twelve months ended December 31, 2004, we experienced a net increase in cash and cash equivalents in the amount of $0.7 million. During 2004, we generated $1.8 million of cash from our operating activities primarily from total investment income adjusted for non-cash items. During that period, we used $25.9 million of cash to invest in portfolio companies. During 2004, we generated $24.8 million in cash from financing activities which principally consisted of $18.8 million in net proceeds from the issuance of debentures to the SBA, in addition to $7.4 million proceeds from capital contributions, partially offset by $0.6 million of cash distributions to partners. The additional SBA debenture borrowings and capital contributions during 2004 were used to support our investment activities.

Capital Resources

        As of September 30, 2007, we had $6.2 million in cash and cash equivalents, and our total partners' capital totaled $34.5 million.

        We intend to generate additional cash primarily from the net proceeds of this offering and any future offerings of securities, future borrowings as well as cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

        In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our income except for certain net capital gains. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement will limit the amount that we may borrow. Upon the receipt of the net proceeds from this offering, we will be in compliance with the asset coverage ratio under the 1940 Act.

        We anticipate that we will continue to fund our investment activities through a combination of debt and additional equity capital. Due to the SBIC Fund's status as a licensed SBIC, it has the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC can have outstanding at any time debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which generally is the amount raised from private investors. The maximum statutory limit on the dollar amount of outstanding debentures guaranteed by the SBA issued by a single SBIC or group of SBICs under common control as of September 30, 2007, was $127.2 million (which amount is subject to increase on an annual basis based on cost of living index increases).

        Debentures guaranteed by the SBA have fixed interest rates that approximate prevailing 10-year Treasury Note rates plus a spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time. Debentures issued prior to September 2006, were subject to pre-payment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006. On September 30, 2007, the SBIC Fund had $46.3 million of outstanding indebtedness guaranteed by the SBA, which carried an average fixed interest rate of 5.9%.

Off-Balance Sheet Arrangements

        We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. However, as of September 30, 2007, we had no unused firm commitments to extend credit to our portfolio companies, which would not be reflected on our balance sheet.

Contractual Obligations

        As of September 30, 2007, our future fixed commitments for cash payments on contractual obligations for each of the next five years and thereafter are as follows:

	Total	2007	2008	2009	2010	2011	2012 and Thereafter
	(dollars in thousands)
SBIC debentures payable	$46,300	$—	$—	$—	$—	$—	$46,300
Interest due on SBIC debentures	$22,928	$2,732	$2,732	$2,732	$2,732	$2,732	$9,268
Total	$69,228	$2,732	$2,732	$2,732	$2,732	$2,732	$55,568

Quantitative and Qualitative Disclosure about Market Risk

        We are subject to financial market risks, including changes in interest rates. Changes in interest rates affect both our cost of funding and the valuation of our investment portfolio. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income will be affected by changes in various interest rates, including LIBOR and prime rates, to the extent of any debt investments that include floating interest rates. The significant majority of our debt investments are made with fixed interest rates for the term of the investment. However, as of September 30, 2007, approximately 3.6% of our debt investment portfolio (at cost) bore interest at floating rates. All of our current outstanding indebtedness is subject to fixed interest rates for the 10-year life of such debt. At September 30, 2007, based on our applicable levels of floating-rate debt investments, a 1.0% change in interest rates would not have a material effect on our level of interest income from debt investments.

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of December 31 for the years indicated in the table, unless otherwise noted. Grant Thornton LLP's report on the senior securities table as of December 31, 2006, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
SBIC Debentures Payable
2007 (as of September 30, unaudited)	$46,300	$1,744	—	N/A
2006	46,300	1,628	—	N/A
2005	29,300	1,705	—	N/A
2004	23,300	1,765	—	N/A
2003	4,500	2,631	—

(a)
Total amount of each class of senior securities outstanding at the end of the period presented.

(b)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(c)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The "—" indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(d)
Not applicable because senior securities are not registered for public trading.

BUSINESS

Calvert Street Capital Corporation

        We are a specialty investment company that provides debt and equity financing to small to mid-sized companies primarily in transactions initiated by private equity sponsors. Our investment objective is to generate both current income and capital appreciation through mezzanine investments (primarily subordinated debt with an equity component) and, to a lesser extent, through non-control, equity co-investments. Upon completion of the formation transactions and this offering, we will be externally managed and advised by our investment adviser, Calvert Street Investment Management, pursuant to an investment advisory and management agreement. Our investment adviser is a newly formed entity that is an affiliate of CSC Partners, an investment manager with approximately $450 million in assets under management. We expect to draw upon CSC Partners' reputation and to benefit from the significant experience and contacts of CSC Partners' investment professionals and operating consultants, whose activities are solely focused on investing in small to mid-sized companies.

        Since commencing investment operations in 2003, the Parent Fund and the SBIC Fund have originated over $100 million of investments, primarily in transactions initiated by private equity sponsors. These investments have generally ranged in size from $4 million to $10 million. Larger investments have been funded through the Parent Fund due to certain investment size limitations imposed on the SBIC Fund by the SBA. After completion of the formation transactions and this offering, we will continue to invest through Calvert Street Capital Corporation and the SBIC Fund. We believe that utilizing both entities as investment vehicles provides us with access to a broader array of investment opportunities and allows us to access lower cost capital through the SBA's SBIC debenture program. Given our access to such lower cost of capital, we expect that the majority of our investments will initially be made through the SBIC Fund.

        We seek to partner with private equity sponsors in acquisitions, financings and recapitalizations. We believe it is beneficial to have another party independently perform due diligence and invest risk capital at the same time we make our investment. In structuring transactions, we seek to protect our rights, manage our risks and create value by: (i) providing financing at reasonable leverage ratios; (ii) obtaining affirmative and negative covenants, default penalties, informational rights, change of control provisions, board rights, "put" rights and other similar protections; and (iii) making minority equity investments or receiving equity instruments, such as nominal cost warrants, in our portfolio companies in conjunction with our debt investments. In this regard, our portfolio had a total debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) ratio of approximately 3.4 to 1.0. In addition, we had minority equity investments or nominal cost warrants in over 90% of our portfolio companies at September 30, 2007.

        As of September 30, 2007, we had debt and equity investments in 12 portfolio companies with an aggregate fair value of $73.7 million. The weighted average yield on all of our debt investments as of September 30, 2007 was approximately 13.9%. Yields are computed using actual interest income earned for the period, including original issue discount, divided by the weighted average fair value of debt investments. As of September 30, 2007, the weighted average yield on all of our outstanding debt investments was 13.4%, excluding the impact of the amortization of original issue discount.

        In addition, as of January 22, 2008, we have executed non-binding term sheets for approximately $26 million of investment commitments in four prospective portfolio companies. These proposed investments are subject to the completion of our due diligence and approval process as well as negotiation of definitive agreements with the prospective portfolio companies and, as a result, may not result in completed investments.

        Immediately prior to the consummation of this offering, we will be an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. As a business development company, we will be required to comply with numerous regulatory requirements. We will be permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt will be limited in certain significant respects. We also intend to elect, effective as of the date of our business development company election, to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends provided that we meet certain source-of-income and asset diversification requirements.

Our Investment Adviser

        Our investment adviser is led by five managing partners and two senior investment professionals with more than 125 years of aggregate experience investing in all layers of the capital structure of small to mid-sized companies, including senior debt, subordinated debt and equity. Our investment adviser is a newly formed entity that is an affiliate of CSC Partners, and we expect to draw upon CSC Partners' reputation and to benefit from the significant experience and contacts of CSC Partners' investment professionals and operating consultants, whose activities are solely focused on investing in small to mid-sized companies.

        CSC Partners is the successor company to Legg Mason Merchant Banking, Inc., which was founded in 1995 by Joshua M.D. Hall, III and Brian T. Mahoney. CSC Partners currently manages approximately $450 million of private investment funds dedicated to serving the capital needs of small to mid-sized companies. CSC Partners makes control equity investments and investments in mezzanine debt securities. We are the only investment vehicle affiliated with CSC Partners that is focused primarily on investing in debt securities.

        The members of our investment adviser's investment committee are: (i) Joshua M.D. Hall, III, a managing partner of our investment adviser; (ii) Brian T. Mahoney, a managing partner of our investment adviser; (iii) Andrew L. John, our president and chief executive officer and a managing partner of our investment adviser; (iv) Steven A. Axel, a managing partner of our investment adviser; and (v) Gregory W. Barger, a managing partner of our investment adviser. The majority approval of the investment committee will be required before we make an investment.

Our Target Market

        Our business is to provide debt and equity financing to small to mid-sized companies, which we define as companies with annual revenues between $20 million to $150 million. We believe that the market for providing capital to small to mid-sized companies is significant and underserved. Based on a search of the Capital IQ database completed on November 2, 2007, we believe there are approximately 70,373 companies in the United States with annual revenues between $20 million and $150 million. Historically, we have focused on lending to and investing in companies that operate in diverse industry and business sectors throughout the United States, with a particular emphasis on companies located in the Midwest and East regions and we expect to continue this investment focus. Industry and business sectors in which we have invested include niche manufacturing, business services, logistics, restaurants and value-added distribution. We believe that many small to mid-sized companies, particularly those operating in the industry and business sectors we have historically targeted, are unable to obtain sufficient financing from traditional financing sources. Due to evolving market trends, traditional lenders and other sources of private investment capital have focused their efforts on larger companies and transactions. We believe this dynamic is attributable to several factors, including the consolidation of commercial banks and the aggregation of private investment funds into larger pools of capital that are focused on larger investments. In addition, many current funding sources do not have relevant experience in dealing with some of the unique business issues facing small to mid-sized companies.

Based on our experience, investing in small to mid-sized companies generally requires greater time, resources and expertise than investing in larger companies. Due to the relatively small number of lenders willing to finance small to mid-sized companies, we believe we have greater opportunities to meet the financing requirements of these companies while also negotiating favorable investment terms, including equity participations.

        Also, because most of our investment transactions are initiated by private equity sponsors, we consider the private equity sponsor community to be an integral source of deal flow and investment opportunities. We generally seek relationships with sponsors of private equity funds with less than $400 million in committed capital that are focused on making investments in companies with annual revenues between $20 million to $150 million. According to Thomson Financial, there were approximately 1,089 private equity funds that each raised less than $400 million from 2003 through 2006. Thomson Financial also reports that the total amount of equity capital raised by such funds over this period was approximately $121 billion. We expect that private equity sponsors will continue to be active investors in our target market, and they will seek debt financing to support their investments, which will provide opportunities for us to continue to partner with such firms.

Business Strategies

        Our investment objective is to generate both current income and capital appreciation through mezzanine investments (primarily subordinated debt with an equity component) and, to a lesser extent, through non-control, equity co-investments. We have adopted the following business strategies to achieve our investment objective:

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  Leveraging the Skills and Experience of Our Investment Team.  The five managing partners and two senior investment professionals of our investment adviser have over 125 years aggregate experience in lending to and investing in small to mid-sized companies. They have diverse investment backgrounds, with prior experience at private investment funds, commercial banks and other financial services companies, and a history of investing across all layers of the capital structure. Their expertise in valuing companies and structuring transactions will allow us to consider non-traditional and complex transactions tailored to fit the specific needs of prospective portfolio companies.

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  Capitalizing on Strong Private Equity Sponsor Relationships.  The managing partners and investment professionals of our investment adviser have extensive relationships with numerous private equity sponsors that focus on small to mid-sized companies. Private equity sponsors targeting small to mid-sized companies often seek mezzanine financing from sources such as us in order to support their deal activity and to limit the amount of equity they are required to invest. We offer an additional and attractive source of capital for their acquisitions, financings and recapitalizations.

  •
  Employ Disciplined Underwriting Policies.  Our investment adviser will follow a disciplined and conservative approach to identifying, evaluating and investing in companies with strong fundamentals, such as highly predictable and consistent earnings and a strong balance sheet. Prior to making an investment, our investment adviser will perform extensive credit analysis and a thorough assessment of each prospective portfolio company. Our investment adviser will thoroughly analyze the portfolio company's management team, industry dynamics and competitive market positions, quality of financial information and the strength of its underlying operations. Our investment adviser will employ a rigorous due diligence process including multiple meetings with management, tours of plant facilities, discussions with industry professionals and extensive financial analysis.

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  Maintain Rigorous Portfolio Monitoring.  Careful monitoring of operational, market and financial performances of our portfolio companies is a critical element of our business strategies. We seek to obtain board seats or board observation rights for our portfolio companies and conduct monthly financial reviews and regular discussions with management. The consistent review of financial statements and the structuring and monitoring of and compliance with affirmative and negative covenants is designed to provide us with an early warning of any financial difficulty. We expect these covenants to also provide us with meaningful rights to influence the direction of a portfolio company and legal remedies if necessary.

  •
  Maintaining Portfolio Diversification.  We seek to maintain a portfolio of investments that is appropriately diversified among companies, industries, geographic regions and end markets. This portfolio diversity is intended to mitigate the potential affects of negative economic events for particular companies, regions, and industries.

  •
  Benefiting from Lower Cost of Capital.  The SBIC Fund's SBIC license has allowed us to utilize SBA-guaranteed debt capital through the SBA's SBIC debenture program. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and public debt. Because lower cost SBA leverage is, and will continue to be, a significant part of our capital base, our relative cost of debt capital should be lower than many of our competitors.

Investment Criteria

        Our investment adviser will generally apply the following investment criteria in evaluating prospective portfolio companies. However, not all of these criteria will necessarily be met in connection with each of our investments.

  •
  Established Companies with Positive Cash Flow.  We target companies with a track record of financial success. We seek to invest in established companies with sound historical financial performance. We typically focus on companies that have historically generated EBITDA of greater than $3 million and similar levels of free cash flow. We generally avoid investing in start-up companies, companies that are susceptible to dramatic changes in technology or companies that are real estate developers or investors.

  •
  Appropriate Capital Structures and Leverage Multiples.  We seek companies that have capital structures that are appropriate for their businesses, with generally higher amounts of equity capital in businesses that are susceptible to economic swings. We typically target companies with total leverage multiples of less than 4.0x EBITDA.

  •
  Private Equity Sponsored Transactions.  We seek to invest in companies that are being purchased by a private equity sponsor. We believe that it is beneficial to have another party perform independent diligence and invest risk capital at the same time we make our investment. We assess a private equity sponsor's commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company. We have found that private equity sponsors generally add value to small to mid-sized companies by providing strategic guidance, operational expertise, an additional potential source of capital and good corporate governance. The existence of a private equity sponsor generally introduces like-minded leadership at the portfolio company that is economically motivated, and we often have an appropriate alignment of interests with the private equity sponsor that has a controlling equity interest.

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  Seasoned and Proven Management Team with Meaningful Financial Commitment.  We seek to invest in companies having operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each portfolio company to have meaningful equity ownership in the portfolio company to better align our economic interests. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

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  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

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  Exit Alternatives.  We expect that the primary means by which we exit our debt investments will be through the repayment of our investment from internally generated cash flow or a refinancing of our debt. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Investments

        We seek to continue to grow and manage a diversified portfolio of mezzanine investments (primarily subordinated debt with an equity component) and, to a lesser extent, non-control, equity co-investments. We generally target investments of approximately $4 million to $10 million in companies with annual revenues generally ranging between $20 million and $150 million. Our investments may include both debt and equity components. The debt instruments provide for returns in the form of interest payments, including payment-in-kind or PIK interest, while the equity instruments, such as warrants and non-control, equity co-investments, provide us with an opportunity to participate in the capital appreciation of the portfolio company and, to a lesser extent, returns in the form of dividend payments, including payment-in-kind or PIK dividends.

Debt Investments

        The majority of our investments consist of interest bearing debt securities. Our debt investments typically provide for returns in the form of interest payments, including payment-in-kind or PIK interest. Our debt investments are typically secured by a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates and generally mature between five and seven years from original investment. We seek to limit the downside risks of our investments by negotiating contractual terms that are designed to protect our investments while affording our portfolio companies as much flexibility in managing their businesses as possible. Such restrictions typically include affirmative and negative covenants, default penalties, change of control provisions and board observation rights. We structure a total return on our investments that compensates us for our perceived level of credit risk.

Equity Investments

        When we make a debt investment, we typically receive equity interests in portfolio companies either in the form of warrants or shares of common stock. The warrants we receive in connection with these investments generally are detachable and require only a nominal cost to exercise. In addition, we may also from time to time make non-control, equity co-investments, which we generally expect to be less than $5 million, in companies in conjunction with private equity sponsors. We generally only make non-control, equity co-investments in a portfolio company in conjunction with a debt investment. We generally seek to structure our equity investments to provide us with minority rights provisions and event-driven puts. We also seek to obtain registration rights in connection with these investments, which may include demand and "piggyback" registration rights.

Investment Process

        The investment committee of our investment adviser is responsible for all aspects of our investment process, including the final approval of any investment. The current members of the investment committee of our investment adviser are Messrs. Axel, Barger, Hall, John and Mahoney. Our investment process involves having one of the investment professionals of our investment adviser initially review each potential investment. Assuming the potential investment appears to meet our investment criteria, our investment adviser assigns an additional investment professional to review the opportunity and prepare an initial internal memorandum regarding the opportunity. This memorandum is then reviewed by at least two managing partners of our investment adviser before being presented to the investment committee. The investment committee generally categorizes our investment process into seven distinct stages:

Deal Generation/Origination

        Deal generation and origination is maximized through long-standing and extensive relationships with private equity sponsors focused on investing in small to mid-sized companies. Our investment adviser has relationships throughout the U.S. and is committed to establishing, building and maintaining private equity sponsor relationships. Based upon these efforts, and its extensive experience in our target market, our investment adviser has developed a reputation as a knowledgeable, reliable and active source of capital and assistance in this sector. This focus and level of historical deal activity in small to mid-sized companies has led to deal flow momentum for our investment activities. We expect that private equity sponsors will continue to be active investors in our target market and they will seek mezzanine financing from sources such as us to support their deal activity and to limit the amount of equity they are required to invest. In addition, we anticipate that we will obtain leads from our greater visibility as a public company.

Screening

        During the screening process, if a transaction initially meets our investment criteria, our investment adviser will perform preliminary due diligence, taking into consideration some or all of the following factors:

  •
  A comprehensive financial model based on quantitative analysis of historical financial performance, projections and pro forma adjustments to determine the likelihood of repayment of our debt security;

  •
  A brief industry, market and competitor analysis, generally enlisting direct industry expertise as available from other portfolio companies, investors or referral sources, including consultants available to CSC Partners;

  •
  Preliminary qualitative analysis of the prospective portfolio company's management team's competencies and backgrounds;

  •
  The strength of the private equity sponsor; and

  •
  Potential investment structures, senior and total leverage multiples and pricing terms.

        Upon successful screening of the proposed transaction, the investment professionals of our investment adviser responsible for the proposed transaction makes a recommendation to the investment committee. If the investment committee concurs with moving forward on the proposed transaction, we typically issue a non-binding term sheet.

Term Sheet

        The non-binding term sheet will include the key economic terms based upon the analysis performed during the screening process as well as a proposed timeline and our qualitative expectation for the transaction. While the term sheet is non-binding, it generally does require a general agreement among the parties in order to move the transaction to the due diligence phase. Upon execution of a term sheet and agreement of terms, we begin our formal due diligence and underwriting process.

Due Diligence

        Due diligence on a proposed investment is performed by a minimum of two members of our investment adviser's investment team, whom we refer to collectively as the deal team, and certain external resources, who together conduct due diligence to understand the relationships among the prospective portfolio company's business plan, operations and financial performance. Our due diligence review includes some or all of the following:

  •
  Initial or additional site visits with management and key personnel;

  •
  Detailed review of historical and projected financial statements;

  •
  Operational reviews and analysis;

  •
  Interviews with customers and suppliers;

  •
  High level of diligence on company management, including background checks;

  •
  Review of third party financial diligence;

  •
  Review of material contracts;

  •
  In-depth industry, market, and strategy analysis;

  •
  Review by legal, environmental or other consultants, if applicable; and

  •
  Financial sponsor diligence, if applicable, including portfolio company and other reference checks.

        During the due diligence process, significant attention is given to sensitivity analyses and how the prospective portfolio company might be expected to perform given downside, "base-case" and upside scenarios.

Documentation and Close

        Upon completion of a satisfactory due diligence review, the deal team presents the findings in the form of an investment memorandum and provides its recommendation to the investment committee of our investment adviser. The presentation generally contains information including, but not limited to, the following:

  •
  Company history and overview;

  •
  Transaction overview, history and rationale, including an analysis of transaction strengths and risks;

  •
  Analysis of key customers, suppliers and contracts;

  •
  A working capital analysis;

  •
  An analysis of the company's business strategy;

  •
  A management assessment;

  •
  Third party accounting, legal, environmental or other due diligence findings;

  •
  Investment structure and expected returns;

  •
  Anticipated sources of repayment and potential exit strategies;

  •
  Pro forma capitalization and ownership;

  •
  An analysis of historical financial results and key financial ratios;

  •
  Sensitivities to management's financial projections; and

  •
  Detailed reconciliations from historical results to pro forma starting points.

        If any adjustments are proposed by the investment committee, such changes are made and applicable analyses updated. Approval for the transaction must be made by a majority vote of the members of the investment committee. Upon receipt of transaction approval, we will re-confirm regulatory company compliance, process and finalize all required legal documents, and fund the investment.

Post-Investment

        We monitor the status and progress of each portfolio company. We offer investment experience, direct industry expertise and contacts to the portfolio companies. The same deal team that was involved in the investment process will continue their involvement in the portfolio company post-investment. This provides for continuity of knowledge and allows the deal team to maintain a strong business relationship with key management of its portfolio companies for post-investment assistance and monitoring purposes. We also ensure that a member of our investment adviser's investment team who is not involved in the deal on a daily basis regularly reviews the investment and financial performance.

        As part of the monitoring process the deal team will analyze monthly/quarterly financial statements, review financial projections, meet with management, attend board meetings or have board visitation rights, and review all compliance certificates and covenants. While we maintain limited involvement in the ordinary course of operations of our portfolio companies, we maintain a higher level of involvement in non-ordinary course financing or strategic activities and any non-performing scenarios. We have the ability and experience to bring in additional resources as necessary to support our portfolio investments.

        We also use an investment rating system to characterize and monitor our expected level of returns on each of our investments.

  •
  Investment Rating 1 is used for investments that have positive performance where return of capital invested plus interest is expected, along with a substantial capital gain.

  •
  Investment Rating 2 is used for investments that have satisfactory or positive performance where return of capital invested plus interest is expected, and there is potential to realize a capital gain.

  •
  Investment Rating 3 is used for performing investments where full return of original capital invested plus interest is expected, but there is no equity investment or no capital gain can currently be determined.

  •
  Investment Rating 4 is used for investments that are underperforming, have the potential for a realized loss and require closer monitoring.

  •
  Investment Rating 5 is used for investments performing significantly below expectations where we expect a loss.

Exit Strategies/Refinancing

        While we generally exit from most investments through the successful refinancing or repayment of our debt and redemption of our equity positions, we typically assist our portfolio companies in developing and planning refinancing or exit opportunities, including any sale or merger of our portfolio companies. We may also assist in the structure, timing, execution and transition of the exit strategy or refinancing.

Determination of Net Asset Value and Valuation Process

        We will determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

        Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as is determined in good faith by the board of directors. Our business plan calls for us to invest primarily in illiquid securities issued by private companies and/or thinly-traded public companies. These investments may be subject to restrictions on resale and generally have no established trading market. As a result, we will value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors pursuant to a valuation policy and a consistently applied valuation process. As there is no single methodology for determining fair value, fair value is best expressed as a range of values from which we determine a single best estimate. We determine fair value to be the amount for which an investment could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

        Due to the inherent uncertainty in the valuation process, our estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

        We will record unrealized depreciation on an investment when we believe that the investment has been impaired or full collection of a debt investment is doubtful. Conversely, we will record unrealized appreciation if there is a clear indication that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale.

        For debt securities, fair value generally approximates cost, unless the borrower's ability to service the debt or other factors lead to a determination of fair value at a lower amount. In addition, we evaluate the amount of our debt and the position of our debt in the portfolio company's capital structure. If the enterprise value of the portfolio company is in excess of the amount of our last dollar of debt capital given our priority in the capital structure, the fair value of our investment will be considered to be our cost.

        Equity interests in portfolio companies for which there is no liquid public market, or only a limited public market, are valued based on the enterprise value of the portfolio company which is determined using various factors, including revenues, EBITDA and cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company's securities, financing events or other liquidation events. There is no one methodology to determine enterprise value. Typically in the private equity business, companies are bought and sold based upon multiples of a valuation metric such as EBITDA, cash flow, revenues or industry specific metrics. In determining a multiple to use for valuation purposes, we look to our internal "entry" multiple when applicable, our internally generated sample of transaction multiples, any equity transactions regarding the portfolio company (i.e., new equity round, shareholder buyout, etc.), any offers to buy the company or equity in the company, private M&A statistics, discounted public trading multiples or industry practices and then make adjustments to these indicated multiples as deemed appropriate. In determining the right multiple, we consider not only the fact that our company may be private relative to a peer group, but also the size and scope of the portfolio company and its specific strengths and weaknesses. In some cases, when a portfolio company is at EBITDA breakeven or slightly below but has excellent future prospects, the best valuation methodology may be a discounted cash flow analysis based upon future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value. The determined fair values are generally discounted to account for restrictions on resale and minority control positions, when applicable.

        Subsequent to the offering, our board of directors will undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments:

  •
  Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the deal team responsible for the portfolio investment;

  •
  Preliminary valuation conclusions will then be reviewed and discussed with senior management;

  •
  The audit committee of our board of directors will review the preliminary valuations, and the deal team will consider and assess, as appropriate, any changes that may be required to the preliminary valuation to address any comments provided by the audit committee;

  •
  The board of directors will assess the valuations and will ultimately determine the fair value of each investment in our portfolio in good faith; and

  •
  An independent valuation firm engaged by the board of directors will perform certain mutually agreed limited procedures that we have identified and asked them to perform on a selection of our final portfolio company valuation conclusions.

        The fair value of our investments at December 31, 2006 was determined by the general partner of the Parent Fund and at September 30, 2007 was determined by the general partner of the Parent Fund and our board of directors.

        In connection with the determination of the fair value of the investments held by the Parent Fund at September 30, 2007, we engaged Duff & Phelps, an independent valuation firm, to provide third party valuation consulting services which consisted of certain mutually agreed limited procedures that we engaged Duff & Phelps to perform. For the quarter ended September 30, 2007, we asked Duff & Phelps to perform the procedures on investments in 12 portfolio companies comprising approximately 100% of the total investments at fair value as of September 30, 2007. Upon completion of such procedures, Duff & Phelps concluded that the fair value of all of the investments, as determined ultimately and solely by the general partner of the Parent Fund and our board of directors, did not appear unreasonable. Duff & Phelps' limited procedures did not involve an audit, review, compilation or any other form of examination or attestation under auditing standards generally accepted in the United States of America. Duff & Phelps' performance of the procedures did not constitute an opinion or recommendation as to the formation transactions.

        Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. However, due to the inherent uncertainty of determining the fair value of investments, the fair value of our investments may differ significantly from the values that would have been used had a market existed for such investments, and the differences could be material.

Managerial Assistance

        As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance will typically involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

Competition

        We compete for investments with a number of business development companies and investment funds (including private equity funds, mezzanine funds and other SBICs), as well as traditional financial services companies such as commercial banks and other sources of financing. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, those entities have begun to invest in areas they have not traditionally invested in, including making investments in small to mid-sized companies. As a result of these new entrants, competition for investment opportunities in small to mid-sized companies may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of our willingness to make smaller investments, the experience and contacts of our investment adviser, our responsive and efficient investment analysis and decision-making processes and the investment terms we offer.

        We believe that some of our competitors make debt investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete primarily on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to Our Business and Structure—We may face increasing competition for investment opportunities."

Employees

        We do not have any employees. Our day-to-day investment operations will be managed by our investment adviser. The services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by our investment adviser. In addition, we will reimburse our investment adviser for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs. See "Investment Adviser—Administration Agreement."

Properties

        Our executive office is located at 111 South Calvert Street, Suite 1800, Baltimore, Maryland 21202. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

        Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES

        The following table sets forth certain unaudited information as of September 30, 2007, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observation or participation rights we may receive.

Name and Address of Portfolio Company	Nature of Its Principal Business	Title of Securities Held by Us	Percentage of Class Held(2)		Cost of Investment	Fair Value of Investment
ACG Texas, LP 2701 E. Bush Highway, Suite 250 Plano, TX 75074	Restaurant services	Senior subordinated debt Warrants	8.5%		$6,433,594 500,000	$6,433,594 1,533,197

					$6,933,594	$7,966,791
Airoom Acquisition Corp.(1) 6825 N. Lincoln Avenue, Lincolnwood, IL 60712	Residential remodeling services	Senior secured loan Junior subordinated debt Common stock Series A convertible preferred stock Warrants Class A LLC Units Class B LLC Units	3.3 0.7 2.8	% % %	964,330 123,750 562,500 121,613 487,500 535,670 6,000,000	964,330 — — — — 535,670 —

					$8,795,363	$1,500,000
Bacharach, Inc.(1) 621 Hunt Valley Circle New Kensington, PA 15068-7074	Provider of measurement, detection and the recovery equipment	Senior subordinated debt Common stock Series A preferred stock	7.8%		3,841,286 8,680 1,150,034	3,841,286 8,680 1,150,034

					$5,000,000	$5,000,000
CheeseWorks, Inc.(1) 247 Margaret King Avenue Ringwood, NJ 07045	Distributor of specialty cheese and food products	Senior subordinated debt Common stock Series A convertible preferred stock	0.5 4.7	% %	4,740,000 100,000 900,000	4,740,000 100,000 984,583

					$5,740,000	$5,824,583
Conner Steel Products, Ltd.(1) 4850 Knickerbocker Rd. San Angelo, TX 76904	Manufacturer of products serving the oil and natural gas industry	Series A membership interests Warrants	6.0 4.9	% %	505,000 400,000	4,210,267 3,432,469

					$905,000	$7,642,736
Continental Structural Plastics, Inc.(1) 755 West Big Beaver Road—Suite 700 Troy, MI 48084	Composite plastic products	Senior subordinated debt Common stock Series A preferred stock	3.5%		4,964,468 125,000 1,125,000	4,964,468 915,244 1,226,066

					$6,214,468	$7,105,778
Derby Industries, LLC(1) 4451 Robards Lane Louisville, KY 40218	Business outsourcing services	Senior subordinated debt Warrants	5.5%		6,750,000 275,000	6,750,000 375,791

					$7,025,000	$7,125,791
Decorative Components, Inc.(1) 3400 Wentworth Dr. S.W. Grand Rapids, MI 49519	Manufacturer of zinc die castings and forged brass components	Senior subordinated debt Common stock Warrants	5.3 3.4	% %	5,485,861 1,150,000 700,000	5,485,861 1,499,508 961,641

					$7,335,861	$7,947,010

Liberty Propane, LP 10740 Nall Avenue, Suite 201, Overland Park, KS 66211	Operator of retail propane distributors	Series B preferred limited partnership interests		7,500,000	7,500,000

				$7,500,000	$7,500,000
Pangborn Corporation(1) 580 Pangborn Boulevard Hagerstown, MD 21742	Surface preparation equipment manufacturing	Senior subordinated debt Junior subordinated debt Series A participating preferred		5,000,000 411,049 300,000	5,000,000 411,049 1,027,410

				$5,711,000	$6,438,459
ShelterPartners Investment LP 150 Callendar Road Watertown, CT 06795	Manufacturer and marketer of all weather canopies and garages	LP interests		225,000	225,000

				$225,000	$225,000
United Road Towing, Inc.(1) 9550 Bormet Dr, Suite 301, Mokena, IL 60448	Towing Services	Senior term loan Senior subordinated debt Series A preferred stock Common stock	3.8%	2,500,000 3,886,984 735,000 15,000	2,500,000 3,886,984 869,828 2,138,165

				$7,136,984	$9,394,974

Total Investments				$68,522,319	$73,671,125

(1)
An affiliate of the listed portfolio company is a borrower under this investment or the issuer of the equity security pertaining to this investment.

(2)
Presented on a fully diluted basis and only with respect to voting securities.

Description of Portfolio Companies

        Set forth below is a brief description of each of our current portfolio companies.

  •
  ACG Texas, LP is the largest IHOP franchisee in Texas.

  •
  Airoom Acquisition Corp. is a provider of residential remodeling services.

  •
  Bacharach, Inc. is a provider of equipment used in the measurement and detection of gases and liquids and the recovery of refrigerants.

  •
  CheeseWorks, Inc. sells a wide variety of high-end imported and domestic cheeses complemented by a broad offering of specialty food products.

  •
  Derby Industries, LLC is a leading provider of total supply chain solutions.

  •
  Decorative Components, Inc. is a leader in precision die casting of zinc, aluminum, magnesium and brass decorative and functional parts.

  •
  Conner Steel Products, Ltd. is a manufacturer of products serving the oil and natural gas industry.

  •
  Continental Structural Plastics, Inc. is a manufacturer of composite plastic products.

  •
  Liberty Propane, LP is an operator of retail propane distributors.

  •
  Pangborn Corporation is a world-leading manufacturer of complete surface preparation systems, equipment and services.

  •
  ShelterPartners Investment LP is a manufacturer and marketer of all weather canopies and garages.

  •
  United Road Towing, Inc. is the nation's largest towing company and is a leading national provider of towing, recovery and storage services with operating locations across the United States.

MANAGEMENT

        Our board of directors will oversee our management. The responsibilities of our directors will include, among other things, the oversight of our investment activity and our investment adviser, the quarterly valuation of our assets and oversight of our financing arrangements. Upon completion of this offering, the board of directors will establish an audit committee and a nominating/corporate governance committee. We are externally managed by Calvert Street Investment Management pursuant to an investment advisory and management agreement. Our day-to-day operations are delegated to our investment adviser, subject to the supervision of our board of directors. For further information about this arrangement, see "Investment Adviser" below.

Board of Directors and Executive Officers

  Directors

        Under our amended and restated certificate of incorporation, to be effective immediately prior to the completion of this offering, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. This classification of our board of directors may have the effect of delaying or preventing a change in control of our management. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our amended and restated certificate of incorporation, to be effective immediately prior to the completion of this offering, permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

        We have divided the directors into two groups—independent directors and interested directors. Interested directors are "interested persons" of Calvert Street Capital as defined in Section 2(a)(19) of the 1940 Act. Below are the individuals who will serve on our board of directors immediately prior to the completion of this offering.

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Andrew L. John	45	President, Chief Executive Officer and Director	2007
Joshua M.D. Hall III	45	Director	2007
Brian T. Mahoney	47	Director	2007
Independent Directors
Mathias J. DeVito	77	Director	2007
Ray J. Groves	72	Chairman	2007
Christopher Gruseke	47	Director	2007
Harlan Seymour	57	Director	2007

        The address for each director and director nominee identified above is c/o Calvert Street Capital Corporation, 111 South Calvert Street, Suite 1800, Baltimore, Maryland 21202.

Biographical Information

  Non-Independent Directors

        Andrew L. John is our president and chief executive officer, a managing partner of our investment adviser and a member of the investment committee of our investment adviser. In addition, Mr. John has been the head of CSC Partners' mezzanine capital group and has managed CSC Partners' mezzanine funds since 2001. From 1999 to 2001, Mr. John was a Senior Vice President at Mercantile-Safe Deposit & Trust Company, providing leveraged loans to lower middle market companies. From 1998 to 1999, he was a Team Leader in Corporate Finance at Tessco Technologies, Inc.. Prior to 1998, Mr. John spent 10 years in various management positions at predecessor banks to Bank of America, focusing on leveraged lending to lower middle market companies. From 1984 to 1988, Mr. John worked in North America Corporate Finance at Chase Manhattan Bank.

        Joshua M.D. Hall, III is a managing partner of our investment adviser and a member of the investment committee of our investment adviser. Mr. Hall co-founded CSC Partners and has directed CSC Partners' equity investment activities since 1995. Prior to co-founding CSC Partners, Mr. Hall was employed by The Chase Manhattan Bank from 1985 to 1994 and served in a variety of capacities, including, most recently, as a Managing Director. While at The Chase Manhattan Bank, Mr. Hall managed Chase Capital Europe, Chase Manhattan Bank's European merchant banking group, from 1988 to 1994, and worked with Chase Capital Partners from 1984 to 1994.

        Brian T. Mahoney is a managing partner of our investment adviser and a member of the investment committee of our investment adviser. Along with Mr. Hall, Mr. Mahoney co-founded CSC Partners. Mr. Mahoney's primary responsibilities include directing the CSC Partners' private equity investment activities. Prior to co-founding CSC Partners in 1995, Mr. Mahoney was a Partner at TCW Capital, an affiliate of the Trust Company of the West, which managed $800 million of funds dedicated to equity and mezzanine investments in lower middle market companies, from 1989 to 1995. Prior to 1989, Mr. Mahoney was an associate at J.B. Poindexter & Co., a private equity investment partnership, from 1985 to 1989. He has also held positions with Esterline Corp. and Arthur Andersen & Co.

  Independent Directors

        Mathias J. DeVito was employed at The Rouse Company, an owner and operator of office, retail and large scale community developments, from 1970 until 1995. Mr. DeVito retired as chief executive officer of The Rouse Company in 1995, stepped down as chairman of the board of directors of The Rouse Company in 1997 and served as chairman emeritus until 2004. Prior to joining The Rouse Company, Mr. DeVito was a partner at the law firm of Piper & Marbury from 1965 until 1970. He was appointed Assistant Attorney General of the State of Maryland in 1963 and served in that capacity until 1965. From 1957 until 1963, Mr. DeVito was a lawyer at the law firm of Piper & Marbury. Prior to joining Piper & Marbury, he was a law clerk for the United States Court of Appeals for the Fourth Circuit from 1956 until 1957. Mr. DeVito serves on the board of directors of Mars Super Markets and is a member of the board of trustees of the Maryland Institute, College of Art, the Adirondack Museum and Garrison Forest School.

        Ray J. Groves is the chairman of our board of directors. Mr. Groves has served in various roles at Marsh Inc. from 2001 to 2005, including President, chairman and senior advisor, and is a former member of the board of directors of its parent company, Marsh & McLennan Companies, Inc. He served as chairman of Legg Mason Merchant Banking, Inc. from 1995 to 2001. Mr. Groves served as chairman and chief executive officer of Ernst & Young for 17 years until his retirement in 1994. Mr. Groves currently serves as a member of the boards of directors of Boston Scientific Corporation, Electronic Data Systems Corporation, Colorado Physicians Insurance Company and Group Ark Insurance Holdings Limited. Mr. Groves is a member of the Council on Foreign Relations and he is a former member of the Board of Governors of the American Stock Exchange and the National Association of Securities Dealers. Mr. Groves is former chairman of the board of directors of the American Institute of Certified Public Accountants.

        Christopher Gruseke is currently a private investor. From 1989 to 2000, he was employed at Greenwich Capital Markets (now known as RBS Greenwich Capital). While at Greenwich Capital, Mr. Gruseke served in a number of positions, including head of sales for mortgage and asset-backed securities and co-head of mortgage and asset-backed sales and trading. In 1998 Mr. Gruseke was named co-chief operating officer of Greenwich Capital. In that capacity he served on the firm's executive committee as well as Greenwich Capital's risk management Committee. He also chaired the firm's credit committee and served on the firm's board of directors. From 1985 to 1989, Mr. Gruseke was a vice president of Kidder, Peabody where he structured and traded mortgage-backed securities.

        Harlan Seymour has been the sole owner of HFS, LLC, a privately-held investment firm, since March 2001. He presently serves as chairman of the board of directors of ACI Worldwide, Inc. Mr. Seymour is also a director of SCP Pool Corporation, a wholesale distributor of swimming pool supplies and related equipment, and serves on its audit and governance committees. From 2000 to 2001, Mr. Seymour served as executive vice president of Envoy Corporation, which provides electronic processing services, primarily to the health care industry, and which became a wholly-owned subsidiary of Quintiles Transnational Corp. in March 1999. From March 1999 to June 2000, Mr. Seymour served as an independent consultant to Envoy Corporation. From July 1997 to March 1999, Mr. Seymour served as senior vice president of Envoy Corporation.

  Executive Officers who are not directors

        David E. Borowy will serve as our chief financial officer and chief compliance officer upon completion of this offering. Prior to joining Calvert Street Capital, Mr. Borowy was employed by The PNC Financial Services Group, Inc. (formerly Mercantile Bankshares Corporation, a holding company of eleven banks and several non-bank subsidiaries) from 1985 to 2007 and served in a variety of capacities, including accounting manager, senior vice president of financial reporting, director of investor relations and director of tax. From 1983 to 1985, Mr. Borowy was a senior tax accountant at PHH, Inc., a holding company providing corporate services. From 1981 to 1983, he was a tax accountant at Ernst & Young, LLP.

  Portfolio Management

        Each of the individuals listed below, in addition to Mr. John, has primary responsibility for the day-to-day management of our portfolio.

        Steven A. Axel is a managing partner of our investment adviser and a member of the investment committee of our investment adviser. In addition, Mr. Axel has been a managing director of CSC Partners since 2001 and helped form CSC Partners' mezzanine capital group and manage its mezzanine funds. From 1997 to 2001, Mr. Axel was a Partner at Canterbury Capital Partners, which managed over $400 million of capital dedicated to making mezzanine investments in lower middle market companies. From 1995 to 1996, he underwrote leveraged financings for LaSalle Business Credit. From 1991 to 1995, Mr. Axel was a Manager with Ernst & Young's Financial Advisory Services consulting group and served as a C.P.A. at Arthur Andersen & Co. from 1986 to 1989.

        Gregory W. Barger is a managing partner of our investment adviser and a member of the investment committee of our investment adviser. In addition, Mr. Barger has been a managing director in CSC Partners' mezzanine group. From 1996 to 2006, Mr. Barger was with Mercantile Bank, where he worked as a lender in the Specialty Lending Group before starting their Private Equity Group in 2000. From 1994 to 1995, Mr. Barger was director of equity research at Wilen Management from 1994 to 1995. From 1987 to 1995, Mr. Barger worked at MNC Financial Corporation, a predecessor bank of

NationsBank, where he held management positions in a variety of areas including credit, structured finance, workout and private banking.

        Christopher C. Hammond has served as principal of CSC Partners since 2005. From 1998 to 2005, Mr. Hammond worked for GE Commercial Finance (formerly Heller Financial, Inc.), most recently serving as a vice president focused on providing flexible debt financing for middle market private equity buyouts. Prior to 1998, Mr. Hammond worked for with Ernst & Young LLP where he performed financial audit and advisory services for a variety of private and public companies.

        R. Craig Walters has served as vice president of CSC Partners since 2007. Prior to joining CSC Partners, he worked in independent equity research from 2004 to 2007, most recently as the head of Agora Financial's small-cap equity research group. From 1996 to 2003, he was at Ferris, Baker Watts, Incorporated, where he was an equity analyst covering Industrial Technology stocks.

        If our investment adviser adds investment professionals subsequent to this offering, they may perform portfolio management services on our behalf. These investment professionals will receive no compensation from us.

        The table below shows the dollar range of shares of common stock to be beneficially owned by each managing partner and investment professional of our the investment adviser and each of our officers immediately prior to this offering.

Portfolio Manager of Calvert Street Investment Management	Dollar Range of Equity Securities in Calvert Street Capital Corporation(1)
Andrew L. John	$100,001—$500,000
Joshua M.D. Hall, III	$100,001—$500,000
Brian T. Mahoney	$100,001—$500,000
Steven A. Axel	$100,001—$500,000
Gregory W. Barger	None
Christopher C. Hammond	None
R. Craig Walters	None

    (1)
    Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001—$500,000; $500,001—$1,000,000 or Over $1,000,000.

  Committees of the Board of Directors

        Upon the completion of this offering, our board of directors will designate an audit committee and a nominating/corporate governance committee. Each committee will operate pursuant to a charter that will be approved by the board of directors. In addition, the board of directors may, from time-to-time, designate one or more additional committees, which shall have the duties and powers granted to it by the board of directors. All directors are expected to attend at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of our stockholders.

  Audit Committee

        Upon the completion of this offering, the audit committee will be comprised of not fewer than three independent directors who will meet all applicable independence requirements of the Nasdaq Global Market and Item 407(a) of Regulation S-K under the Securities Act of 1933. In addition, the audit committee will include at least one "audit committee financial expert," as defined by Item 407(d) of Regulation S-K of the Securities Act.

        The audit committee will operate pursuant to a charter to be approved by the board of directors which will assign the audit committee responsibility for, among other things, recommending the selection of the independent registered public accounting firm for us, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of our internal control systems, reviewing our annual financial statements and periodic filings, and receiving our audit reports and financial statements. In addition, the audit committee will be responsible for reviewing and approving for submission to our board of directors the fair value of debt and equity securities that are not publicly traded or for which current market values are readily available.

        Messrs. Devito, Groves, Gruseke and Seymour will serve on the audit committee. Mr. Groves will serve as Chairman of the audit committee. Mr. Groves will be an "audit committee financial expert" and meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an "interested person" of Calvert Street Capital Corporation, as such term is defined in Section 2(a)(19) of the 1940 Act.

  Nominating/Corporate Governance Committee

        Upon completion of this offering, the nominating/corporate governance committee will be comprised entirely of independent directors who will meet all applicable independence requirements of the Nasdaq Global Market and Item 407(a) of Regulation S-K of the Securities Act. Messrs. Devito, Groves, Gruseke and Seymour will serve on our nominating/corporate governance committee, and Mr. Seymour will serve as its Chairman. We do not currently have a charter or written policy with regard to our nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not be considered if it is properly submitted by the stockholder and received by us.

        Our independent directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our amended and restated bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination to the board of directors for consideration, a stockholder must provide certain information that would be required under applicable rules of the SEC, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the stockholders.

        In evaluating director nominees, we expect that the independent members of our board of directors will, among other things, consider the following factors:

  •
  the appropriate size and composition of the board of directors;

  •
  whether or not the person is an "interested person" of Calvert Street Capital Corporation as defined in Section 2(a)(19) of the 1940 Act;

  •
  our needs with respect to the particular talents and experience of its directors;

  •
  the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board of directors;

  •
  familiarity with national and international business matters;

  •
  experience with accounting rules and practices;

  •
  appreciation of the relationship of our business to the changing needs of society;

  •
  the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

  •
  all applicable laws, rules, regulations and listing standards.

        The goal of our board of directors will be to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

        Other than the foregoing there are no stated minimum criteria for director nominees, although the independent members of the board of directors may also consider such other factors as they may deem are in our best interests and the best interests of our stockholders.

        We expect that the independent directors of the board of directors will identify nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. If any member of our board of directors does not wish to continue in service or if our board of directors decides not to re-nominate a member for re-election, we expect the independent members of the board of directors to identify the desired skills and experience of a new nominee in light of the criteria above. Our entire board of directors may be polled for suggestions as to individuals meeting the aforementioned criteria. Our board of directors may also perform research to identify qualified individuals.

  Compensation Committee

        We will not have a compensation committee because our executive officers will not receive any direct compensation from us.

Compensation of Directors

        Prior to the completion of this offering, our directors are not entitled to compensation. Following the completion of this offering, each independent director will receive an annual retainer of $50,000 for serving on the board of directors. The chairman of our board of directors also will receive an annual fee of $50,000. In addition, each independent director will receive an annual fee of $15,000 for serving on one or more committees of the board of directors and the chairman of each such committee will receive an additional annual fee of $10,000 for serving on such committee in such capacity. Directors who are our employees do not receive additional compensation for service as a member of our board of directors. We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time-to-time.

Compensation of Chief Executive Officer and Other Executive Officers

        None of our executive officers receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer, will be paid by our administrator, Calvert Street Investment Management. Compensation paid to our chief financial officer and chief compliance officer is set by our administrator and subject to reimbursement by us of an allocable portion of such compensation for services rendered to us.

INVESTMENT ADVISER

Overview of Our Investment Adviser

        Our investment adviser is led by five managing partners and two senior investment professionals with more than 125 years of aggregate experience investing in all layers of the capital structure of small to mid-sized companies, including senior debt, subordinated debt and equity. Our investment adviser is an affiliate of CSC Partners.

        Our investment adviser, Calvert Street Investment Management, is indirectly owned and controlled by Messrs. Hall, Mahoney, John, Axel and Barger, of whom Messrs. Hall, Mahoney and John are members of our board of directors.

  Management Services

        Calvert Street Investment Management intends to register as an investment adviser under the Investment Advisers Act of 1940, or the Advisers Act, and will serve as our investment adviser pursuant to the investment advisory and management agreement in accordance with the 1940 Act. Subject to the overall supervision of our board of directors, our investment adviser will manage our day-to-day operations and provide us with investment advisory services. Under the terms of the investment advisory and management agreement, our investment adviser will:

  •
  determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  determine what securities we will purchase, retain or sell;

  •
  identify, evaluate and negotiate the structure of the investments we make; and

  •
  execute, monitor and service the investments we make.

        Our investment adviser's services under the investment advisory and management agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.

  Management Fee

        We will pay our investment adviser a fee for its services under the investment advisory and management agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to our investment adviser and any incentive fees earned by our investment adviser will ultimately be borne by our common stockholders.

        The base management fee will be calculated at an annual rate of 2.0% of our gross assets, which is our total assets, including investments made with the use of leverage. For the period commencing from the closing of our initial public offering of common stock described in this prospectus, through and including December 31, 2008, the base management fee will be payable monthly in arrears, and will be calculated based on the initial value of our assets upon the closing of the initial public offering. For services rendered after December 31, 2008, the base management fee will be payable quarterly in arrears, and will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity capital raises or repurchases during the current calendar quarter. The base management fee for any partial month or quarter will be appropriately pro rated.

  Incentive Fee

Pre-Incentive Fee Net Investment Income

        The incentive fee will have two parts. The first part will be calculated and payable quarterly in arrears based on our "Pre-Incentive Fee Net Investment Income" for the immediately preceding calendar quarter. For this purpose, "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 1.75% per quarter (7.00% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. Our net investment income used to calculate the first part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.0% base management fee. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

  •
  no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75% (the "preferred return" or "hurdle").

  •
  100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) is payable to Calvert Street Investment Management. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than or equal to 2.1875%) as the "catch-up." The "catch-up" provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter.

  •
  20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the hurdle is reached and the catch-up is achieved; 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to our investment adviser).

Our investment adviser has agreed to waive its right to receive the incentive fee on our Pre-Incentive Fee Net Investment Income that we earn during the fiscal year ending December 31, 2008.

        These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

Incentive Fee Capital Gains

        The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2008, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of December 31, 2008 will be calculated for a period of shorter than 12 calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception. For purposes of calculating the "Incentive Fee Capital Gains" with respect to investments held by the Parent Fund at September 30, 2007, realized capital gains or losses on such investments will be measured as the difference between the fair value of each such investment at September 30, 2007 and the sale price of each such investment. In the event that the investment advisory and management agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year for purposes of calculating and paying a capital gains fee.

  Example 1: Income Related Portion of Incentive Fee for Each Calendar Quarter(*)

  Alternative 1

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 1.25%
    Hurdle rate(1) = 1.75%
    Management fee(2) = 0.50%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
    Pre-Incentive Fee Net Investment Income
    (investment income -(base management fee + other expenses) = 0.55%

    Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

  Alternative 2

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 2.70%
    Hurdle rate(1) = 1.75%
    Management fee(2) = 0.50%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
    Pre-Incentive Fee Net Investment Income
    investment income - (base management fee + other expenses) = 2.00%

Incentive fee	=	20% × Pre-Incentive Fee Net Investment Income (subject to "catch-up")(4)
	=	2.00% - 1.75%
	=	0.25%
	=	100% × 0.25%
	=	0.25%

    Pre-Incentive Fee Net Investment Income exceeds hurdle rate, but does not fully satisfy "catch-up" provision, therefore the income-related incentive fee is 0.25%

  Alternative 3

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 3.00%
    Hurdle rate(1) = 1.75%
    Management fee(2) = 0.50%

    Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
    Pre-Incentive Fee Net Investment Income
    (investment income - (base management fee + other expenses) = 2.30%

Incentive fee	=	20% × Pre-Incentive Fee Net Investment Income (subject to "catch-up")(4)
Incentive fee	=	100% × "catch-up" + (20% × (Pre-Incentive Fee Net Investment Income - 2.1875%))
Catch-up	=	2.1875% - 1.75%
	=	0.4375%
Incentive fee	=	(100% × 0.4375%) + (20% × (2.3% - 2.1875%))
	=	0.4375% + (20% × 0.1125%)
	=	0.4375% + 0.0225%
	=	0.46%

    Pre-Incentive Fee Net Investment Income exceeds hurdle rate, and fully satisfies the "catch-up" provision, therefore the income-related incentive fee is 0.46%

    (1)
    Represents 7.0% annualized hurdle rate.

    (2)
    Represents 2.0% annualized base management fee.

    (3)
    Excludes organizational and offering expenses.

    (4)
    The "catch-up" provision is intended to provide our investment adviser with an incentive fee of 20.0% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter.

  Example 2: Capital Gains Portion of Incentive Fee (*)

  Alternative 1:

  Assumptions

Year 1:	$20.0 million investment made in Company A ("Investment A"), and $30.0 million investment made in Company B ("Investment B")
Year 2:	Investment A sold for $50.0 million and fair market value ("FMV") of Investment B determined to be $32.0 million
Year 3:	FMV of Investment B determined to be $25.0 million
Year 4:	Investment B sold for $31.0 million
The capital gains portion of the incentive fee would be:
Year 1:	None
Year 2:	Capital gains incentive fee of $6.0 million ($30.0 million realized capital gains on sale of Investment A multiplied by 20.0%)
Year 3:	None - $5.0 million (20.0% multiplied by ($30.0 million cumulative capital gains less $5.0 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)
Year 4:	Capital gains incentive fee of $200,000 - $6.2 million ($31.0 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee taken in Year 2)

  Alternative 2

  Assumptions

Year 1:	$20.0 million investment made in Company A ("Investment A"), $30.0 million investment made in Company B ("Investment B") and $25.0 million investment made in Company C ("Investment C")
Year 2:	Investment A sold for $50.0 million, FMV of Investment B determined to be $25.0 million and FMV of Investment C determined to be $25.0 million
Year 3:	FMV of Investment B determined to be $27.0 million and Investment C sold for $30.0 million
Year 4:	FMV of Investment B determined to be $35.0 million
Year 5:	Investment B sold for $20.0 million
The capital gains incentive fee, if any, would be:
Year 1:	None
Year 2:	$5.0 million capital gains incentive fee - 20.0% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)
Year 3:
$1.4 million capital gains incentive fee(1) - $6.4 million (20.0% multiplied by $32.0 million ($35.0 million cumulative realized capital gains less $3.0 million unrealized capital depreciation)) less $5.0 million capital gains fee received in Year 2
Year 4:	None
Year 5:
None - $5.0 million (20.0% multiplied by $25.0 million (cumulative realized capital gains of $35.0 million less realized capital losses of $10.0 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

  *
  The hypothetical amount of returns shown are based on a percentage of our total net assets and assumes no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

  (1)
  As illustrated in Year 3 of Alternative 1 above, if we were to be wound up on a date other than December 31st of any year, we may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if we had been wound up on December 31 of such year.

  Payment of our Expenses

        Our primary operating expenses will be the payment of a management fee under the investment advisory and management agreement and the allocable portion of overhead and other expenses incurred by Calvert Street Investment Management in performing its obligations under the investment advisory and management agreement. Our investment management fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

  •
  the investigation and monitoring of our investments;

  •
  the cost of calculating our net asset value;

  •
  the cost of effecting sales and repurchases of shares of our common stock and other securities;

  •
  management and incentive fees payable pursuant to the investment advisory and management agreement;

  •
  fees payable to third parties relating to, or associated with, making investments (including third-party valuation firms);

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

  •
  federal and state registration fees;

  •
  any exchange listing fees;

  •
  federal, state and local taxes;

  •
  independent directors' fees and expenses;

  •
  brokerage commissions;

  •
  costs of proxy statements, stockholders' reports and notices;

  •
  costs of preparing government filings, including periodic and current reports with the SEC;

  •
  fidelity bond, liability insurance and other insurance premiums; and

  •
  printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our investment adviser or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by our investment adviser in performing its obligations under the administration agreement and the compensation of our chief financial officer and chief compliance officer and his staff.

Duration and Termination

        The investment advisory and management agreement was approved by our then-existing board of directors, which was comprised of Messrs. John, Groves and Gruseke, on November 1, 2007. Unless earlier terminated as described below, the investment advisory and management agreement will remain in effect for a period of two years from the date it was approved by the board of directors and will remain in effect from year-to-year thereafter if approved annually by the board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. The investment advisory and management agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

        The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, Calvert Street Investment Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Calvert Street Investment Management's services under the investment advisory and management agreement or otherwise as our investment adviser. In addition, Calvert Street Investment

Management has agreed to indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the investment advisory and management agreement.

Organization of the Investment Adviser

        Calvert Street Investment Management is a Delaware limited liability company that intends to register as an investment adviser under the Advisers Act. The principal address of Calvert Street Investment Management is 111 South Calvert Street, Suite 1800, Baltimore, Maryland 21202.

  Board Approval of the Investment Advisory and Management Agreement

        At a meeting of our board of directors held on November 1, 2007, our then-existing board of directors, which was comprised of Messrs. John, Groves and Gruseke, unanimously voted to approve the investment advisory and management agreement and the administration agreement. In reaching a decision to approve the investment advisory and management agreement and the administration agreement, the board of directors reviewed a significant amount of information and considered, among other things:

  •
  the nature, quality and extent of the advisory and other services to be provided to us by Calvert Street Investment Management;

  •
  the fee structures of comparable externally managed business development companies that engage in similar investing activities; and

  •
  various other matters.

        Based on the information reviewed and the discussions detailed above, the board of directors (including all of the directors who are not "interested persons" as defined in the 1940 Act) concluded that the investment advisory and management fee rates and terms are fair and reasonable in relation to the services provided and approved the investment advisory and management agreement and the administration agreement as being in the best interests of our stockholders.

  Administration Agreement

        We have also entered into an administration agreement with our investment adviser under which our investment adviser will provide administrative services for us, including office facilities and equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, Calvert Street Investment Management also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Calvert Street Investment Management assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we will reimburse our investment adviser the allocable portion of overhead and other expenses incurred by our investment adviser in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer and his staff. Our investment adviser will also provide on our behalf managerial assistance to our portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, Calvert Street Investment Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of administrative services under the administration agreement or otherwise as administrator for us. In addition, Calvert Street Investment Management has agreed to indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the administration agreement.

  License Agreement

        We will enter into a license agreement with CSC Partners pursuant to which CSC Partners has agreed to grant us a non-exclusive, royalty-free license to use the name "Calvert Street Capital." Under this agreement, we will have a right to use the Calvert Street Capital name, for so long as Calvert Street Investment Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Calvert Street Capital" name. This license agreement will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

        As discussed herein, in conjunction with this offering, it is contemplated that we will acquire the Parent Fund through the merger of the Parent Fund with and into Calvert Street Capital Corporation and, as a result, Calvert Street Capital Corporation will acquire 100% of the limited partnership interests in the SBIC Fund. In connection with such acquisition, the general partnership interest held by general partner in the Parent Fund will be converted into shares of common stock of Calvert Street Capital Corporation with a value equal to, on an aggregate basis, $1,701,566, subject to the Adjustment. The number of shares issuable to the general partner of the Parent Fund will be determined by dividing $1,701,566, subject to the Adjustment, by the price at which the shares of common stock of Calvert Street Capital Corporation are sold in this offering. The consideration being received by the general partner of the Parent Fund is based on the estimated value of the 20% carried interest in the Parent Fund. In addition, because the general partner of the Parent Fund also holds a limited partnership interest in the Parent Fund equaling 1.0% of the total limited partnership interests, the general partner will also receive shares of common stock of Calvert Street Capital Corporation in exchange for its limited partnership interest in the Parent Fund. See "Formation; Business Development Company and Regulated Investment Company Elections."

        Because Messrs. John, Hall, Mahoney and Axel control the general partner of the Parent Fund and (through their control of the general partner of the Parent Fund) the Parent Fund, the amount of consideration to be received by the members of the limited partners of the Parent Fund and the general partner of the Parent Fund in the formation transactions has not been determined through arms'-length negotiations.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth information with respect to the beneficial ownership of our common stock after the consummation of the formation transactions and this offering (but excluding any shares of our common stock that may be purchased in the offering by any person listed below) by:

  •
  each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

  •
  each of our directors and each executive officers; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the federal securities laws and includes voting or investment power with respect to the securities. Percentage of beneficial ownership is based on            shares of our common stock outstanding at the time of the consummation of the formation transactions and this offering.

Shares Beneficially Owned Immediately After the Formation Transactions and this Offering
Name
	Number(1)	Percentage(2)
Interested Directors:
Joshua M.D. Hall, III
Andrew L. John
Brian T. Mahoney
Independent Directors:
Mathias J. DeVito	—	—
Ray T. Groves	—	—
Christopher Gruseke	—	—
Harlan Seymour	—	—
Executive Officers:
David E. Borowy	—	—
All Directors and Officers as a Group (8 in number)

*
Less than 1%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(2)
Based on a total of    shares of our common stock issued and outstanding on                  , 2007.

        The following table sets forth, as of the date of the completion of the formation transactions and this offering (but excluding any shares of our common stock that may be purchased in this offering by any person listed below), the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Joshua M.D. Hall, III	$100,001—$500,000
Andrew L. John	$100,001—$500,000
Brian T. Mahoney	$100,001—$500,000
Independent Directors:
Mathias J. DeVito	None
Ray J. Groves	None
Christopher Gruseke	None
Harlan Seymour	None

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.
(2)
The dollar range of equities securities beneficially owned by our directors is based on an assumed initial public offering price of $15.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover of this prospectus).
(3)
The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

        No action will be required on the part of a registered stockholder to have their cash dividends reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying                        , the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        We intend to primarily use newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

        There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator's fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $    transaction fee plus a $    per share brokerage commissions from the proceeds.

        Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at            www            , by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at            or by calling the plan administrators at                  .

        We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at            or by telephone at                  .

DESCRIPTION OF CAPITAL STOCK

        The following description is based on relevant portions of the Delaware General Corporation Law, our amended and restated certificate of incorporation and our amended and restated bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law, our amended and restated certificate of incorporation and our amended and restated bylaws for a more detailed description of the provisions summarized below.

Capital Stock

        As of the date of the completion of this offering, our authorized capital stock will consist of 29,000,000 shares of common stock, par value $0.001 per share of which, immediately after the completion of the formation transactions and this offering, 6,695,548 shares will be outstanding, and 1,000,000 shares of preferred stock, par value of $0.001 per share of which, immediately after the completion of the formation transactions and this offering, no shares will be outstanding. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.

        Set forth below is a chart describing the classes of our securities to be outstanding as of the date of the completion the formation transactions and this offering (assuming no exercise of the underwriters' over-allotment option):

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common stock	29,000,000	—	6,695,548
Preferred stock	1,000,000	—	—

Common Stock

        Under the terms of our amended and restated certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

        Under the terms of our amended and restated certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

        Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Under our amended and restated certificate of incorporation, we fully indemnify and hold harmless, to the fullest extent permitted by Delaware law, any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney's fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our amended and restated certificate of incorporation also provides that our directors are not personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

        Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

        Our amended and restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of Calvert Street Capital or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. Prior to the consummation of this offering we will obtain liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

        We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a "business combination" with "interested stockholders" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A "business combination" includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an "interested stockholder" is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation's outstanding voting stock.

        Our amended and restated certificate of incorporation and amended and restated bylaws provide that:

  •
  our board of directors is divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

  •
  directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

  •
  any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.

        The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

        Our amended and restated certificate of incorporation and amended and restated bylaws also provide that:

  •
  any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

  •
  special meetings of the stockholders may only be called by our board of directors, chairman, or president and chief executive officer.

        Our amended and restated bylaws provide that, in order for any matter to be considered "properly brought" before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders' meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

        Our amended and restated certificate of incorporation also authorizes the issuance of 1,000,000 shares of preferred stock, which our board of directors may generally issue without stockholder approval. See "—Capital Stock—Preferred Stock."

        Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. Under our amended and restated bylaws, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our amended and restated bylaws. Moreover, our amended and restated bylaws provide that generally, a majority of the shares of our capital stock issued and outstanding and entitled to vote will be able to amend our amended and restated certificate of incorporation. However, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of the amended and restated certificate of incorporation pertaining to the board of directors, limitation of liability, indemnification, stockholder action or amendments to the certificate of incorporation. The stockholder vote with respect to our amended and restated certificate of incorporation or amended and restated bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our amended and restated certificate of incorporation permits our board of directors to amend or repeal our amended and restated bylaws by a majority vote.

SHARES ELIGIBLE FOR FUTURE SALE

        Upon the completion of this offering, we will have            shares of common stock outstanding, assuming no exercise of the underwriters' over-allotment option. The            shares of common stock (assuming no exercise of the underwriters' over-allotment option) sold in this offering will be freely tradable without restriction or limitation under the Securities Act, other than any such shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. Our remaining            shares of common stock that will be outstanding upon the completion of this offering (including all shares issued in the formation transactions occurring concurrently with the closing of this offering) will be "restricted securities" under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

Rule 144

        In general, under Rule 144 as currently in effect, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person within any three-month period cannot exceed the greater of:

  •
  1% of the total number of securities then outstanding; or

  •
  the average reported weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

        Sales under Rule 144 also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of the common stock. See "Risk Factors—Risks Relating to this Offering and Our Common Stock."

        We and certain of our executive officers and directors will be subject to agreements with the underwriters that restrict our and their ability to transfer shares of our stock for a period of up to 180 days from the date of this prospectus. After the lock-up agreements expire, an aggregate of            additional shares (assuming no exercise of the underwriters' over-allotment option) will be eligible for sale in the public market in accordance with Rule 144. These lock-up agreements provide that these persons will not, subject to certain expectations, issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, transfer, grant any option to purchase, establish an open put equivalent position or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock owned by them, for a period specified in the agreement without the prior written consent of Ferris, Baker Watts, Incorporated.

Recent Amendments to Rule 144

        The SEC has recently adopted a number of amendments to Rule 144 that generally shorten from one year to six months the holding period for restricted securities and substantially reduce or eliminate the restrictions (including the volume limitations) on the resale of securities by non-affiliates. These amendments also shorten the Rule 144(k) holding period to one year. The effective date of the amendments is February 15, 2008.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

        A "U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

  •
  A citizen or individual resident of the United States;

  •
  A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

  •
  A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

  •
  A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

        A "Non-U.S. stockholder" generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Treated as a RIC

        We intend to elect, effective as of the date of our business development company election, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a RIC

        If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

        We will be subject to a nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) our net ordinary income for each calendar year, (2) our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

        In order to qualify as a RIC for federal income tax purposes, we must, among other things:

  •
  continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," other income derived with respect to our business of investing in such stock or securities, or income derived with respect to an investment in a "qualified publicly traded partnership" (the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships" (the "Diversification Tests").

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make dividends to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        We anticipate that, as a result of the merger of the Parent Fund with and into Calvert Street Capital Corporation, we may hold assets (including intangible assets not reflected on the balance sheet, such as goodwill) with "built-in gain," which are assets whose fair market value as of the effective date of the election exceeds their tax basis. In general, to the extent that such built-in gain is attributable to partners of the Parent Fund or the SBIC Fund as of the date of the merger that are C-corporations for tax purposes, we will be required to pay a corporate-level tax on the net amount of any such built-in gains that we recognize during the ten-year period beginning on the effective date of our election to be treated as a RIC. Alternatively, we may make a special election to cause the C-corporation partners to recognize an allocable portion of net built-in gain as of the date of the merger. In that event, the Parent Fund and the SBIC Fund would be required to recognize such built-in gain as if a proportionate share of each funds' assets were sold at the time of the merger. The amount of any such gain recognized is required to be allocated to the C-corporation partners of the Parent Fund and the SBIC Fund as of the date of the merger. We do not anticipate making this election at this time. Any corporate-level built-in gain tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period, the actual amount of net built-in gain or loss present in those assets as of the effective date of our election to be treated as a RIC, and effective tax rates. The payment of any such corporate-level tax on built-in gains will be a company expense that will be borne by all stockholders (not just any former C-corporation partners of the Parent Fund and the SBIC Fund) and will reduce the amount available for distribution to stockholders. Recognized built-in gains that are ordinary in character and the excess of short-term capital gains over long-term capital losses will be included in our investment company taxable income, and generally we must distribute annually at least 90% of any such amounts (net of corporate taxes we pay on those gains) in order to be eligible for RIC tax treatment. Any such amount distributed likely will be taxable to stockholders as ordinary income. Built-in gains (net of taxes) that are recognized within the 10-year period and that are long-term capital gains likely will also be distributed (or deemed distributed) annually to our stockholders. Any such amount distributed (or deemed distributed) likely will be taxable to stockholders as capital gains.

        The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

        Dividends by us, when paid in cash or reinvested in additional shares of our stock, generally are taxable to U.S. stockholders as ordinary income or capital gains. Dividends of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such dividends paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such dividends ("Qualifying Dividends") may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that dividends paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Dividends of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Dividends in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

        We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

        If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

        A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of dividends or otherwise) within 30 days before or after the disposition.

        In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

        We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's dividends generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Dividends may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

        We may be required to withhold federal income tax ("backup withholding") currently at a rate of 28% from all taxable dividends to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

        Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

        Dividends of our "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the dividends are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the dividends will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S.

stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

        In addition, with respect to certain dividends made to Non-U.S. stockholders in our taxable years beginning before January 1, 2008, no withholding will be required and the dividends generally will not be subject to federal income tax if (i) the dividends are properly designated in a notice timely delivered to our stockholders as "interest-related dividends" or "short-term capital gain dividends," (ii) the dividends are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our dividends will be designated as eligible for this exemption from withholding.

        Actual or deemed dividends of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the dividends or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

        If we distribute our net capital gains in the form of deemed rather than actual dividends, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, dividends (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

        A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

        Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

        If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any dividends to our stockholders. Dividends would not be required, and any dividends would be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Dividends in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining dividends would be treated as a capital gain.

REGULATION

        Prior to the completion of this offering, we will elect to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

        The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our outstanding voting securities.

Qualifying Assets

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

          (1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

            (a)   is organized under the laws of, and has its principal place of business in, the United States;

            (b)   is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

            (c)   satisfies any of the following:

                (i)  does not have any class of securities that is traded on a national securities exchange;

               (ii)  is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

              (iii)  is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

          (2)   Securities of any eligible portfolio company that we control.

          (3)   Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

          (4)   Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

          (5)   Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

          (6)   Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

        In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

        In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

        Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital, which may expose us to risks, including the typical risks associated with leverage."

Code of Ethics

        We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. For information on how to obtain a copy of the code of ethics, see "Available Information."

Proxy Voting Policies and Procedures

        Our investment adviser will vote proxies relating to our securities in the best interest of our stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by us. Although our investment adviser will generally vote against proposals that may have a negative impact on our portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

        The proxy voting decisions of our investment adviser are made by the investment professionals who are responsible for monitoring each of our investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our investment adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

        Stockholders may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Calvert Street Capital Corporation, Attention: Chief Compliance Officer, 111 South Calvert Street, Suite 1800, Baltimore, Maryland 21202.

Other

        We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

        We will be periodically examined by the SEC for compliance with the 1940 Act.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.

Small Business Administration Regulations

        The SBIC Fund is licensed by the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Act of 1958. Upon the closing of this offering, the SBIC Fund will be a wholly-owned subsidiary of us, and will continue to hold its SBIC license. The SBIC Fund initially obtained its SBIC license on April 16, 2003.

        SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBIC Fund has typically invested in secured debt, acquired warrants and/or made equity investments in qualifying small businesses.

        Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18 million and have average annual net income after federal income taxes not exceeding $6 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 20% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the portfolio company at the time of the follow on investment, up to the time of the portfolio company's initial public offering.

        The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain "passive" (non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than 20% of the SBIC's regulatory capital in any one portfolio company.

        The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA's prior written approval.

        The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

        An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately-raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and, historically, were subject to certain prepayment penalties. Those prepayment penalties no longer apply as of September 2006. As of September 30, 2007, we had issued $46.3 million of SBA-guaranteed debentures, which had an annual weight-averaged interest rate of approximately %. SBA regulations currently limit the dollar amount of outstanding SBA-guaranteed debentures that may be issued by any one SBIC (or group of SBICs under common control) to $127.2 million (which amount is subject to increase on an annual basis based on cost of living increases).

        SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

        SBICs are periodically examined and audited by the SBA's staff to determine its compliance with SBIC regulations and, in addition to annual financial statements, are periodically required to file certain forms and other documents with the SBA.

        Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

        Upon the closing of this offering, we will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, upon the closing, we will be subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer will be required to certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports will be required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

  •
  pursuant to Rule 13a-15 of the Exchange Act, beginning for our fiscal year ending December 31, 2008, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm.

        The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

The Nasdaq Global Market Corporate Governance Regulations

        The Nasdaq Global Market has adopted corporate governance regulations that listed companies must comply with. Upon the closing of this offering, we intend to be in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith.

UNDERWRITING

        Under the terms and subject to the conditions contained in an underwriting agreement dated            , 2008 the underwriters named below, for whom Ferris, Baker Watts, Incorporated is acting as the representative, have severally agreed to purchase, and we have agreed to sell to them, the number of shares of common stock indicated below:

Underwriter	Number of Shares
Ferris, Baker Watts, Incorporated
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.
Morgan Keegan & Company, Inc.

Total	4,333,000

        The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the shares of common stock offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are severally obligated to take and pay for all shares of common stock offered hereby (other than those covered by the underwriters' over-allotment option described below) if any such shares are taken. We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

        We have applied for approval for listing of our common stock on the Nasdaq Global Market under the symbol "CMEZ."

Over-Allotment Option

        We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to an aggregate of 649,950 additional shares of common stock at the public offering price set forth on the cover page hereof, less the underwriting discount. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of common stock offered hereby. To the extent such option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of common stock as the number set forth next to such underwriter's name in the preceding table bears to the total number of shares set forth next to the names of all underwriters in the preceding table.

Lock-Up Agreements

        We, and certain of our executive officers and directors, have agreed, subject to certain exceptions, not to issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, transfer, grant any option to purchase, establish an open put equivalent position or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock, for a period of 180 days from the effective date of this prospectus, subject to extension upon material announcements or earnings releases. At any time and without notice, Ferris, Baker Watts, Incorporated may release all or any portion of the common stock subject to the foregoing lock-up agreements.

Determination of Offering Price

        Prior to the offering, there has been no public market for our common stock. The initial public offering price was determined by negotiation among the underwriters and us. The principal factors considered in determining the public offering price include the following:

  •
  the information set forth in this prospectus and otherwise available to the underwriters;

  •
  market conditions for initial public offerings;

  •
  the history and the prospects for the industry in which we compete;

  •
  an assessment of the ability of our management;

  •
  our prospects for future earnings;

  •
  the present state of our development and our current financial condition;

  •
  the general condition of the securities markets at the time of this offering; and

  •
  the recent market prices of, and demand for, publicly traded common stock of generally comparable entities.

Underwriting Discounts

        The underwriters initially propose to offer the shares directly to the public at the public offering price set forth on the cover page of this prospectus and to certain dealers at a price that represents a concession not in excess of $    per share below the public offering price. Any underwriters may allow, and such dealers may re-allow, a concession not in excess of $    per share to other underwriters or to certain dealers. After the initial offering of the shares, the offering price and other selling terms may from time to time be varied by the representative.

        The following table provides information regarding the per share and total underwriting discount that we are to pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase up to            additional shares from us.

	Per Share	Total without Exercise of Over-allotment	Total with Exercise of Per Share Over-allotment
Underwriting discount payable by us	$

        We will pay all expenses incident to the offering and sale of shares of our common stock by us in this offering. We estimate that the total expenses of the offering, excluding the underwriting discount will be approximately $2 million.

        A prospectus in electronic format may be made available on the web sites maintained by one or more of the underwriters, or selling group members, if any, participating in this offering. The representative may agree to allocate a number of shares to underwriters and selling group members for the sale to their online brokerage account holders. Internet dividends will be allocated by the underwriters and selling group members that will make Internet dividends on the same basis as other allocations. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders.

Price Stabilization, Short Positions and Penalty Bids

        In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include over-allotment, syndicate covering transactions and stabilizing transactions. An over-allotment involves syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of shares in the open market after the distribution has been completed in order to cover syndicate short positions.

        Stabilizing transactions consist of some bids or purchases of shares of our common stock made for the purpose of preventing or slowing a decline in the market price of the shares while the offering is in progress.

        In addition, the underwriters may impose penalty bids, under which they may reclaim the selling concession from a syndicate member when the shares of our common stock originally sold by that syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions.

        Similar to other purchase transactions, these activities may have the effect of raising or maintaining the market price of the common stock or preventing or slowing a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. Except for the sale of shares of our common stock in this offering, the underwriters may carry out these transactions on the Nasdaq Global Market, in the over-the-counter market or otherwise.

        Neither the underwriters nor we make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the underwriters nor we make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Affiliations

        The underwriters and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they may receive customary compensation.

        In addition, the underwriters and/or their affiliates may from time to time refer investment banking clients to us as potential portfolio investments. If we invest in those clients, we may utilize net proceeds from this offering to fund such investments, and the referring underwriter or its affiliate may receive placement fees from its client in connection with such financing, which placement fees may be paid out of the amount funded by us.

        The principal address of Ferris, Baker Watts, Incorporated is 100 Light Street, Baltimore, Maryland 21202. The principal address of BB&T Capital Markets, a division of Scott & Stringfellow, Inc., is 909 E. Main Street, Richmond, Virginia 23219. The principal address of Morgan Keegan & Company, Inc. is 50 North Front Street, Memphis, Tennessee 38103.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our securities are held under a custody agreement by            . The address of the custodian is:                   .            will act as our transfer agent, dividend paying agent and registrar. The principal business address of our transfer agent is                  , telephone number:                   .

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Our deal team will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

        Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C. and certain legal matters in connection with this offering will be passed upon for the underwriters by Bass, Berry & Sims PLC, Memphis, Tennessee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The combined financial statements as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, as well as the "Senior Securities" table for 2006 and 2005 included in the prospectus and elsewhere in the registration statement have been audited by Grant Thornton LLP, independent registered public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

        Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

        We are committed to protecting your privacy. This privacy notice explains the privacy policies of Calvert Street Capital and its affiliated companies. This notice supersedes any other privacy notice you may have received from Calvert Street Capital.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain physical, electronic, and procedural safeguards that comply with federal and state standards.

        The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

  •
  The People and Companies that Make Up Calvert Street Capital.  It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

INDEX TO FINANCIAL STATEMENTS

Page
Report of Independent Registered Public Accounting Firm	F-2
Financial Statements
Combined Balance Sheets—September 30, 2007, December 31, 2006 and December 31, 2005	F-3
Combined Statements of Operations—For the Nine Months ended September 30, 2007 and 2006, and for the Years Ended December 31, 2006, 2005 and 2004	F-4
Combined Statements of Changes in Partners' Capital—For the Nine Months ended September 30, 2007, and for the Years Ended December 31, 2006, 2005 and 2004	F-5
Combined Statements of Cash Flows—For the Nine Months ended September 30, 2007 and 2006, and for the Years Ended December 31, 2006, 2005 and 2004	F-6
Combined Schedules of Investments as of September 30, 2007, December 31, 2006 and December 31, 2005	F-7
Notes to Combined Financial Statements	F-12

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the General Partners of
Legg Mason Mezzanine Fund, L.P. and
Legg Mason SBIC Mezzanine Fund L.P.

        We have audited the combined balance sheets of Legg Mason Mezzanine Fund, L.P. (a Delaware Partnership) and Legg Mason SBIC Mezzanine Fund L.P. (a Delaware Partnership), (collectively "the Fund") including the combined schedule of investments as of December 31, 2006 and 2005, and the related combined statements of operations, changes in partners' capital, and cash flows for each of the three years in the period ended December 31, 2006. These combined financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Legg Mason Mezzanine Fund, L.P. and Legg Mason SBIC Mezzanine Fund L.P. as of December 31, 2006 and 2005 and the results of their operations, changes in partners' capital and cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Baltimore, Maryland
November 20, 2007

LEGG MASON MEZZANINE FUND, L.P. AND LEGG MASON SBIC MEZZANINE FUND, L.P.

Combined Balance Sheets

		December 31,
	September 30, 2007
		2006	2005
	(Unaudited)
ASSETS
Investments at fair value:
Affiliate investments (cost: $23,786,910, $18,659,410 and $0, respectively)	$25,210,052	$19,395,410	$—
Non-Control/Non-Affiliate investments (cost: $44,735,409, $48,839,821 and $45,891,709, respectively)	48,461,073	47,040,458	48,753,570

Total investments (cost: $68,522,319, $67,499,231 and $45,891,709, respectively)	73,671,125	66,435,868	48,753,570
Accumulated unearned income	(987,442)	(1,539,869)	(1,263,624)

Total investments net of accumulated unearned income	72,683,683	64,895,999	47,489,946
Cash and cash equivalents	6,171,270	9,651,681	1,220,287
Interest and dividends receivable	736,951	469,063	548,111
Escrow receivable	85,800	288,249	178,369
Prepaid Expenses	—	7,155	—
Deferred financing costs (net of accumulated amortization of $412,131, $292,187 and $149,700, respectively)	1,324,119	1,344,063	1,082,800

TOTAL ASSETS	$81,001,823	$76,656,210	$50,519,513

LIABILITIES
SBIC debentures	$46,300,000	$46,300,000	$29,300,000
Interest payable	224,524	867,548	534,042
Accrued expenses	26,494	391,573	40,378

TOTAL LIABILITIES	46,551,018	47,559,121	29,874,420

PARTNERS' CAPITAL
General partner	1,833,680	720,096	651,232
Limited partner	32,617,125	28,376,993	19,993,861

TOTAL PARTNERS' CAPITAL	34,450,805	29,097,089	20,645,093

TOTAL LIABILITIES AND PARTNERS' CAPITAL	$81,001,823	$76,656,210	$50,519,513

See accompanying notes to financial statements

LEGG MASON MEZZANINE FUND, L.P. AND LEGG MASON SBIC MEZZANINE FUND, L.P.

Combined Statements of Operations

	Nine Months Ended September 30,		Years Ended December 31,
	2007	2006	2006	2005	2004
	(Unaudited)
INVESTMENT INCOME:
Interest and dividend income:
Affiliate investments	$1,800,324	$769,085	$1,359,197	$—	$—
Non-Control/Non-Affiliate investments	3,752,944	5,114,393	6,518,120	6,660,129	3,395,288

Total interest and dividend income	5,553,268	5,883,478	7,877,317	6,660,129	3,395,288
Interest from idle funds and other	430,554	156,845	234,961	35,015	10,683

Total investment income	5,983,822	6,040,323	8,112,278	6,695,144	3,405,971

EXPENSES:
Interest	2,054,548	1,760,807	2,461,295	1,556,101	667,949
Management fees to affiliate	1,018,342	572,088	972,518	1,217,211	927,361
Amortization of deferred financing costs	119,944	100,462	142,487	96,484	46,654
Legal and other professional fees	43,586	48,527	77,223	43,029	74,892
Other expenses	8,344	10,339	10,308	18,608	9,459

Total expenses	3,244,764	2,492,223	3,663,831	2,931,433	1,726,315

NET INVESTMENT INCOME	2,739,058	3,548,100	4,448,447	3,763,711	1,679,656
NET REALIZED (LOSS) GAIN FROM INVESTMENTS:
Non-Control/Non-Affiliate investments	(3,597,511)	3,123,029	3,675,691	(2,629,365)	—

Total net realized (loss) gain from investments	(3,597,511)	3,123,029	3,675,691	(2,629,365)	—

NET REALIZED INCOME	(858,453)	6,671,129	8,124,138	1,134,346	1,679,656

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS:
Affiliate investments	687,142	—	700,000	—	—
Non-Control/Non-Affiliate investments	5,525,027	(563,111)	(4,625,224)	911,861	1,950,000

Total net change in unrealized appreciation (depreciation) from investments	6,212,169	(563,111)	(3,925,224)	911,861	1,950,000

NET INCREASE IN PARTNERS' CAPITAL RESULTING FROM OPERATIONS	$5,353,716	$6,108,018	$4,198,914	$2,046,207	$3,629,656

See accompanying notes to financial statements

LEGG MASON MEZZANINE FUND, L.P. AND LEGG MASON SBIC MEZZANINE FUND, L.P.

Combined Statements of Changes in Partners' Capital

	General Partner	Limited Partner	Total
Balance at January 1, 2004	$73,502	$7,266,587	$7,340,089
Capital contributions	74,481	7,373,600	7,448,081
Distributions	(5,900)	(584,100)	(590,000)
Net increase in partners' capital resulting from operations	804,853	2,824,803	3,629,656

Balance at December 31, 2004	946,936	16,880,890	17,827,826
Capital contributions	55,861	5,530,200	5,586,061
Due from Partners	—	(555,001)	(555,001)
Distributions	(777,180)	(3,482,820)	(4,260,000)
Net increase in partners' capital resulting from operations	425,615	1,620,592	2,046,207

Balance at December 31, 2005	651,232	19,993,861	20,645,093
Capital contributions	74,482	7,928,600	8,003,082
Distributions	(879,000)	(2,871,000)	(3,750,000)
Net increase in partners' capital resulting from operations	873,382	3,325,532	4,198,914

Balance at December 31, 2006	720,096	28,376,993	29,097,089
Capital contributions (unaudited)	—	—	—
Distributions (unaudited)	—	—	—
Net increase in partners' capital resulting from operations (unaudited)	1,113,584	4,240,132	5,353,716

Balance at September 30, 2007 (unaudited)	$1,833,680	$32,617,125	$34,450,805

See accompanying notes to financial statements

LEGG MASON MEZZANINE FUND, L.P. AND LEGG MASON SBIC MEZZANINE FUND, L.P.

Combined Statements of Cash Flows

	Nine Months Ended September 30,		Years Ended December 31,
	2007	2006	2006	2005	2004
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in partners' capital resulting from operations	$5,353,716	$6,108,018	$4,198,914	$2,046,207	$3,629,656
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash provided by operating activities:
Accretion of unearned income	(552,427)	(421,666)	(823,755)	(713,738)	(152,771)
Payment-in-kind interest (accrual) receipt	(348,088)	(197,347)	(407,159)	(151,874)	(355,332)
Amortizaton of deferred financing costs	119,944	100,462	142,487	96,484	46,654
Net change in unrealized (appreciation) depreciation from investments	(6,212,169)	563,111	3,925,224	(911,861)	(1,950,000)
Net realized (gain) loss from investments	3,597,511	(3,123,029)	(3,675,691)	2,629,365	—
Changes in other assets and liabilities:
Interest and dividends receivable	(267,888)	(267,483)	79,048	(441,940)	(106,171)
Prepaid expenses and other	7,155	(44,341)	(7,155)	4,050	(4,050)
Escrow receivable	202,449	91,770	(109,880)	(178,369)	—
Interest payable	(643,024)	(354,993)	333,506	227,297	235,440
Accrued expenses	(365,079)	526,029	351,195	(388,586)	428,964

Net cash provided by operating activities	892,100	2,980,531	4,006,734	2,520,783	1,772,390

CASH FLOWS FROM INVESTMENT ACTIVITIES
Investments in portfolio companies	(14,000,000)	(35,625,363)	(35,850,363)	(21,675,000)	(25,921,875)
Principal repayments received on loans and debt securities	8,500,000	12,000,000	15,000,000	10,000,000	—
Proceeds from sale of equity securities	1,227,489	3,873,029	4,425,691	2,120,010	—

Net cash used by investing activities	(4,272,511)	(19,752,334)	(16,424,672)	(9,554,990)	(25,921,875)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from capital contributions	—	8,003,082	8,003,082	5,031,060	7,448,081
Distributions to partners	—	(2,750,000)	(3,750,000)	(4,260,000)	(590,000)
Proceeds from issuance of debentures to SBA, net of deferred financing costs	—	17,000,000	17,000,000	6,000,000	18,800,000
SBA commitment and leverage fees	(100,000)	(412,500)	(403,750)	(150,000)	(820,000)
Advances under line of credit	—	16,675,000	16,675,000	12,025,000	18,250,000
Repayment of advances under line of credit	—	(16,675,000)	(16,675,000)	(12,025,000)	(18,250,000)

Net cash provided by (used by) financing activities	(100,000)	21,840,582	20,849,332	6,621,060	24,838,081

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,480,411)	5,068,779	8,431,394	(413,147)	688,596

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	9,651,681	1,220,287	1,220,287	1,633,434	944,838

CASH AND CASH EQUIVALENTS, END OF YEAR	$6,171,270	$6,289,066	$9,651,681	$1,220,287	$1,633,434

SUPPLEMENTAL DISCLOSURE OF INTEREST PAID
Interest paid	$2,697,571	$2,124,550	$2,127,789	$1,328,803	$432,335

See accompanying notes to financial statements

LEGG MASON MEZZANINE FUND, L.P. AND LEGG MASON SBIC MEZZANINE FUND, L.P.

Combined Schedule of Investments

September 30, 2007

(Unaudited)

Portfolio Company/Industry/Type of Investment(1)(2)	Principal Amount or Shares/Units	Cost	Fair Value
Affiliate Investments(3)
Bacharach, Inc.(6)
HVAC Equipment Design and Manufacturing
Senior Subordinated Debt, 19%, due March 10, 2014	3,841,286	$3,841,286	$3,841,286
Series A Preferred Stock, 10% dividend(7)	11,500.34	1,150,034	1,150,034
Common Stock (Fully diluted 7.8%)	8,679.50	8,680	8,680
CheeseWorks, Inc.(6)
Food Distribution
Senior Subordinated Debt, 15.5%, due December 29, 2011	4,600,000	4,740,000	4,740,000
Convertible Preferred Stock, 8% dividend (Fully diluted 4.7%)(7)	900	900,000	984,583
Common Stock (Fully diluted 0.5%)	100,000	100,000	100,000
Decorative Components, Inc.(6)
Zinc Die Cast Manufacturing
Senior Subordinated Debt, 13.75%, due October 28, 2011	5,400,000	5,485,861	5,485,861
Common Stock (Fully diluted 5.3%)	11,500	1,150,000	1,499,508
Warrants (Fully diluted 3.4%)	7,375	700,000	961,641
Pangborn Corporation(6)
Surface Preparation Equipment Manufacturing
Senior Subordinated Debt, 13.5%, due June 5, 2012	5,000,000	5,000,000	5,000,000
Junior Subordinated Debt, 14%, due June 1, 2013	375,000	411,049	411,049
Series A Participating Preferred Units (Fully diluted 10.7%)	3,000	300,000	1,027,410

Subtotal Affiliate Investments		23,786,910	25,210,052
Non-Control/Non-Affiliate Investments(4)
ACG Texas, LP
Restaurant Services
Senior Subordinated Debt, 14%, due September 1, 2012	6,000,000	6,433,594	6,433,594
Warrants (Fully diluted 8.5%)	616,374.27	500,000	1,533,197
Airoom Acquisition Corp.(6)
Residential Remodeling Services
Senior Secured Loan, 8%, due June 8, 2014	2,498,553	964,330	964,330
Junior Subordinated Debt, 8%, due November 20, 2009	123,750	123,750	—
Series A Convertible Preferred Stock (Fully diluted 0.7%)	2,432.25	121,613	—
Common Stock (Fully diluted 3.3%)	11,250	562,500	—
Warrants (Fully diluted 2.8%)	9,750	487,500	—
Airoom Funding, LLC
Class A units	223.37	535,670	535,670
Class B units	212.18	6,000,000	—
Conner Steel Products, Ltd.(6)
Storage Tank Manufacturing
Membership Interests (Fully diluted 6.0%)		505,000	4,210,267
Warrants (Fully diluted 4.9%)	5,413.5	400,000	3,432,469

See accompanying notes to financial statements

Portfolio Company/Industry/Type of Investment(1)(2)	Principal Amount or Shares/Units	Cost	Fair Value
Continental Structural Plastics, Inc.(6)
Composite Plastic Components
Senior Subordinated Debt, 15.5%, due July 18, 2012	4,800,000	4,964,468	4,964,468
Series A Preferred Stock, 8% dividend(7)	1,125	1,125,000	1,226,066
Common Stock (Fully diluted 3.5%)	1,250	125,000	915,244
Derby Industries, LLC(6)
Business Outsourcing Services
Senior Subordinated Debt, 12%, due June 8, 2010	6,750,000	6,750,000	6,750,000
Warrants (Fully diluted 5.5%)	23,762	275,000	375,791
Liberty Propane, LP
Propane Distributor
Series B Preferred Units, 11% current dividend, 8% PIK(5)		7,500,000	7,500,000
ShelterPartners Investment, LP
Canopy Shelter Manufacturing
Limited Partner interests		225,000	225,000
United Road Towing, Inc.(6)
Towing Services
Senior Term Loan, LIBOR plus 6%, due November 23, 2011	2,500,000	2,500,000	2,500,000
Senior Subordinated Debt, 14.5%, due November 23, 2012	3,750,000	3,886,984	3,886,984
Series A Preferred Stock, 10% dividend(7)	7,350	735,000	869,828
Common Stock (Fully diluted 3.8%)	1,500	15,000	2,138,165

Subtotal Non-Control/Non-Affiliate Investments		44,735,409	48,461,073

Total Investments, September 30, 2007		68,522,319	73,671,125
Accumulated unearned income		(987,442)	(987,442)

Total Investments net of accumulated unearned income		$67,534,877	$72,683,683

(1)
All debt investments are income producing and the principal amount includes payment-in-kind (PIK) interest, if any. Equity and warrants are non-income producing unless otherwise noted. Refer to Note 2, "Summary of Significant Accounting Policies".

(2)
See footnote C for summary geographic location of portfolio companies.

(3)
Affiliate investments are defined by the Investment Company Act of 1940 ("1940 Act") as those Non-Control investments in companies in which the Fund owns between 5% and 25% of the voting securities. The Fund does not "control" any of its portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, the Fund would "control" a portfolio company if it owned 25% or more of its voting securities.

(4)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments or Affiliate Investments.

(5)
Income producing through payment of dividends or distributions.

(6)
An affiliate of the listed portfolio company is a borrower under this investment or the issuer of the equity security pertaining to this investment.

(7)
Includes unpaid and/or PIK dividends.

See accompanying notes to financial statements

  LEGG MASON MEZZANINE FUND, L.P. AND LEGG MASON SBIC MEZZANINE FUND, L.P.

  Combined Schedule of Investments

  December 31, 2006

Portfolio Company/Industry/Type of Investment(1)(2)	Principal Amount or Shares/Units	Cost	Fair Value
Affiliate Investments(3)
Cheeseworks, Inc.(5)
Food Distribution
Senior Subordinated Debt, 15.5%, due December 29, 2011	4,600,000	$4,671,190	$4,671,190
Convertible Preferred Stock, 8% dividend (Fully diluted 4.7%)(6)	900	900,000	936,000
Common Stock (Fully diluted 0.5%)	100,000	100,000	100,000
Decorative Components, Inc.(5)
Zinc Die Cast Manufacturing
Senior Subordinated Debt, 13.75%, due November 28, 2011	5,400,000	5,447,964	5,447,964
Common Stock (Fully diluted 5.3%)	11,494	1,150,000	1,150,000
Warrants (Fully diluted 3.4%)	7,375	700,000	700,000
Pangborn Corporation(5)
Surface Preparation Equipment Manufacturing
Senior Subordinated Debt, 13.5%, due June 5, 2012	5,000,000	5,000,000	5,000,000
Junior Subordinated Debt, 14%, due June 1, 2013	375,000	390,256	390,256
Series A Participating Preferred Units (Fully diluted 10.7%)	3,000	300,000	1,000,000

Subtotal Affiliate Investments		18,659,410	19,395,410
Non-Control/Non-Affiliate Investments(4)
ACG Texas, LP
Restaurant Services
Senior Subordinated Debt, 14%, due July 1, 2010	6,000,000	6,347,364	6,347,364
Warrants (Fully diluted 8.5%)	616,374.27	500,000	1,000,000
Airoom Acquisition Corp.(5)
Residential Remodeling Services
Senior Subordinated Debt, 12.5%, due November 20, 2009	6,000,000	6,000,000	—
Junior Subordinated Debt, 8%, due November 20, 2009	123,750	123,750	—
Series A Convertible Preferred Stock (Fully diluted 0.7%)	2,432.25	121,613	—
Common Stock (Fully diluted 3.3%)	11,250	562,500	—
Warrants (Fully diluted 2.8%)	9,750	487,500	—
The Alan White Company Inc.
Residential Furniture Manufacturing
Senior Subordinated Debt, 12.75%, due October 18, 2009	4,650,000	4,650,000	—
Warrants (Fully diluted 5%)	10.84	—	—
Conner Steel Products, Ltd.(5)
Storage Tank Manufacturing
Senior Subordinated Debt, 12.5%, due May 8, 2011	4,000,000	4,000,000	4,000,000
Membership Interests (Fully diluted 6.3%)		505,000	2,300,000
Warrants (Fully diluted 5%)		400,000	1,800,000
Continental Structural Plastics, Inc.(5)
Composite Plastic Components
Senior Subordinated Debt, 15.5%, due July 18, 2012	4,800,000	4,878,246	4,878,246
Series A Preferred Stock, 8% dividend(6)	1,125	1,125,000	1,165,932
Common Stock (Fully diluted 3.5%)	1,250	125,000	3,859,068

See accompanying notes to financial statements

Portfolio Company/Industry/Type of Investment(1)(2)	Principal Amount or Shares/Units	Cost	Fair Value
Derby Industries, LLC(5)
Business Outsourcing Services
Senior Subordinated Debt, 12%, due June 8, 2010	6,750,000	6,750,000	6,750,000
Warrants (Fully diluted 5.5%)	23,762	275,000	300,000
ShelterPartners Investment, LP
Canopy Shelter Manufacturing
Limited Partner interests		225,000	225,000
United Road Towing, Inc.(5)
Towing Services
Senior Term Loan, LIBOR plus 6%, due November 23, 2011	2,500,000	2,500,000	2,500,000
Senior Subordinated Debt, 14.5%, due November 23, 2012	3,750,000	3,838,848	3,838,848
Series A Preferred Stock, 10% dividend(6)	7,350	735,000	816,152
Common Stock (Fully diluted 3.8%)	1,500	15,000	1,618,848
Vitron Acquisition, LLC(5)
Aerospace Components Manufacturing
Senior Subordinated Debt, 11.5%, due November 22, 2011	4,500,000	4,500,000	4,500,000
Member Units (Fully diluted 2.5%)	2.384	175,000	1,141,000

Subtotal Non-Control/Non-Affiliate Investments		48,839,821	47,040,458

Total Investments, December 31, 2006		67,499,231	66,435,868
Accumulated unearned income		(1,539,869)	(1,539,869)

Total investments net of accumulated unearned income		$69,959,362	$64,895,999

(1)
All debt investments are income producing and the principal amount includes payment-in-kind (PIK) interest, if any. Equity and warrants are non-income producing unless otherwise noted. Refer to Note 2, "Summary of Significant Accounting Policies".

(2)
See footnote C for summary geographic location of portfolio companies.

(3)
Affiliate investments are defined by the Investment Company Act of 1940 ("1940 Act") as those Non-Control investments in companies in which the fund owns between 5% and 25% of the voting securities. The fund does not "control" any of its portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, the fund would "control" a portfolio company if it owned 25% or more of its voting securities.

(4)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments or Affiliate Investments.

(5)
An affiliate of the listed portfolio company is a borrower under this investment or the issuer of the equity security pertaining to this investment.

(6)
Includes unpaid and/or PIK dividends.

See accompanying notes to financial statements

LEGG MASON MEZZANINE FUND, L.P. AND LEGG MASON SBIC MEZZANINE FUND, L.P.

Combined Schedule of Investments

December 31, 2005

Portfolio Company/Industry/Type of Investment(1)(2)(3)	Principal Amount or Shares/Units	Cost	Fair Value
ACG Texas, L.P. Restaurant Services
Senior Subordinated Debt, 14%, due July 1, 2010	6,000,000	$6,174,667	$6,174,667
Warrants (Fully diluted 8.5%)	616,374	500,000	1,100,000
Airoom Acquisition Corp.(4) Residential Remodeling Services
Senior Subordinated Debt, 12.5%, due November 30, 2009	6,000,000	6,000,000	6,000,000
Common Stock (Fully diluted 4.0%)	11,250	562,500	562,500
Warrants (Fully diluted 2.9%)	8,261	487,500	487,500
The Alan White Company Residential Furniture Manufacturing
Senior Subordinated Debt, 12.75%, due October 18, 2008	4,650,000	4,650,000	4,650,000
Warrants (Fully diluted 5%)	10.84	—	—
Broadcast Electronics, Inc.(4) Radio Component Manufacturing
Senior Subordinated Debt, 14%, due December 24, 2010	7,000,000	7,067,042	7,067,042
Member Units (Fully diluted 4.2%)	500,000	500,000	2,636,861
Derby Industries, LLC(4) Business Outsourcing Services
Senior Subordinated Debt, 12%, due June 8, 2010	6,750,000	6,750,000	6,750,000
Warrants (Fully diluted 5.5%)	23,762	275,000	150,000
HMR Acquisition Company, Inc. Restaurant Services
Senior Subordinated Debt, 14%, due June 20, 2010	5,000,000	5,000,000	5,000,000
Warrants (Fully diluted 11.0%)	43,210	250,000	500,000
ShelterLogic, LLC(4) Canopy Shelter Manufacturing
Senior Subordinated Debt, 12%, due January 12, 2010	3,000,000	3,000,000	3,000,000
Warrants (Fully diluted 7.5%)	112,500	—	—
Vitron Acquisition, LLC(4) Aerospace Components Manufacturing
Senior Subordinated Debt, 11.5%, due November 22, 2011	4,500,000	4,500,000	4,500,000
Member Units (Fully diluted 2.5%)	2.384	175,000	175,000

Total Investments, December 31, 2005		45,891,709	48,753,570
Accumulated unearned income		(1,263,624)	(1,263,624)

Total Investments net of accumulated unearned income		$44,628,085	$47,489,946

(1)
All debt investments are income producing and the principal amount includes payment-in-kind (PIK) interest, if any. Equity and warrants are non-income producing unless otherwise noted. Refer to Note 2, "Summary of Significant Accounting Policies".
(2)
See footnote C for summary geographic location of portfolio companies.
(3)
The fund does not "control," and is not an "affiliate" of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the fund would "control" a portfolio company if it owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if it owned 5% or more of its voting securities.
(4)
An affiliate of the listed portfolio company is a borrower under this investment or the issuer of the equity security pertaining to this investment.

See accompanying notes to financial statements

LEGG MASON MEZZANINE FUND, LP AND LEGG MASON SBIC MEZZANINE FUND, L.P.

NOTES TO COMBINED FINANCIAL STATEMENTS

(information at September 30, 2007 and for the nine months
ended September 30, 2007 and 2006 is unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION

1.     Organization

        Legg Mason Mezzanine Fund, L.P. (the "Partnership") is a limited partnership organized under the laws of the State of Delaware. Legg Mason Mezzanine Fund Management, LLC serves as the General Partner of the Partnership. The Partnership commenced operations on February 7, 2003 and purchased the sole limited partnership interest in Legg Mason SBIC Mezzanine Fund, L.P., a limited partnership organized under the laws of the State of Delaware (the "SBIC Partnership"). The SBIC Partnership has received a license as a Small Business Investment Company ("SBIC") from the U.S. Small Business Administration ("SBA") and commenced operations on February 7, 2003. The SBIC Partnership operates solely for the purpose of operating as an SBIC licensed by the SBA pursuant to the Small Business Investment Act of 1958, as amended, and under the rules and regulations promulgated thereunder by the SBA. The Partnership's and SBIC Partnership's investments will be made through direct negotiated transactions and consist primarily of debt securities. Collectively, the Partnership and the SBIC Partnership are hereafter referred to as the Fund. As of September 30, 2007 and December 31, 2006 and 2005, the Fund had issued $46,300,000, $46,300,000 and $29,300,000, respectively, in debentures through the Debenture SBIC program.

        The Partnership Agreement (the "Agreement") provides for termination of the Partnership on February 7, 2013 unless extended by the General Partner for up to two years with majority consent or shall automatically extend for the extension period of the SBIC Partnership.

2.     Basis of Presentation and Principles of Combination

Combination

        The combined financial statements are prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America (US GAAP) and include the combined accounts of the Partnership and the SBIC Partnership. All significant inter-company balances and transactions have been eliminated.

        The Partnership and the SBIC Partnership have been included on a combined basis in an effort to present what the combined entity will become after the formation transactions described in Note L—Subsequent Events. The members of the General Partner control the General Partner which controls the Fund, thus making them entities under common control.

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the AICPA Audit and Accounting Guide for Investment Companies, the Fund is precluded from consolidating any entity other than another investment company. An exception to this general principle occurs if the Fund owns a controlled operating company that provides all or substantially all of its services directly to the Fund or to an investment company of the Fund. None of the investments made by the Fund qualify for this exception. Therefore, the investments are carried on the balance sheet at fair value, as discussed in more detail below, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation) from Investments" on the Statement of Operations until the investment is disposed of or written-off resulting in any gain or loss on exit being recognized as a "Net Realized Gain or Loss From Investments."

Unaudited Interim Results

        The accompanying interim combined balance sheet and schedule of investments as of September 30, 2007 and the interim combined statements of operations and cash flows for the nine months ended September 30, 2007 and 2006, and the interim combined statement of changes in partners' capital for the nine months ended September 30, 2007 are all unaudited interim financial statements. These unaudited interim financial statements have been prepared on the same basis as the accompanying annual audited financial statements and, in the opinion of management, reflect all adjustments (which include normal, recurring adjustments) necessary to present fairly the combined accounts of the Fund for such interim periods. The interim results as of and for the nine months ended September 30, 2007 are not necessarily indicative of the results that may be achieved for the full year ended December 31, 2007.

Investment Classification

        The Fund classifies its investments in accordance with the requirements of the Investment Company Act of 1940 (the 1940 Act). Under the 1940 Act, "Control Investments" are defined as investments in companies in which the Fund owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, "Affiliate Investments" are defined as those Non-Control investments in companies in which the Fund owns between 5% and 25% of the voting securities. Under the 1940 Act, "Non-Control/Non-Affiliate Investments" are defined as investments that are neither Control Investments nor Affiliate Investments. As of September 30, 2007 and December 31, 2006 and 2005, the Fund did not own any Control Investments.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.     Valuation of Investments

        The Fund's business plan calls for it to invest primarily in illiquid securities issued by private companies ("Investments"). These Investments may be subject to restrictions on resale and generally have no established trading market. The Fund values its Investments at fair value as determined in good faith by the Fund's General Partner in accordance with the Fund's valuation policy. The Fund bases the fair value of its investments on the enterprise value of the portfolio companies in which it invests. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In determining the enterprise value of a portfolio company, the Fund analyzes various factors, including the portfolio company's historical and projected financial results. The Fund reviews external events, including private mergers and acquisitions, and includes these events in the enterprise valuation process.

        In determining a multiple to use for valuation purposes, the General Partner looks to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, the General Partner considers not only the fact that the portfolio company may be a private company relative to a peer group of public comparables, but the General Partner also considers the size and scope of its portfolio companies and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections.

        Due to the inherent uncertainty in the valuation process, the General Partner's estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. The Fund determines the fair value of each individual investment and records changes in fair value as unrealized appreciations and depreciations.

        The Fund uses a standard investment ranking system in connection with its investment oversight, portfolio management/analysis and investment valuation procedures. This system takes into account both quantitative and qualitative factors of the portfolio company and the securities held. Each quarter, the General Partner determines the value of each portfolio investment.

        If there is adequate enterprise value to support the repayment of the debt, the fair value of a loan or debt security normally corresponds to cost plus accumulated unearned income unless the borrower's condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including revenues, EBITDA and cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company's securities, financing events or other liquidation events.

        Duff & Phelps, LLC, an independent valuation firm ("Duff & Phelps"), provided third party valuation consulting services to the General Partner which consisted of certain mutually agreed limited procedures that the General Partner identified and requested them to perform (hereinafter referred to as the "Procedures"). For the nine months ended September 30, 2007, the General Partner asked Duff & Phelps to perform the Procedures on investments in 12 portfolio companies comprising 100% of the total investments at fair value as of September 30, 2007. Upon completion of the Procedures, Duff & Phelps concluded that the fair value, as determined by the general partner of the Fund, of those investments subjected to the Procedures did not appear to be unreasonable. The general partner of the Fund is ultimately and solely responsible for determining the fair value of the investments in good faith.

        The Fund believes that investments as of September 30, 2007 and December 31, 2006 and 2005 approximate fair value based on the market and other conditions in existence at these reporting periods.

2.     Use of Estimates

        The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these estimates under different conditions or assumptions. Additionally, as explained above, the financial statements include investments whose values have been estimated by the General Partner in the absence of readily ascertainable market values. Because of the inherent uncertainty of the valuations, those estimated values may differ significantly from the values that would have been used had a readily available market for the investments existed, and it is reasonably possible that the differences could be material.

3.     Cash and Cash Equivalents

        Cash and cash equivalents consist of highly liquid investments with an original maturity of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

4.     Partner Capital Contributions

        Partner capital contributions are recognized when the Fund has received the amounts called against the partners' capital commitment.

5.     Interest and Dividend Income

        Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. In accordance with the Fund's valuation policy, accrued interest is evaluated periodically for collectibility. Distributions from portfolio companies are recorded as divided income when the distribution is received.

        The Fund holds debt in its portfolio that contains a payment-in-kind ("PIK") interest provision. The PIK interest, computed at the contractual rate specified in each debt agreement, is added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest generally occurs at the time of debt principal repayment. The Fund's policy is to stop accruing PIK interest, and write off any accrued and uncollected interest, when it is determined that PIK interest is no longer collectible.

        As of September 30, 2007, other than one investment that was impaired, the Fund had no investments that were delinquent on interest payments or which were otherwise on non-accrual status. As of December 31, 2006, other than two investments that were impaired, the Fund had no investments that were delinquent on interest payments or which were otherwise on non-accrual status. As of December 31, 2005, the Fund had one investment that was delinquent on interest payments; such payments were received during 2006.

6.     Deferred Financing Costs

        Deferred financing costs consist of SBIC Debenture commitment fees and SBIC Debenture leverage fees which have been capitalized and which are amortized into interest expense over 10 years.

7.     Unearned Income—Original Issue Discount

        In connection with its debt investments, the Fund sometimes receives nominal cost warrants ("nominal cost equity") that are valued as part of the negotiation process with the particular portfolio company. When the Fund receives nominal cost equity, the Fund allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination based on the fair value of the equity. Any resulting discount from recording the debt is accreted into interest income utilizing the interest method over the life of the debt.

        Accumulated unearned income activity for the nine months ended September 30, 2007 and the years ended December 31, 2006 and 2005 was as follows:

		Year Ended December 31,
	Nine Months Ended September 30, 2007
		2006	2005
Beginning accumulated unearned income	$1,539,869	$1,263,624	$1,702,362
Value of warrants received	0	1,100,000	275,000
Unearned income recognized	(552,427)	(823,755)	(713,738)

Ending accumulated unearned income	$987,442	$1,539,869	$1,263,624

8.     Income Taxes

        The Fund is taxed under the partnership provisions of the Internal Revenue Code. Under these provisions of the Internal Revenue Code, the General Partner and Limited Partners are responsible for reporting their share of the Partnership's income or loss on their income tax returns. Accordingly, the Fund is not subject to income taxes.

9.     Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

        Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Net change in unrealized appreciation or depreciation from investments reflects the net change in the valuation of the portfolio pursuant to the Fund's valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

10.   Concentration of Credit Risks

        The Fund places its cash in financial institutions, and at times, such balances may be in excess of the FDIC insured limit.

11.   Fair Value of Financial Instruments

        Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Fund believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable, accrued liabilities and debentures approximate the fair values of such items.

12.   Recently Issued Accounting Standards

        In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. FASB Statement No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement addressed how to calculate fair value measurements required or permitted under other accounting pronouncements. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. FASB Statement No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is permitted, provided that financial statements for that fiscal year, including any interim periods within that fiscal year, have not been issued. The Company is currently evaluating the impact, if any, that the implementation of SFAS No. 157 will have on the Fund's results of operations or financial condition.

        In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the combined balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This Statement is effective as of the beginning of an entity's first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of Statement 157. At this time, the Company is evaluating the implications of SFAS 159, and its impact in the financial statements has not yet been determined.

NOTE C—INVESTMENTS

        Investments principally consist of secured debt, equity warrant and direct equity investments in privately-held companies. The debt investments are secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from original investment. The Fund may also receive nominally-priced equity warrants and makes direct equity investments, usually in connection with a portfolio debt investment.

LEGG MASON MEZZANINE FUND, LP AND LEGG MASON SBIC MEZZANINE FUND, L.P.

NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)

(information at September 30, 2007 and for the nine months
ended September 30, 2007 and 2006 is unaudited)

        Summaries of the composition of the Fund's investment portfolio at cost and fair value as a percentage of total investments are shown in following table:

		December 31,
	September 30, 2007
		2006	2005
	(Unaudited)
Cost:
Senior Term Debt	5.1%	3.7%	0.0%
Senior Subordinated Debt	68.7%	83.1%	94.0%
Junior Subordinated Debt and Equity	22.8%	9.7%	2.7%
Equity Warrants	3.4%	3.5%	3.3%

	100.0%	100.0%	100.0%

		December 31,
	September 30, 2007
		2006	2005
	(Unaudited)
Fair Value:
Senior Term Debt	5.4%	3.8%	0.0%
Senior Subordinated Debt	55.8%	68.4%	88.5%
Junior Subordinated Debt and Equity	30.2%	22.1%	6.9%
Equity Warrants	8.6%	5.7%	4.6%

	100.0%	100.0%	100.0%

        The Fund invests in portfolio companies located in the United States. The following table shows the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

		December 31,
	September 30, 2007
		2006	2005
	(Unaudited)
Cost:
Midwest	64.3%	58.5%	68.8%
East	24.3%	17.2%	6.5%
Southwest	11.4%	24.3%	24.7%

	100.0%	100.0%	100.0%

		December 31,
	September 30, 2007
		2006	2005
	(Unaudited)
Fair Value:
Midwest	55.1%	49.8%	69.3%
East	23.7%	18.5%	6.2%
Southwest	21.2%	31.7%	24.5%

	100.0%	100.0%	100.0%

        Set forth below are tables showing the composition of the Fund's portfolio by industry at cost and fair value as of September 30, 2007, December 31, 2006 and 2005 (excluding unearned income):

		December 31,
	September 30, 2007
		2006	2005
	(Unaudited)
Cost:
Consumer Services	23.8%	10.9%	15.4%
Business Services	20.6%	20.9%	15.2%
Component Manufacturing	19.8%	26.8%	10.2%
Equipment Manufacturing	17.0%	15.7%	16.5%
Restaurants	10.1%	10.1%	26.0%
Consumer Products	8.7%	15.6%	16.7%

	100.0%	100.0%	100.0%

		December 31,
	September 30, 2007
		2006	2005
	(Unaudited)
Fair Value:
Equipment Manufacturing	25.9%	21.8%	19.8%
Business Services	22.5%	23.8%	14.2%
Component Manufacturing	20.4%	34.4%	9.6%
Consumer Services	12.2%	0.0%	14.5%
Restaurants	10.8%	11.1%	26.2%
Consumer Products	8.2%	8.9%	15.7%

	100.0%	100.0%	100.0%

        The Fund's investments are generally in lower middle market companies in a variety of industries.

        At September 30, 2007, the Fund had four investments that were greater than 10% of the total investment portfolio. None of the four investments represented more than 15% of the portfolio, and in aggregate they represented approximately 44% of the portfolio at fair value and approximately 33% at cost. At December 31, 2006, the Fund had six investments that were greater than 10% of the total investment portfolio. None of the six investments represented more than 15% of the portfolio, and in aggregate they represented approximately 73% of the portfolio at fair value and approximately 59% at cost. At December 31, 2005, the Fund had five investments that were greater than 10% of the total investment portfolio. The five investments in aggregate represented approximately 75% of the portfolio at fair value and approximately 73% at cost, with one of the five investments representing approximately 20% of the portfolio, and none of the other four investments representing more than 15% of the portfolio.

        Income, consisting of interest, dividends, unrealized appreciation or depreciation, and realization of gains or losses on investments, can fluctuate dramatically upon realization of an investment, and in any given year can be highly concentrated among several investments. The majority of the realized activity during the nine months ended September 30, 2007 resulted in a realized gain of $965,939 on one investment, and a realized loss of $4,650,000 on another investment. For the year ended December 31, 2006, the Fund had realized gains from three investments totaling $3,675,691. For the year ended December 31, 2005, the Fund had a realized gain of $1,480,010 on one investment, and a realized loss of $4,109,375 on another investment.

NOTE D—PARTNERS' CAPITAL CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS

        Profits and losses and cash available for distribution are allocated to the partners in accordance with the Partnership Agreement. Annual profits are generally allocated to partners in the following priorities. Unless otherwise indicated, the allocations are in proportion to the partner's respective contribution to the Partnership.

  1.
  To the extent of any previously allocated cumulative net investment loss.

  2.
  To return the preferred return. The preferred return is equal to an annual cumulative return of 8% of all capital contributions less distributions, compounded annually.

  3.
  In amounts necessary to allocate cumulative net gain of the Partnership for all periods since inception 80% to all partners in proportion to their respective contributions and 20% to the General Partner.

  4.
  80% to the partners in proportion to their respective contributions and 20% to the General Partner.

        Distributions of available cash are made in proportion to the Partners' Capital after allocations.

        Net investment losses are generally allocated to the Limited Partners and the General Partner in proportion to their respective capital contributions.

        As of September 30, 2007, and December 31, 2006 and 2005, the Fund had received irrevocable commitments from investors to contribute capital of $37,240,404. Through September 30, 2007, and December 31, 2006 and 2005, the Fund had made capital calls totaling $27,930,306, $27,930,306 and $20,482,224, respectively, representing 75%, 75% and 55%, respectively, of the private capital commitments.

        The SBIC Partnership is a licensed SBIC and may make distributions of cash and/or property only at such times as permitted by the SBIC Act and as determined under the Partnership Agreement. Under the Partnership Agreement, the General Partner is entitled to 20% of the Fund's distributions, subject to a "clawback" provision that requires the General Partner to return an amount of allocated profits and distributions to the Fund if, and to the extent that, distributions to the General Partner over the life of the Fund causes the limited partners of the Fund to receive cumulative distributions which are less than their share (approximately 80%) of the cumulative net profits of the Fund. The Fund made total distributions of $0, $3,750,000, $4,260,000 and $590,000 during the nine months ended September 30, 2007 and the years ended December 31, 2006, 2005 and 2004, respectively.

NOTE E—MANAGEMENT AGREEMENT

        The Fund has a management agreement with Calvert Street Capital Partners, Inc., (Investment Manager), an affiliate of the General Partner. The Investment Manager manages the day-to-day operational and investment activities of the Fund. The Investment Manager pays normal operating expenses, except those specifically required to be borne by the Fund. The expenses paid by the Investment Manager include the cost of salaries, office space, equipment and other costs required for the Fund's day-to-day operations. The expenses that are paid by the Fund include certain transaction costs incidental to the origination, acquisition and disposition of investments, management fees to the Investment Manager, organizational costs, offering costs, SBA leverage fees, certain insurance and accounting costs and other expenses as defined by the Partnership Agreement.

        Commencing April 16, 2003, and for the five year period following the SBIC license approval, as compensation for its services, the SBIC Partnership pays the Investment Manager each fiscal quarter in advance, 1.5% of the sum of i) the Fund's Regulatory Capital (as defined in the SBIC Act) as of the last day of the fiscal quarter, ii) any Permitted Distribution as defined by the Partnership Agreement, and iii) an assumed two tiers (two times) of outstanding SBIC Debenture leverage on the sum of clauses i and ii above.

        Following the initial five year period after SBIC license approval, the SBIC Partnership will pay the Investment Manager, each fiscal quarter in advance, 1.5% of the Fund's Combined Capital, as defined by the SBA.

        The SBIC Partnership will not pay any management compensation with respect to any fiscal year in excess of the amount of management compensation approved by the SBA and in conformance with the Partnership Agreement. The management fee is offset 100% by deal fees charged and received directly by the Investment Manager.

        The Partnership also pays a management fee to the Investment Manager. The Partnership's fee is 1.5% per year of the aggregate subscriptions of all partners less an amount equal to the SBIC Commitment. The management fee may also be adjusted as defined in the management agreement. The Investment Manager may from time to time and upon written notice to the Partnership, irrevocably waive or reduce the management fee.

        Management fees for the nine months ended September 30, 2007 and 2006 and the years ended December 31, 2006, 2005 and 2004 were $1,018,342, $572,088, $972,518, $1,217,211 and $927,361, respectively.

NOTE F—DEFERRED FINANCING COSTS

        Deferred financing costs balances as of September 30, 2007, December 31, 2006 and 2005 are as follows:

		December 31,
	September 30, 2007
		2006	2005
SBIC Debenture commitment fees	$600,000	$500,000	$500,000
SBIC Debenture leverage fees	1,136,250	1,136,250	732,500

Subtotal	1,736,250	1,636,250	1,232,500
Less accumulated amortization	(412,131)	(292,187)	(149,700)

	$1,324,119	$1,344,063	$1,082,800

        Estimated aggregate amortization expense for each of the five years succeeding December 31, 2006 and thereafter is as follows:

Year Ending December 31,	Estimated Amortization
2007	$159,925
2008	159,925
2009	159,925
2010	159,925
2011	159,925
Thereafter	252,251

NOTE G—SBIC DEBENTURES

        The Fund has issued SBIC Debentures cumulative through December 31, 2006 totaling $46,300,000. As of September 30, 2007 and December 31, 2006, the Fund had unused commitments from the SBA to draw down additional leverage in amounts up to $13,700,000 and $3,700,000, expiring September 30, 2009 and 2012, respectively. As of December 31, 2005, the Fund had unused commitments totaling $20,700,000. The Fund paid a 1% fee to the SBA for these commitments. The ability to draw on these commitments is contingent on the SBA approval of the requested leverage at each draw application date and the Fund's adherence to the SBIC regulations. The Fund is subject to regular compliance examinations by the SBA. There have been no historical findings resulting from these examinations.

        SBIC Debentures payable at September 30, 2007, December 31, 2006 and 2005 consist of the following:

Pooling Date	Maturity Date	Fixed Interest Rate	Amount
09/24/2003	09/01/2013	5.762%	$4,500,000
03/24/2004	03/01/2014	5.007%	4,600,000
09/22/2004	09/01/2014	5.571%	5,200,000
09/22/2004	09/01/2014	5.539%	4,000,000
03/23/2005	03/01/2015	5.893%	5,000,000
03/23/2005	03/01/2015	5.893%	3,000,000
09/28/2005	09/01/2015	5.796%	3,000,000

Balance as of December 31, 2005			29,300,000
3/22/2006	03/01/2016	6.379%	7,000,000
9/27/2006	09/01/2016	6.390%	5,000,000
9/27/2006	09/01/2016	6.390%	5,000,000

Balance as of September 30, 2007 and December 31, 2006			$46,300,000

        The stated fixed interest rates include an SBA annual charge incremental to the prevailing market rates at the time of pooling. SBIC Debentures are pooled twice a year, in March and September. Accordingly, the long-term interest rate of the fundings will be fixed on the applicable pooling date and the initial draws will bear a short-term interim financing rate until the applicable pooling date. All SBIC Debentures outstanding as of December 31, 2006 have been pooled. The weighted average interest rate as of December 31, 2005 was 5.6376%, and was 5.9% as of September 30, 2007 and December 31, 2006.

        SBIC Debentures provide for interest to be paid semi-annually with principal due at the applicable 10-year maturity date. In 2006, 2005 and 2004, the Fund incurred interest expense of 2,405,316, 1,512,636 and 644,129 on the outstanding SBIC Debentures, respectively. The Fund incurred interest expense of 2,043,172 and 1,708,067 during the nine months ended September 30, 2007 and 2006, respectively.

NOTE H—REVOLVING LINE OF CREDIT

        The Fund has a $6,000,000 unsecured revolving line of credit with a financial institution to provide same day, short-term funding for investments. The annual interest rate for this line of credit is the prime rate. For the periods ended December 31, 2006, 2005 and 2004, the Fund incurred interest expense and financing fees on the line of credit totaling $55,979, $43,465 and $23,646, respectively. The Fund incurred interest expense and financing fees on the line of credit totaling $11,375 and $43,742 during the nine months ended September 30, 2007 and 2006, respectively.

NOTE I—FINANCIAL HIGHLIGHTS

	Nine Months Ended September 30,		Years Ended December 31,
	2007(1)	2006(1)	2006(1)	2005(1)	2004(1)
Net assets at end of period	$34,450,805	$32,429,196	$29,097,089	$20,645,093	$17,827,826
Average net assets(2)	29,882,449	24,121,445	26,206,324	15,479,249	11,702,892
Average outstanding debt(2)	46,300,000	41,300,000	42,550,000	28,550,000	15,950,000
Ratio of total expenses, excluding interest expense, to average net assets(3)	3.98%	3.03%	4.59%	8.89%	9.04%
Ratio of total expenses to average net assets(3)	10.86%	10.33%	13.98%	18.94%	14.75%
Ratio of net investment income to average net assets(3)	17.92%	27.08%	16.02%	13.22%	31.02%
Ratio of total contributed capital to total capital commitments	75.0%	75.0%	75.0%	55.0%	40.0%
Total return to Limited Partners based on change in net asset value(3)(4)	14.94%	30.82%	16.63%	9.60%	38.87%
Total return based on change in net asset value(3)(4)(5)	18.40%	36.48%	20.34%	11.48%	49.45%

(1)
The amounts reflected in the financial highlights above represent the combined general partner and limited partner amounts. See the Combined Statements of Changes in Partners' Capital for additional information.

(2)
Calculated based upon the average of the amounts at the end of each quarter within the period.

(3)
Interim periods are not annualized.

(4)
Total return based on change in net asset value was calculated using the sum of ending net asset value plus distributions to partners during the period less capital contributions during the period, as divided by the beginning net asset value.

(5)
This ratio combines the total return for both the managing investors (the General Partner) and the non-managing investors (the Limited Partners).

NOTE J—RELATED PARTY TRANSACTIONS

        As discussed further in Note E—Management Agreement, the Fund paid certain management fees to the Investment Manager during the nine months ended September 30, 2007 and 2006, and the years ended December 31, 2006, 2005 and 2004. The Investment Manager is an affiliate of the Fund as it is commonly controlled by principals who also control the general partner of the Fund.

        The principals of the General Partner, management of the Investment Manager, and their affiliates, collectively have invested $969,303 in the limited partnership interests of the Fund, representing 3.47% of such limited partner interests as of September 30, 2007.

NOTE K—INCOME TAXES

        The Fund is taxed under the partnership provisions of the Internal Revenue Code. Under these provisions of the Internal Revenue Code, the General Partner and limited partners are responsible for reporting their share of the Partnership's income or loss on their income tax returns. Listed below is a reconciliation of Net Increase in Partners' Capital Resulting From Operations to taxable income for the nine months ended September 30, 2007 and 2006, and the years ended December 31, 2006, 2005 and 2004.

	Nine Months Ended September 30,		Years Ended December 31,
	2007	2006	2006	2005	2004
Net increase in partners' capital resulting from operations	$(5,353,716)	$6,108,018	$4,198,914	$2,046,207	$3,629,656
Net change in unrealized (appreciation) depreciation from investments	(6,212,169)	563,111	(3,925,224)	(911,861)	(1,950,000)
Other	—	—	(12,635)	(689,709)	(174,388)

Taxable (loss) income	$(853,453)	$6,671,129	$8,111,503	$444,637	$1,505,268

NOTE L—SUBSEQUENT EVENTS

Portfolio Investments

        Subsequent to December 31, 2006, the Fund made additional investments in portfolio companies totaling $14,000,000 and received proceeds of $9,727,489 for principal repayments and equity redemptions from portfolio companies with a cost of $8,675,000.

Subsequent Events for the interim period of September 30, 2007

        Subsequent to September 30, 2007, the Fund made an additional investment in a portfolio company totaling $5,000,000.

New Entity Formation

        On October 15, 2007 a newly organized corporation, Calvert Street Capital Corporation, was formed for the purpose of acquiring the Partnership and the SBIC Partnership, raising capital in an intial public offering and thereafter operating as an externally managed business development company under the 1940 Act.

        Immediately prior to the completion of the initial public offering, the following formation transactions will occur:

  •
  Pursuant to a merger agreement that has received the approval of the general partner and the limited partners of the Partnership, Calvert Street Capital Corporation, a newly formed Delaware corporation, will acquire the Partnership through the merger of the Partnership with and into Calvert Street Capital Corporation (and, as a result, Calvert Street Capital Corporation will acquire 100% of the limited partnership interests in the SBIC Partnership). In connection with the merger, the limited partnership interests held by the limited partners in the Partnership will be converted into shares of common stock of Calvert Street Capital Corporation with a value equal to, on an aggregate basis, $33,736,572 (which was determined based on the net asset value of the Partnership as of September 30, 2007), subject to an adjustment designed to take into account the changes in the "net cash position" of the Partnership between September 30, 2007 (on which date the net cash position was $6,171,270) and the close of business on the day immediately preceding the pricing of the initial public offering (such period, the "Adjustment Period") (such calculation, the "Adjustment"). More specifically, the merger agreement provides that, if the "net cash position" of the Partnership as of the end of the Adjustment Period is more than $6,171,270, the purchase price payable to the limited partners will be increased by an amount equal to 80% of such excess. Conversely, if the "net cash position" of the Partnership as of the end of the Adjustment Period is less than $6,171,270, the purchase price payable to the limited partners will be decreased by an amount equal to 80% of such shortfall.

    For these purposes, the net cash position of the Partnership as of the end of the Adjustment Period is defined as the aggregate amount of cash and cash equivalents on such date, plus accrued and unpaid income and the increase in prepaid assets of the Partnership attributable to the Adjustment Period, less accrued and unpaid expenses of the Partnership arising with respect to the Adjustment Period. Importantly, the following transactions, to the extent such transactions occur during the Adjustment Period, will not have any impact on determining the net cash position of the Partnership at the end of the Adjustment Period: (a) redemptions and sales of common or preferred equity securities held by the Partnership, (b) principal payments on debt securities held by the Partnership, (c) increases in the cash position of the Partnership attributable to indebtedness for borrowed money, and (d) decreases in the cash position of the Partnership attributable to investments in equity or debt securities of portfolio companies.

    The number of shares issuable to the limited partners on an aggregate basis will be determined by dividing $33,736,572, subject to the Adjustment, by the price at which the shares of common stock of Calvert Street Capital Corporation are sold to the public in the initial public offering.

  •
  In addition, the general partnership interest held by general partner in the Partnership will be converted into shares of common stock of Calvert Street Capital Corporation with a value equal to, on an aggregate basis, $1,701,566 (which amount represents the estimated value of the General Partner's "carried interest" (as defined below) in the Partnership as of September 30, 2007), subject to the Adjustment. More specifically, the merger agreement provides that, if the "net cash position" of the Partnership as of the end of the Adjustment Period is more than $6,171,270, the purchase price payable to the general partner of the Partnership will be increased by an amount equal to 20% of such excess. Conversely, if the "net cash position" of the Partnership as of the end of the Adjustment Period is less than $6,171,270, the purchase price payable to the general partner of the Partnership will be decreased by an amount equal to 20% of such shortfall.

    The number of shares issuable to the general partner of the Partnership will be determined by dividing $1,701,566, subject to the Adjustment, by the price at which the shares of common stock of Calvert Street Capital Corporation are sold to the public in the initial public offering.

    Pursuant to the terms of the merger agreement, the Partnership is required to run its business in the ordinary course from the time that the merger agreement is signed to the closing of the merger, except that the Partnership may increase its borrowing capacity under an existing line of credit and make drawdowns thereunder. Accordingly, the Partnership must maintain levels of cash appropriate to ensure the ongoing operation of the Partnership up until the time of the merger.

    Under the current agreement of limited partnership, or partnership agreement, of the Partnership, the general partner of the Partnership is entitled to 20% of the Partnership's profits and related distributions. The general partner's right to receive such profits and related distributions is referred to as "carried interest." The consideration being received by the general partner of the Partnership is based on the estimated value of the 20% carried interest in the Partnership.

    In addition to the general partnership interest held by the general partner, the general partner holds a limited partnership interest in the Partnership equaling 1.0% of the total limited partnership interests.

  •
  Calvert Street Capital Corporation will acquire from the members of Legg Mason SBIC Mezzanine Fund Management, LLC, or the SBIC General Partner, which is the general partner of the SBIC Partnership, 100% of their equity interests in the SBIC General Partner and, consequently, 100% of the general partnership interest in the SBIC Partnership. The SBIC General Partner will not receive any consideration in exchange for its general partnership interest in the SBIC Partnership in connection with this transaction.

Schedule 12-14

LEGG MASON MEZZANINE FUND, L.P. AND LEGG MASON SBIC MEZZANINE FUND, L.P.

Combined Schedule of Investments in and Advances to Affiliates

Year ended December 31, 2006

Unaudited

Portfolio Company/Investments(1)	Amount of Interest or Dividends Credited to Income	December 31, 2005 Cost	Gross Additions(2)	Gross Reductions(3)	December 31, 2006 Value
Affiliate Investments(4)
Cheeseworks, Inc.
Senior Subordinated Debt, 15.5%	$367,815	$—	$4,671,190	$—	$4,671,190
Convertible Preferred Stock, 8% PIK dividend	—	—	936,000	—	936,000
Common Stock	—	—	100,000	—	100,000
Decorative Components, Inc.
Senior Subordinated Debt, 13.75%	560,328	—	5,447,964	—	5,447,964
Common Stock	—	—	1,150,000	—	1,150,000
Warrants	—	—	700,000	—	700,000
Pangborn Corporation
Senior Subordinated Debt, 13.5%	391,875	—	5,000,000	—	5,000,000
Junior Subordinated Debt, 14%	30,512	—	390,256	—	390,256
Series A Participating Preferred Units	8,667	—	1,000,000	—	1,000,000

Total—Affiliate Investments	$1,359,197	$—	$19,395,410	$—	$19,395,410

This schedule should be read in conjunction with the Combined Financial Statements, including the Combined Schedule of Investments and Note C to the Combined Financial Statements.

(1)
The principal amount, the ownership detail for equity investments, and if the investment is income producing is shown in the Combined Schedule of Investments.

(2)
Gross Additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments and accrued PIK interest. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(3)
Gross Reductions include decreases in the cost basis of investments resulting from principal repayments or sales. Gross Reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(4)
The Fund has not made any Control investments. These investments were classified as Affiliate investments from the time the investment was made through December 31, 2006.

        You should rely only on the information contained in this prospectus. Neither we, nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock.

        Until            (25 days after the date of this prospectus), all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

4,333,000 Shares

Calvert Street Capital Corporation

Common Stock

PRELIMINARY PROSPECTUS

Ferris, Baker Watts
 Incorporated

BB&T Capital Markets
A Division of Scott & Stringfellow, Inc.

Morgan Keegan & Company, Inc.

                       , 2008

PART C

Other Information

Item 25. Financial Statements And Exhibits

  (1) Financial Statements

        The following financial statements of Calvert Street Capital Corporation (the "Registrant" or the "Company") are included in Part A of this Registration Statement:

Page
Combined Balance Sheets—September 30, 2007, December 31, 2006 and December 31, 2005	F-3
Combined Statements of Operations—For the Nine Months ended September 30, 2007 and 2006, and for the Years Ended December 31, 2006, 2005 and 2004	F-4
Combined Statements of Changes in Partners' Capital—For the Nine Months ended September 30, 2007, and for the Years Ended December 31, 2006, 2005 and 2004	F-5
Combined Statements of Cash Flows—For the Nine Months ended September 30, 2007 and 2006, and for the Years Ended December 31, 2006, 2005 and 2004	F-6
Combined Schedules of Investments as of September 30, 2007, December 31, 2006 and December 31, 2005	F-7
Notes to Combined Financial Statements	F-12

  (2) Exhibits

(a)	Amended and Restated Certificate of Incorporation of the Registrant*
(b)	Amended and Restated Bylaws of the Registrant*
(c)	Not Applicable
(d)	Form of Common Stock Certificate*
(e)	Dividend Reinvestment Plan*
(f)	Debentures guaranteed by the SBA*
(g)	Form of Investment Advisory and Management Agreement between the Registrant and Calvert Street Investment Management, LLC*
(g)(1)	Letter Agreement between the Registrant and Calvert Street Investment Management, LLC Regarding Waiver of Incentive Fee Capital Gains*
(h)	Form of Underwriting Agreement*
(i)	Not Applicable
(j)	Custodian Agreement*
(k)	Form of Administration Agreement between the Registrant and Calvert Street Investment Management, LLC*
(k)(2)	Form of License Agreement by the Registrant and Calvert Street Capital Partners, Inc.*
(k)(3)	Loan Agreement by and between Mercantile Safe-Deposit and Trust Company and Legg Mason Mezzanine Fund, L.P.*
(k)(4)	First Loan Agreement Modification Agreement by and between Mercantile Safe-Deposit and Trust Company and Legg Mason Mezzanine Fund, L.P. *
(k)(5)	Second Loan Agreement Modification Agreement by and between Mercantile Safe-Deposit and Trust Company and Legg Mason Mezzanine Fund, L.P. *
(k)(6)	Third Loan Agreement Modification Agreement by and between Mercantile Safe-Deposit and Trust Company and Legg Mason Mezzanine Fund, L.P. *

(l)	Opinion and Consent of Counsel*
(m)	Not Applicable
(n)(1)	Consent of Sutherland Asbill & Brennan LLP (included in Exhibit 1)*
(n)(2)	Consent of Grant Thornton LLP
(n)(3)	Report of Grant Thornton LLP regarding the senior security table contained herein**
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics*

*
To be filed by pre-effective amendment.

**
Previously filed.

Item 26. Marketing Arrangements

        The information contained under the heading "Underwriting" in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses Of Issuance And Distribution

SEC registration fee		$2,295
Nasdaq Global Market listing fee		$5,000
FINRA filing fee		$8,473
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing and engraving	$	*
Miscellaneous fees and expenses	$	*

Total	$	*

    *
    To be provided by amendment.

        All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled By Or Under Common Control

        Upon the consummation of the offering pursuant to this Registration Statement and the conversion and formation transactions described herein, the Registrant will own 100% of the following entities:

  •
  Calvert Street SBIC Mezzanine Fund, L.P.

  •
  Calvert Street Mezzanine Fund Management, LLC

Item 29. Number Of Holders Of Securities

        The following table sets forth the number of record holders of the Registrant's capital stock at January 25, 2008.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	5

Item 30. Indemnification

        Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

        Section 102(b)(7) of the Delaware General Corporation Law permits the inclusion in the certificate of incorporation of a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director's duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

        Subject to the 1940 Act or any valid rule, regulation or order of the Securities and Exchange Commission thereunder, our amended and restated certificate of incorporation also provides that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of Calvert Street Capital, or is or was serving at the request of Calvert Street Capital as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, our amended and restated certificate of incorporation provides that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.

        The above discussion of Section 145 and Calvert Street Capital's amended and restated certificate of incorporation is not intended to be exhaustive and is respectively qualified in its entirety by such statute and our amended and restated certificate of incorporation.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Calvert Street Capital pursuant to the foregoing provisions, or otherwise, Calvert Street Capital has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Calvert Street Capital of expenses incurred or paid by a director, officer or controlling person of Calvert Street Capital in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Calvert Street Capital will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        As of the date of the completion of this offering, Calvert Street Capital will have obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant's behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

        The Registrant has agreed to indemnify the several underwriters against specific liabilities, including liabilities under the Securities Act of 1933.

Item 31. Business And Other Connections Of Investment Adviser

        A description of any other business, profession, vocation, or employment of a substantial nature in which our investment adviser, and each director or executive officer of our investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Business—The Investment Adviser" "Management—Directors," "—Executive Officers" and "Investment Advisory Agreement." Additional information regarding our investment adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No.    -        ), and is incorporated herein by reference.

Item 32. Location Of Accounts And Records

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at:

(1)
the Registrant, Calvert Street Capital Corporation, 111 South Calvert Street, Suite 1800, Baltimore, Maryland 21202;

(2)
the Transfer Agent,        ;

(3)
the Custodian,        ;

(4)
the investment adviser, Calvert Street Investment Management, LLC, 111 South Calvert Street, Suite 1800, Baltimore, Maryland 21202; and

(5)
the administrator, Calvert Street Investment Management, LLC, 111 South Calvert Street, Suite 1800, Baltimore, Maryland 21202.

Item 33. Management Services

        Not Applicable

Item 34. Undertakings

        1.     We hereby undertake to suspend the offering of shares until the prospectus is amended if subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement.

        2.     We hereby undertake that:

          (a)   for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

          (b)   for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on January 25, 2008.

CALVERT STREET CAPITAL CORPORATION
By:	/s/ ANDREW L. JOHN
Name: Andrew L. John Title: Chief Executive Officer

POWER OF ATTORNEY

        The undersigned directors and officers of Calvert Street Capital Corporation hereby constitute and appoint Andrew L. John, Joshua M.D. Hall, III and Brian T. Mahoney and each of them with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and behalf in the capacities indicated below this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to this Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that all such attorneys-in-fact, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ ANDREW L. JOHN Andrew L. John	President, Chief Executive Officer and Director (principal executive officer and principal financial officer)	January 25, 2008
Mathias J. DeVito	Director
/s/ RAY J. GROVES Ray J. Groves	Director	January 25, 2008

/s/ CHRISTOPHER GRUSEKE Christopher Gruseke	Director	January 25, 2008
/s/ JOSHUA M. D. HALL, III Joshua M. D. Hall, III	Director	January 25, 2008
/s/ BRIAN T. MAHONEY Brian T. Mahoney	Director	January 25, 2008
/s/ HARLAN SEYMOUR Harlan Seymour	Director	January 25, 2008

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PROSPECTUS SUMMARY
FEES AND EXPENSES
SUMMARY FINANCIAL AND OTHER DATA
RISK FACTORS
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
FORMATION TRANSACTIONS; BUSINESS DEVELOPMENT COMPANY AND REGULATED INVESTMENT COMPANY ELECTIONS
USE OF PROCEEDS
DIVIDENDS
CAPITALIZATION
PRO FORMA AS ADJUSTED BALANCE SHEET
DILUTION
SELECTED FINANCIAL AND OTHER DATA
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
SENIOR SECURITIES
BUSINESS
PORTFOLIO COMPANIES
MANAGEMENT
INVESTMENT ADVISER
CERTAIN RELATIONSHIPS AND TRANSACTIONS
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
DIVIDEND REINVESTMENT PLAN
DESCRIPTION OF CAPITAL STOCK
SHARES ELIGIBLE FOR FUTURE SALE
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
REGULATION
UNDERWRITING
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
BROKERAGE ALLOCATION AND OTHER PRACTICES
LEGAL MATTERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AVAILABLE INFORMATION
PRIVACY NOTICE
INDEX TO FINANCIAL STATEMENTS
REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGG MASON MEZZANINE FUND, L.P. AND LEGG MASON SBIC MEZZANINE FUND, L.P. Combined Balance Sheets
LEGG MASON MEZZANINE FUND, L.P. AND LEGG MASON SBIC MEZZANINE FUND, L.P. Combined Statements of Operations
LEGG MASON MEZZANINE FUND, L.P. AND LEGG MASON SBIC MEZZANINE FUND, L.P. Combined Statements of Changes in Partners' Capital
LEGG MASON MEZZANINE FUND, L.P. AND LEGG MASON SBIC MEZZANINE FUND, L.P. Combined Statements of Cash Flows
LEGG MASON MEZZANINE FUND, L.P. AND LEGG MASON SBIC MEZZANINE FUND, L.P. Combined Schedule of Investments December 31, 2005
LEGG MASON MEZZANINE FUND, LP AND LEGG MASON SBIC MEZZANINE FUND, L.P. NOTES TO COMBINED FINANCIAL STATEMENTS (information at September 30, 2007 and for the nine months ended September 30, 2007 and 2006 is unaudited)
  Schedule 12-14
LEGG MASON MEZZANINE FUND, L.P. AND LEGG MASON SBIC MEZZANINE FUND, L.P. Combined Schedule of Investments in and Advances to Affiliates Year ended December 31, 2006 Unaudited
PART C
  Item 25. Financial Statements And Exhibits
  Item 26. Marketing Arrangements
  Item 27. Other Expenses Of Issuance And Distribution
  Item 28. Persons Controlled By Or Under Common Control
  Item 29. Number Of Holders Of Securities
  Item 30. Indemnification
  Item 31. Business And Other Connections Of Investment Adviser
  Item 32. Location Of Accounts And Records
  Item 33. Management Services
  Item 34. Undertakings
SIGNATURES
POWER OF ATTORNEY